                                               As filed pursuant to Rule 497
                                               Under the Securities Act of 1933
                                               Registration No. 333-92396
                                               and 811-07727

                           [SEASONS ADVISOR II LOGO]

                                   PROSPECTUS
                               February 14, 2005

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                         VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

The annuity contract has several investment choices - fixed investment options which offer interest rates guaranteed by AIG SunAmerica Life for different periods of time, and Variable Portfolios:

           SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                       SEASONS STRATEGIES
            LARGE CAP GROWTH                           FOCUS GROWTH                           GROWTH STRATEGY
          LARGE CAP COMPOSITE                    FOCUS GROWTH AND INCOME          (WHICH INVESTS IN STOCK PORTFOLIO, ASSET
            LARGE CAP VALUE                            FOCUS VALUE                ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
             MID CAP GROWTH                           FOCUS TECHNET                 AND MULTI-MANAGED GROWTH PORTFOLIO)
             MID CAP VALUE                                                                MODERATE GROWTH STRATEGY
               SMALL CAP                  SEASONS MANAGED ALLOCATION PORTFOLIOS   (WHICH INVESTS IN STOCK PORTFOLIO, ASSET
          INTERNATIONAL EQUITY                      ALLOCATION GROWTH             ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
        DIVERSIFIED FIXED INCOME                ALLOCATION MODERATE GROWTH           AND MULTI-MANAGED MODERATE GROWTH
         STRATEGIC FIXED INCOME                    ALLOCATION MODERATE                           PORTFOLIO)
            CASH MANAGEMENT                        ALLOCATION BALANCED                    BALANCED GROWTH STRATEGY
                                                                                  (WHICH INVESTS IN STOCK PORTFOLIO, ASSET
                                                                                  ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
                                                                                      AND MULTI-MANAGED INCOME/EQUITY
                                                                                                 PORTFOLIO)
                                                                                        CONSERVATIVE GROWTH STRATEGY
                                                                                  (WHICH INVESTS IN STOCK PORTFOLIO, ASSET
                                                                                  ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
                                                                                    AND MULTI-MANAGED INCOME PORTFOLIO)

              all of which invest in the underlying portfolios of

                              SEASONS SERIES TRUST
                              which is managed by:

           SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                       SEASONS STRATEGIES
      AIG GLOBAL INVESTMENT CORP.         AIG SUNAMERICA ASSET MANAGEMENT CORP.    AIG SUNAMERICA ASSET MANAGEMENT CORP.
 AIG SUNAMERICA ASSET MANAGEMENT CORP.   AMERICAN CENTURY INVESTMENT MANAGEMENT,       JANUS CAPITAL MANAGEMENT LLC.
BANC OF AMERICA CAPITAL MANAGEMENT, LLC                    INC.                      PUTNAM INVESTMENT MANAGEMENT, INC.
        FRANKLIN ADVISERS, INC.                        BAMCO, INC.                     T. ROWE PRICE ASSOCIATES, INC.
     GOLDMAN SACHS ASSET MANAGEMENT        CREDIT SWISS ASSET MANAGEMENT, INC.       WELLINGTON MANAGEMENT COMPANY, LLP
  GOLDMAN SACHS ASSET MANAGEMENT INT'L         RCM CAPITAL MANAGEMENT, LLC
     JANUS CAPITAL MANAGEMENT LLC.                HARRIS ASSOCIATES L.P.           SEASONS MANAGED ALLOCATION PORTFOLIOS
           LORD, ABBETT & CO.                 JANUS CAPITAL MANAGEMENT INC.          IBBOTSON INVESTMENT ADVISORS, LLC.
     T. ROWE PRICE ASSOCIATES, INC.            J.P. MORGAN INVESTMENT INC.
 SALOMON BROTHERS ASSET MANAGEMENT INC.       MARSICO CAPITAL MANAGEMENT LLC
   WELLINGTON MANAGEMENT COMPANY, LLP          THIRD AVENUE MANAGEMENT, LLC
                                          THORNBURG INVESTMENT MANAGEMENT, INC.

You can put your money into any one or all of the Variable Portfolios and/or fixed investment options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Advisor(II) Variable Annuity.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated February 14, 2005. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.

The table of contents of the SAI appears below in this prospectus. For a free copy of the SAI, call us at (800)445-SUN2 or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

GLOSSARY....................................................    3
HIGHLIGHTS..................................................    4
SEASONS ADVISOR(II) Variable Annuity Fee Tables.............    5
    Maximum Owner Transaction Expenses......................    5
    Separate Account Annual Expenses........................    5
    Portfolio Expenses......................................    5
EXAMPLES....................................................    6
THE SEASONS ADVISOR(II) VARIABLE ANNUITY....................    7
PURCHASING A SEASONS ADVISOR(II) VARIABLE ANNUITY...........    8
    Allocation of Purchase Payments.........................    8
    Accumulation Units......................................    9
    Free Look...............................................    9
    Exchange Offers.........................................    9
INVESTMENT OPTIONS..........................................   10
    Variable Portfolios.....................................   10
        Select and Focused Portfolios.......................   10
        Seasons Managed Allocation Portfolios...............   11
        Seasons Strategies..................................   12
        Seasons Strategy Rebalancing........................   13
        Fixed Investment Options............................   15
        Dollar Cost Averaging Fixed Accounts................   15
    Transfers During the Accumulation Phase.................   16
    Dollar Cost Averaging Program...........................   17
    Automatic Asset Allocation Rebalancing Program..........   18
    Voting Rights...........................................   19
    Substitution............................................   19
ACCESS TO YOUR MONEY........................................   19
    Systematic Withdrawal Program...........................   19
    Minimum Contract Value..................................   20
    Qualified Contract Owners...............................   20
DEATH BENEFIT...............................................   20
    Extended Legacy Program and Beneficiary Continuation
     Options................................................   21
    Standard Death Benefit..................................   22
    Optional Enhanced Death Benefits........................   22
    Optional EstatePlus Benefit.............................   23
    Spousal Continuation....................................   26
EXPENSES....................................................   26
    Separate Account Charges................................   26
    Investment Portfolio Charges............................   26
    12b-1 Fee...............................................   27
    Transfer Fee............................................   27
    Optional Enhanced Death Benefit Fee.....................   27
    Optional EstatePlus Benefit Fee.........................   27
    Premium Tax.............................................   27
    Income Taxes............................................   27
    Reduction or Elimination of Charges and Expenses, and
     Additional Amounts Credited............................   27
INCOME OPTIONS..............................................   28
    Annuity Date............................................   28
    Income Options..........................................   28
    Allocation of Annuity Payments..........................   29
    Income Payments.........................................   29
    Transfers During the Income Phase.......................   29
    Deferment of Payments...................................   29
TAXES.......................................................   30
    Annuity Contracts in General............................   30
    Tax Treatment of Distributions--Non-Qualified
     Contracts..............................................   30
    Tax Treatment of Distributions--Qualified Contracts.....   30
    Minimum Distributions...................................   31
    Tax Treatment of Death Benefits.........................   32
    Contracts Owned by a Trust or Corporation...............   32
    Gifts, Pledges and/or Assignments of a Non-Qualified
     Contract...............................................   32
    Diversification and Investor Control....................   32
PERFORMANCE.................................................   33
OTHER INFORMATION...........................................   33
    AIG SunAmerica Life.....................................   33
    The Separate Account....................................   33
    The General Account.....................................   33
    Payments to Broker-Dealers..............................   34
    Administration..........................................   34
    Legal Proceedings.......................................   35
    Registration Statement..................................   35
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   36
APPENDIX A--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...  A-1
APPENDIX B--CONDENSED FINANCIAL INFORMATION.................  B-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY(IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY--AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life") we, us, the issuer of this annuity contract. Only "AIG SunAmerica Life" is the capitalized term in this prospectus.

INCOME PHASE--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

LATEST ANNUITY DATE--Your 95th birthday or 10th contract anniversary whichever is later.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PORTFOLIOS--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each Seasons Strategy, Select and Focused Portfolio has a distinct investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust. This investment option allocates assets to an underlying fund in which a portion of the assets is managed by three different advisors.

PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

SEASONS STRATEGY(IES)--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each Seasons Strategy has its own investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust. This investment option allocates assets to three out of six available portfolios, each of which is managed by a different investment advisor.

VARIABLE PORTFOLIO(S)--Refers collectively to the Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios invest in the underlying funds of Seasons Series Trust.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Advisor(II) Variable Annuity is a contract between you and AIG SunAmerica Life. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in the Select Portfolios, Focused Portfolios, Seasons Managed Allocation Portfolios and/or pre-allocated Seasons Strategies ("collectively; "Variable Portfolios") and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A SEASONS ADVISOR(II) VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges and other expenses if you invest in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. Please see the FEE TABLE, PURCHASING A SEASONS ADVISOR(II) VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact us at AIG SunAmerica Life Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.

AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS OFFERED AT CORRESPONDINGLY DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGES.............................  none

TRANSFER FEE
No charge for the first 15 transfers each contract year; thereafter, the fee is $25 ($10 in Pennsylvania and Texas) per transfer

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES, WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
none

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted daily as a percentage of your average daily net asset value)

Separate Account Annual Expense..............  1.55%
Optional Enhanced Death Benefit Fee(1).......  0.15%
Optional EstatePlus Fee(2)...................  0.25%
                                               -----
Total Separate Account Annual Expenses(3)....  1.95%

---------------
(1) If elected, the fee is an annualized charge that is deducted daily from your contract value.
(2) If elected, the fee is an annualized charge that is deducted daily from net asset value. The EstatePlus can only be elected if an optional enhanced death benefit is also elected.
(3) If you do not elect an optional enhanced death benefit and/or EstatePlus features, your total separate account annual expenses would be 1.55%.

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUST BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE TRUST'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST. PLEASE READ IT CAREFULLY BEFORE INVESTING.

PORTFOLIO EXPENSES

TOTAL ANNUAL TRUST OPERATING EXPENSES  MINIMUM   MAXIMUM
-------------------------------------  -------   -------
(expenses that are deducted from
underlying portfolios of the Trust,
including management fees, other
expenses and 12b-1 fees, if
applicable).......................      1.02%     2.27%

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, separate account annual expense, fees for optional features and expenses for the underlying portfolios of the Trust.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.95%, including an optional enhanced death benefit (with EstatePlus) and investment in an underlying portfolio with total expenses of 2.27%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional enhanced death benefit (and EstatePlus):

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $424    $1,281    $2,152     $4,388

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $384    $1,166    $1,967     $4,053

(3) If you do not surrender your contract and you elect an optional enhanced death benefit (and EstatePlus):

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $424    $1,281    $2,152     $4,388

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.55% and investment in an underlying portfolio with total expenses of 1.02%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $260     $799     $1,365     $2,905

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $260     $799     $1,365     $2,905

(3) If you do not surrender your contract and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $260     $799     $1,365     $2,905

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. Additional information on the portfolio company fees can be found in the accompanying Trust prospectus.
2. In addition to the stated assumptions, the Examples also assume separate account charges as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.
3. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered.
4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         CONDENSED FINANCIALS APPEAR IN APPENDIX B OF THIS PROSPECTUS.

THE SEASONS ADVISOR(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial advisor.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable investment portfolios which we call Variable Portfolios. The Variable Portfolios have specific investment objectives and their performance varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest. The contract may offer fixed account options for varying time periods.

The Contract also offers fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to the fixed account options, the amount of money that accumulates in your contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on the Variable Portfolios and fixed account options available under this contract, SEE INVESTMENT OPTIONS BELOW.

AIG SunAmerica Life issues the Seasons Advisor(II) Variable Annuity. When you purchase a Seasons Advisor(II) Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation. Seasons Advisor(II) may not currently be available in all states. Please check with your financial advisor regarding availability in your state.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Because of the potential penalty, you should fully discuss all of the benefits and risks of this contract with your financial advisor prior to purchase.

PURCHASING A SEASONS ADVISOR(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                                               MINIMUM SUBSEQUENT
                                               MINIMUM         PURCHASE PAYMENT--
                       MINIMUM INITIAL        SUBSEQUENT       AUTOMATIC PAYMENT
                       PURCHASE PAYMENT    PURCHASE PAYMENT           PLAN
                       ----------------    ----------------    ------------------
Qualified............      $10,000               $500                 $100
Non-qualified........      $10,000               $500                 $100

We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company and First SunAmerica Life Insurance Company, an affiliate of the Company, to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. For any contracts subject to these dollar amount reservations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit would be mutually agreed upon by you and the Company prior to purchasing the contract.

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the federal tax code is being made. In addition, we may not issue a contract to anyone age 86 or older on the contract issue date (effective date of the contract). We may not accept subsequent Purchase Payments from contract owners age 86 or older. The enhanced death benefit is not available to you if you are age 81 or older at the time of contract issue.

We allow this contract to be jointly owned. We reserve the right to require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed accounts and Variable Portfolios according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to the last Purchase Payment allocation instructions provided by you. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, we must receive your completed application and/or, Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two business days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you or your financial advisor. If we do not have the information necessary to issue your contract within 5 business days we will:

     -  Send your money back to you; or

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the Variable Portfolios you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit. During the Income Phase, we call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We calculate an Accumulation Unit for each Variable Portfolio after the NYSE closes each day. We base the number of units you receive on the unit value of the variable investment option as of the date we receive your money, if we receive it before 1:00 p.m. Pacific Time ("PT") and on the next day's unit value if we receive your money after 1:00 p.m. PT. We do this by:

     1. determining the total value of money invested in a particular Variable Portfolio;

     2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

     3.  dividing this amount by the number of outstanding Accumulation Units.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Focus Growth Portfolio. We determine that the value of an Accumulation Unit for the Focus Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Focus Growth Portfolio.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally, we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management investment option during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract. At the end of the free look period, we allocate your money according to your instructions.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an Exchange Offer will be made in accordance with the applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such Exchange Offer at the time the offer is made.

INVESTMENT OPTIONS
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The contract offers Variable Portfolios, and fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the fixed investment options. The Variable Portfolios are only available through the purchase of certain variable annuities.

VARIABLE PORTFOLIOS

Each of the variable investment options of the contract invests in underlying portfolios of Seasons Series Trust. AIG SunAmerica Asset Management Corporation ("AIG SAAMCo"), an affiliate of AIG SunAmerica Life, manages Seasons Series Trust. AIG SAAMCo has engaged sub-advisers to provide investment advice for certain of the underlying investment portfolios.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH ACCOMPANIES THIS PROSPECTUS HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING INVESTMENT PORTFOLIOS INCLUDING INVESTMENT OBJECTIVE AND RISK FACTORS.

SELECT AND FOCUSED PORTFOLIOS

The contract offers ten Select Portfolios, each with a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an underlying investment portfolio of the Seasons Series Trust. Except for the Cash Management portfolio, each underlying portfolio is multi-managed by a team of three money managers. One component of the underlying portfolios is an unmanaged component that tracks a particular target index or subset of an index. The other two components are actively managed. However, the Diversified Fixed Income and Strategic Fixed Income portfolios do not have an unmanaged component but three components which are all actively managed. The unmanaged component of each underlying portfolio is intended to balance some of the risks associated with an actively traded portfolio.

The contract also currently offers Focused Portfolios. Each multi-managed Focused Portfolio offers you at least three different professional managers, and each of which advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.

Each underlying investment portfolio and the respective managers are:


                                      SELECT PORTFOLIOS
LARGE CAP GROWTH                MID CAP GROWTH                  INTERNATIONAL EQUITY
AIG Global Investment Corp.     AIGGIC                          AIGGIC
("AIGGIC")                      T. Rowe Price                   Goldman Sachs Asset Management
Goldman Sachs Asset Management  Wellington Management           Int'l
L.P. ("GSAM")                                                   Lord Abbett
Janus Capital Management LLC    MID CAP VALUE
("Janus")                       AIGGIC                          DIVERSIFIED FIXED INCOME
                                GSAM                            AIGGIC
LARGE CAP COMPOSITE             Lord, Abbett & Co. LLC ("Lord   AIG SAAMCo
AIGGIC                          Abbett")                        Wellington Management
AIG SAAMCo
T. Rowe Price Associates, Inc.  SMALL CAP                       STRATEGIC FIXED INCOME
("T. Rowe Price")               AIGGIC                          AIGGIC
                                AIG SAAMCo                      Franklin Advisers, Inc.
LARGE CAP VALUE                 Salomon Brothers Asset          Salomon
AIGGIC                          Management, Inc. ("Salomon")
T. Rowe Price                                                   CASH MANAGEMENT
Wellington Management Company,                                  Banc of America Capital
LLP                                                             Management, LLC
("Wellington Management")


                                      FOCUSED PORTFOLIOS
FOCUS GROWTH                 FOCUS GROWTH & INCOME  FOCUS VALUE            FOCUS TECHNET
Credit Suisse Asset          Harris Associates      Third Avenue           AIG SAAMCo
Management, Inc.             L.P. ("Harris")        Management LLC         BAMCO, Inc.
Janus                        Thornburg Investment   J.P. Morgan            RCM Capital
Marsico Capital Management,  Management, Inc.       Investment             Management, LLC
LLC. ("Marsico")             Marsico                Management Inc.
                                                    ("J.P. Morgan")
                                                    American Century
                                                    Investment
                                                    Management Inc.
                                                    ("American Century")

Each Select and Focused Portfolio is designed to meet a distinct investment objective facilitated by the management philosophy of three different money managers (except for the Cash Management portfolio). Generally, the Purchase Payments received for allocation to each Select or Focused Portfolio will be allocated equally among the three managers for that Select and Focused Portfolio. Each quarter AIG SAAMCo will evaluate the asset allocation between the three managers of each Select or Focused Portfolio. If AIG SAAMCo determines that the assets have become significantly unequal in allocation among the managers, then the incoming cash flows may be redirected in an attempt to stabilize the allocations. Generally, existing Select and Focused Portfolio assets will not be rebalanced. However, we reserve the right to do so in the event that it is deemed necessary and not adverse to the interests of contract owners invested in the Select and Focused Portfolios.

SEASONS MANAGED ALLOCATION PORTFOLIOS

The contract also offers four Seasons Managed Allocation Portfolios, each with a different investment goal. Each Seasons Managed Allocation Portfolio is structured as a "fund-of-funds" which means that it pursues its investment goal by investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Seasons Managed Allocation Portfolio is managed by a professional manager, Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson creates a target allocation annually for each Seasons Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Seasons Managed Allocation Portfolio should invest in the Select and Focused Portfolios. Due to market movements, portfolio management decisions or cash flow consideration, Ibbotson may determine that a Seasons Managed Allocation Portfolio's investments in the Select and

Focused Portfolios require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Select and Focused Portfolios for each Seasons Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Seasons Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.

Each Managed Allocation Portfolio can invest in as many as all of the Select and Focused Portfolios listed above. The four Seasons Managed Allocation Portfolios are:

SEASONS MANAGED ALLOCATION           OBJECTIVE                            INVESTMENT STRATEGY
PORTFOLIOS
Allocation Growth Portfolio          Long-term capital appreciation       Invest primarily in equity-based
                                                                          portfolios. Designed to provide
                                                                          higher growth potential, while
                                                                          maintaining risk at a reasonable
                                                                          level.
Allocation Moderate Growth           Long-term capital appreciation       Focuses on equity investing to
Portfolio                                                                 help maximize growth potential,
                                                                          but also invests a portion of its
                                                                          assets in the bond market for
                                                                          income.
Allocation Moderate Portfolio        Long-term capital appreciation       Combines equity investing with
                                     and moderate current income          increased exposure to fixed
                                                                          income investing. Designed for
                                                                          investors who want growth, but
                                                                          who are also seeking a moderate
                                                                          level of income.
Allocation Balanced Portfolio        Long-term capital appreciation       Offers the greatest exposure to
                                     and income                           fixed income among these four
                                                                          portfolios. Designed for
                                                                          investors who need greater
                                                                          balance of growth potential and
                                                                          current income.

Special note should be taken of the similarities and differences between the Seasons Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Seasons Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. A professional manager actively manages the Seasons Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Seasons Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read carefully the descriptions of each alternative for more details.

SEASONS STRATEGIES

The contract offers four multi-manager variable investment Seasons Strategies, each with a different investment objective. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

Each Seasons Strategy invests in three underlying investment portfolios of the Seasons Series Trust. The allocation of money among these investment portfolios varies depending on the objective of the Seasons Strategy.

The underlying investment portfolios of Seasons Series Trust in which the Seasons Strategies invest include the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio and the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (the "Multi-Managed Portfolios").

The Asset Allocation: Diversified Growth Portfolio is managed by Putnam Investment Management, Inc. The Stock Portfolio is managed by T. Rowe Price Associates, Inc. All of the Multi-Managed Portfolios include the same three basic investment components: a growth component managed by Janus Capital Management LLC., a balanced component managed by AIG SunAmerica Asset Management Corp. and a fixed income component managed by Wellington Management Company, LLP. The Growth Seasons Strategy and the Moderate Growth Seasons Strategy also have an aggressive growth component which AIG SunAmerica Asset Management Corp. manages. The percentage that any one of these components represents in each Multi-Managed Portfolio varies in accordance with the investment objective.

Each Seasons Strategy uses an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific underlying funds of the Seasons Series Trust. In turn, the underlying funds invest in a combination of domestic and international stocks, bonds and cash. Based on the percentage allocation to each specific underlying fund and each underlying fund's investment approach, each Seasons Strategy initially has a neutral asset allocation mix of stocks, bonds and cash.

SEASONS STRATEGY REBALANCING

Each Seasons Strategy is designed to meet its investment objective by allocating a portion of your money to three different investment portfolios. At the beginning of each quarter a rebalancing occurs among the underlying funds to realign each Seasons Strategy with its distinct percentage investment in the three underlying funds. This rebalancing is designed to help maintain the neutral asset allocation mix for each Seasons Strategy. The pie charts on the following pages demonstrate:

     -  the neutral asset allocation mix for each Seasons Strategy; and

     -  the percentage allocation in which each Seasons Strategy invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various investment portfolios according to the percentages set forth on the following pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. We also reserve the right to rebalance any Seasons Strategy more frequently if rebalancing is, deemed necessary and not adverse to the interests of contract owners invested in such Seasons Strategy. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of underlying investment portfolios with higher returns into underlying investment portfolios with relatively lower returns.


GROWTH STRATEGY                                                    MODERATE GROWTH STRATEGY
      GOAL: Long-term growth of capital, allocating its                GOAL: Growth of capital through investments in equities,
  assets primarily to stocks. This Strategy may be best            with a secondary objective of conservation of principal by
  suited for those with longer periods to invest.                  allocating more of its assets to bonds than the Growth
                                                                   Strategy. This Strategy may be best suited for those nearing
  Target Asset Allocation:                                         retirement years but still earning income.
      Stocks 80%            Bonds 15%            Cash 5%           Target Asset Allocation:
  [GROWTH STRATEGY PIE CHART]                                          Stocks 70%             Bonds 25%             Cash 5%
                                                                   [MODERATE GROWTH PIE CHART]

Stock Portfolio.........................     25%                     Stock Portfolio.........................     20%
Asset Allocation........................     25%                     Asset Allocation........................     25%
          Multi-Managed.................     50%                               Multi-Managed.................     55%
Growth..................................     20%                     Growth..................................   15.4%
Aggressive Growth.......................     10%                     Aggressive Growth.......................    9.9%
Balance component.......................     10%                     Balance component.......................    9.9%
Fixed Income component..................     10%                     Fixed Income component..................   19.8%


BALANCED GROWTH STRATEGY                                           CONSERVATIVE GROWTH STRATEGY
      GOAL: Focuses on conservation of principal by                    GOAL: Capital preservation while maintaining some
  investing in a more balanced weighting of stocks and             potential for growth over the long term. This Strategy may
  bonds, with a secondary objective of seeking a high total        be best suited for those with lower investment risk
  return. This Strategy may be best suited for those               tolerance.
  approaching retirement and with less tolerance for
  investment risk.                                                 Target Asset Allocation:
  Target Asset Allocation:                                             Stocks 42%             Bonds 53%             Cash 5%
      Stocks 55%            Bonds 40%            Cash 5%           [CONSERVATIVE GROWTH STRATEGY PIE CHART]
  [BALANCED GROWTH PIE CHART]

Stock Portfolio.........................     20%                     Stock Portfolio.........................     15%
Asset Allocation........................     25%                     Asset Allocation........................     25%
          Multi-Managed.................     55%                               Multi-Managed.................     60%
Growth..................................    9.9%                     Growth..................................    4.8%
Balance component.......................   15.4%                     Balance component.......................   10.2%
Fixed Income component..................   29.7%                     Fixed Income component..................     45%

FIXED INVESTMENT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

- Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

- Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

- Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. WE DO NOT CONTACT YOU. IF WE DO NOT HEAR FROM YOU, YOUR MONEY WILL REMAIN IN THE SAME FAGP WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FAGP.

If available, you may systematically transfer interest earned in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative regarding the current availability of this service.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING PROGRAM below for more details.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the DCAFAs, if available. The minimum Purchase Payment that you must invest for the 6-month DCAFA is $600 and $1,200 for the 12-month DCAFA, if such accounts are available. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios ("target account(s)") according to your instructions to us or your current allocation instruction on file. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in our sole discretion and we reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING PROGRAM below for more information.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received in good order by us if the request is processed before the close of the New York Stock Exchange ("NYSE"), usually at 1:00 p.m. Pacific Time. If the transfer request is processed after the NYSE closes, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES

This product is not designed for contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading"). Such Short-Term Trading may create risks that may result in adverse effects on investment return of an underlying fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an underlying fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the underlying fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries. We have adopted administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 ($10 in Pennsylvania and Texas) for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request. For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork prior to the execution of the transfer. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement. We try to ensure that the U.S. Mail Policy is uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

In connection with our efforts to deter Short-Term Trading, we may become aware of trading activity that appears detrimental to the Variable Portfolios. If we determine that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect what we consider to be Short-Term Trading, we may require you to adhere to our U.S. Mail policy described above prior to reaching the specified number of transfers within the defined period for a period that we determine. To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the U.S. Mail Policy, we also reserve the right to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods, pass through to you redemption fees imposed by the underlying funds and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a financial representative acting for you and not to accept preauthorized transfer forms. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

Some of the factors we may consider when determining whether to accelerate the U.S. Mail policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there may be limitations on the effectiveness of these procedures. Our ability to detect and deter Short-Term Trading may be limited by operational systems and technological limitations. Despite our efforts, we cannot guarantee that we will detect all Short-Term Trading. To the extent that we are unable to detect and deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the underlying fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed above, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted. We do not enter into agreements with contract owners whereby we permit Short-Term Trading in exchange for other investments in our products.

As stated above, we try to ensure that the Short-Term Trading restrictions and policies apply uniformly and consistently to all contract owners with the exception of transfers that occur through omnibus group contracts. The Short-Term Trading policies and procedures, which include the U.S. Mail policy are not applied to such contracts. Omnibus group contracts may invest in the same underlying funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, see INCOME OPTIONS below.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or DCAFAs (source account) to any other Variable Portfolio (target account). Transfers may occur on certain periodic schedules such as monthly or weekly and do not count against your 15 free transfers per contract year.

You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account.

We may offer DCAFAs exclusively to facilitate the DCA program for a specified time period. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into the DCAFAs. If you allocate new Purchase Payments into a DCAFA, we transfer all your money into the Variable Portfolios over the selected time period. You cannot change the option once selected. The minimum Purchase Payment that you must invest for the 6-month DCAFA is $600 and $1,200 for the 12-month DCAFA, if such accounts are available. Purchase Payments less than these minimum amounts will automatically be allocated to the target account(s) according to your instructions to us or your current allocation instruction on file.

You may terminate the DCA program at any time. If money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file. Upon termination of the DCA program, if money remains in the DCA fixed accounts, we transfer the remaining money to the same target account(s) as previously designated, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

There is no fee for participating in the Dollar Cost Averaging Program. We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Mid-Cap Value Select Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

  QUARTER    ACCUMULATION UNIT    UNITS PURCHASED
  -------    -----------------    ---------------
     1            $ 7.50                100
     2            $ 5.00                150
     3            $10.00                 75
     4            $ 7.50                100
     5            $ 5.00                150
     6            $ 7.50                100

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

AUTOMATIC ASSET REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers. There is no fee for participating in the Automatic Asset Rebalancing Program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of the Seasons Series Trust shares. However, when an underlying portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the investment variable portfolios offered under your contract. For example, we may offer new portfolios, delete portfolios, or stop accepting allocations and/or investments in a particular portfolio. We may move assets and re-direct future premium allocations from one portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new investment variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your portfolio choices.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract in two ways:

     -  by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

If you withdraw your entire contract value, we may also deduct any applicable premium taxes. SEE EXPENSES BELOW. We return your contract value less any applicable fees and charges.

The minimum partial withdrawal amount is $1,000. We require that the amount left in any Variable Portfolios or fixed account be at least $500 after the withdrawal. You must send a written withdrawal request to our Annuity Service Center. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each Variable Portfolios and the fixed investment options in which your contract is invested.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

The program may not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is $500 or less as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you, less any applicable charges.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW for a more detailed explanation.

DEATH BENEFIT
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GENERAL INFORMATION ABOUT DEATH BENEFITS

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you may select one of the optional enhanced death benefits described below. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary to receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

  1.  a certified copy of the death certificate; or

  2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

  3. a written statement by a medical doctor who attended the deceased at the time of death; or

  4.  any other proof satisfactory to us.

If the Annuitant dies before the annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit may be paid immediately in the form of a lump sum payment or paid under one of the available Income Options. PLEASE SEE INCOME OPTIONS BELOW. A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the five-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult your tax advisor regarding tax implications and your particular circumstances.

DEFINED TERMS

The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options below is defined as withdrawals and the fees and charges applicable to those withdrawals.

IF YOU PURCHASED YOUR CONTRACT ON OR AFTER AUGUST 2, 2004, SUBJECT TO STATE AVAILABILITY, THE FOLLOWING DEATH BENEFIT PROVISIONS APPLY:

STANDARD DEATH BENEFIT

If your contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

  1.  Contract Value; or

  2.  Net Purchase Payments received prior to your 86th birthday.

If your contract is issued on or after your 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

  1. Contract Value; or

  2. The lesser of:

      a. Net Purchase Payments received prior to your 86th birthday; or

      b. 125% of Contract Value

OPTIONAL ENHANCED DEATH BENEFIT

For an additional fee, you may elect one of the optional enhanced death benefits below, which can provide greater protection for your beneficiaries. If you elect one of the optional enhanced death benefits, you must choose either Option 1 or Option 2 at the time you purchase your contract and you cannot change your election thereafter at anytime. The fee for the optional enhanced death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

  1.  Contract value; or

  2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, plus Net Purchase Payments received after the 75th birthday but prior to the 86th birthday or date of death; or

  3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus Net Purchase Payments received between the seventh contract anniversary but prior to the 86th birthday.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

  1.  Contract value; or

  2.  Net Purchase Payments received prior to your 86th birthday; or

  3. Maximum Anniversary Value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary plus any Purchase Payments since that anniversary but prior to your 86th birthday; and adjusted for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

The Maximum Anniversary option may only be elected prior to your 83rd birthday.

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. However, if you had elected the Standard Death Benefit option and you die on or after your 90th birthday, your beneficiaries would receive the greater of contract value or Net Purchase Payments capped at 125% of contract value. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

OPTIONAL ESTATEPLUS BENEFIT

The EstatePlus benefit, if elected, may increase your death benefit amount. In order to elect the EstatePlus, you must have also elected one of the optional EstatePlus benefits described above. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Percentage.

The table below provides the details if you are age 69 or younger at the time we issue your contract:

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CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE         MAXIMUM ESTATEPLUS PERCENTAGE
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 Years 0-4               25% of earnings        40% of Net Purchase Payments
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 Years 5-9               40% of earnings        65% of Net Purchase Payments*
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 Years 10+               50% of earnings        75% of Net Purchase Payments*
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If you are between your 70th and 81st birthdays at the time we issue your contract the table below shows the available EstatePlus benefit:

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CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE         MAXIMUM ESTATEPLUS PERCENTAGE
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 All Contract Years      25% of earnings        40% of Net Purchase Payments*
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* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?
We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Advantage Amount?
The EstatePlus is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.

We assess a 0.25% fee for EstatePlus. On a daily basis we deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

EstatePlus is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot continue with EstatePlus if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The EstatePlus is not payable after the latest Annuity Date. You may pay for the EstatePlus and your beneficiary may never receive the benefit if you live past the latest Annuity Date. SEE INCOME OPTIONS BELOW.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. See your financial representative for information regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ESTATEPLUS BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

IF YOU PURCHASED YOUR CONTRACT PRIOR TO AUGUST 2, 2004, THE FOLLOWING DEATH BENEFIT PROVISIONS APPLY:

STANDARD DEATH BENEFIT

The standard death benefit on your contract is the greater of:

     1. Net Purchase Payments, plus any Purchase Payments recorded after the date of death; all reduced by any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. The contract value on the date we receive all required paperwork necessary to process a death benefit claim and satisfactory proof of death.

OPTIONAL ENHANCED DEATH BENEFITS

For an additional fee, you may elect one of the optional enhanced death benefits which can provide greater protection for your beneficiaries. You must elect the optional enhanced death benefit at the time we issue your contract and you cannot change your election at any time. The optional enhanced death benefit is not available if you are age 81 or older at the time of contract issue. The fee for optional enhanced death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTION 1 - 5% ACCUMULATION OPTION

THE DEATH BENEFIT IS THE GREATER OF:

     a. the contract value on the date we receive all required paperwork and satisfactory proof of death; or

     b. Net Purchase Payments compounded to the earlier of your 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

If you die after your latest Annuity Date and you selected the 5% Accumulation Option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from the optional enhanced death benefit. This option may not be available in your state. Check with your investment representative regarding availability.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

THE DEATH BENEFIT IS THE GREATEST OF:

     a. Net Purchase Payments; or

     b. the contract value on the date we receive all required paperwork and satisfactory proof of death; or

     c. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value option, the death benefit will be equal to the contract value on the date we receive all required paperwork and satisfactory proof of death. Thus, you will not receive the advantage of the Maximum Anniversary Value option if you are over age 80 at the time of contract issue or if you are 90 or older at the time of your death. This option may not be available in your state. Check with your investment representative regarding availability.

OPTIONAL ESTATEPLUS BENEFIT

The EstatePlus benefit may increase the optional enhanced death benefit amount. In order to elect EstatePlus, you must also elect the optional enhanced death benefit described above. The EstatePlus is available for an additional charge of 0.25% of the average daily ending value of the assets you have allocated to the Variable Portfolios. You are not required to elect the EstatePlus feature if you select the optional enhanced death benefit but, once elected, generally it cannot be terminated. Further, if you elect both the optional enhanced death benefit and EstatePlus, the combined charge will be 0.40% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

With the EstatePlus benefit, if you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Amount"), to the death benefit payable.

The Contract Year of Death will determine the EstatePlus Percentage and the Maximum EstatePlus amount, as set forth below:

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CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE         MAXIMUM ESTATEPLUS PERCENTAGE
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 Years 0-4               25% of earnings        25% of Net Purchase Payments
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 Years 5-9               40% of earnings        40% of Net Purchase Payments*
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 Years 10+               50% of earnings        50% of Net Purchase Payments*
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* Purchase Payments received after the 5th Contract anniversary must have been in the Contract for at least six full months at the time of your death to be included as part of Net Purchase Payments for the purposes of the Maximum EstatePlus calculation.

The optional enhanced death benefit may not be available in your state.

WHAT IS THE CONTRACT YEAR OF DEATH?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

WHAT IS THE ESTATEPLUS PERCENTAGE AMOUNT?

We determine the amount of the EstatePlus based upon a percentage of earnings in your contract on the date of your death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the date of death; and

     (2) equals Net Purchase Payments.

WHAT IS THE MAXIMUM ESTATEPLUS?

The EstatePlus amount is subject to a maximum. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

The EstatePlus benefit will only be paid if your date of death is prior to the latest Annuity Date.

We reserve the right to modify, suspend or terminate these death benefit features (in their entirety or any component) at any time for prospectively issued contracts.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios or the available multi-year FAGPs, they will be subject to investment risk as was the original owner.

Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix A.

Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract.

The Continuing Spouse, generally, cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of the EstatePlus benefit. We will terminate the EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If the EstatePlus feature is terminated or if the Continuing Spouse dies after the latest Annuity Date, no benefit will be payable under the feature.

SEE APPENDIX A FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. The investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The Company deducts a mortality and expense risk charge in the amount of 1.55%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and provide a death benefit. The expense risk assumed by the Company is that costs of distributing and administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of the expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The separate account charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.

INVESTMENT CHARGES

INVESTMENT MANAGEMENT FEES

Charges are deducted from the assets of the investment portfolios underlying the Variable Portfolios for the advisory and other expenses of the portfolios. SEE FEE TABLES ABOVE.

12B-1 FEES

Portfolio shares are all subject to fees imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. This service fee of 0.25% (also known as a 12b-1 fee) is used generally to pay financial intermediaries for services provided over the life of the contract. SEE FEE TABLE ABOVE.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST, ATTACHED.

TRANSFER FEE

Generally, we currently allow 15 free transfers per contract year. We charge you $25 for each additional transfer in any contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ABOVE.

OPTIONAL ENHANCED DEATH BENEFIT FEE

The fee for the optional enhanced death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTIONAL ESTATEPLUS FEE

We charge 0.25 for the optional EstatePlus benefit. On a daily basis we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0.0% to 3.5%. We deduct these premium tax charges from your contract when applicable. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the specified Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender. Other pay out options may be available. Contact our Annuity Service Center for more information.

Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest Annuity Date.) Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five standard Income Options. Other payment options may be available. Please contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3 for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1--LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2--JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3--JOINT AND 100% SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4--LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5--INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, AIG SunAmerica Life guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolios in which you invest.

INCOME PAYMENTS

Your income payments will vary after the Annuity-date depending on four factors:

     - for life options, your age when payments begin and in most states if a non-qualified contract, your gender,

     -  the value of your contract in the Variable Portfolios on the Annuity
        Date,

     - the 3.5% assumed investment rate for variable income payments used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one (1) transfer per month is permitted among the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also "Access to your Money" above for a discussion of when payments from the Variable Portfolios may be suspended or postponed.

Please read the Statement of Additional Information, available upon request, for a more detailed discussion of the income options.

TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

PERFORMANCE
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From time to time we will advertise the performance of the Variable Portfolios. Any such performance results are based on historical earnings and are not intended to indicate future performance.

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

Please see the Statement of Additional Information, available upon request, for more information regarding the methods used to calculate performance data.

OTHER INFORMATION
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AIG SUNAMERICA LIFE

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April, 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and AIG Advisor Group, Inc. (comprising six wholly owned broker-dealers and two investment advisers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life originally established a separate account, Variable Annuity Account Five (the "Separate Account"), under Arizona law on July 8, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of AIG SunAmerica Life. Assets in the Separate Account are not guaranteed by AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 3% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.40% of contract value, annually. However, total annual commission will not exceed 7%. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.


We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain broker-dealer firms may require that the Company make additional monetary payments to them in order to distribute our variable annuity contracts in their firm. Such compensation arrangements may increase our cost of doing business in that firm and may result in higher fees and charges for certain optional features and benefits if you purchase your contract through that firm. The prospectus used for sales in that broker-dealer will reflect actual fees and charges for contracts purchased by clients of that broker-dealer.


You should discuss with your broker-dealer and/or registered representative any potential conflicts of interest that may arise as a result of the way they are compensated for selling the contract.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.60% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact Our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion, these matters are not material in relation to the financial position of the Company. A purported class action captioned NIKITA Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION

Separate Account............................................    3
General Account.............................................    3
Performance Data............................................    4
Annuity Payments............................................    7
Annuity Unit Values.........................................    7
Taxes.......................................................   10
Distribution of Contracts...................................   17

APPENDIX A--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
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IF YOU PURCHASED YOUR CONTRACT ON OR AFTER AUGUST 2, 2004, THE DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION ARE AS FOLLOWS:

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "withdrawals" as used in describing the death benefit options below is defined as withdrawals and any fees and charges applicable to those withdrawals.

The following details the death benefit options and EstatePlus benefit upon the Continuing Spouse's death.

The death benefit we will pay the Continuing Spouse's Beneficiary varies depending on the death benefit option elected by the original owner of the contract and the age of the Continuing Spouse on the Continuation Date.

A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

  1. STANDARD DEATH BENEFIT

If the original owner of the contract elected the standard death benefit and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greater of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

     a. Contract value; or

     b. The lesser of:

      (1) Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

      (2) 125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value.

  2. PURCHASE PAYMENT ACCUMULATION OPTION

If the original owner of the contract elected the Purchase Payment Accumulation Option, and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; plus any Continuation Net Purchase Payment received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or

     c. Contract value on the seventh contract anniversary (based on the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of each such withdrawal that occurs after the seventh contract anniversary, plus Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 75-82 on the Continuation Date and the Continuing Spouse dies prior to his/her 86th birthday, then the death benefit will be the greatest of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any Gross Withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.

  3. MAXIMUM ANNIVERSARY VALUE OPTION

If the original owner of the contract elected the Maximum Anniversary Option, and the Continuing Spouse is age 82 or younger on the Continuation Date and the Continuing Spouse dies prior to his/her 86th birthday, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, plus any Continuation Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any Gross Withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date or on the date of death, the death benefit under both the Purchase Payment Accumulation and Maximum Anniversary options is equal to the contract value.

B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefits may increase the death benefit amount. The EstatePlus is only available if the original owner elected EstatePlus, and it has not been terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger and a Continuation Contribution is added, the table below shows the available EstatePlus benefit:

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                             ESTATEPLUS
CONTRACT YEAR OF DEATH       PERCENTAGE                MAXIMUM ESTATEPLUS AMOUNT
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 Years 0-4               25% of Earnings      40% of Continuation Net Purchase Payments
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 Years 5-9               40% of Earnings      65% of Continuation Net Purchase Payments*
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 Years 10+               50% of Earnings      75% of Continuation Net Purchase Payments*
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On the Continuation Date, if the Continuing Spouse is between your 70th and 81st birthdays and a Continuation Contribution is added, table below shows the available EstatePlus benefit:

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                            ESTATEPLUS
CONTRACT YEAR OF DEATH      PERCENTAGE               MAXIMUM ESTATEPLUS AMOUNT
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 All Contract Years      25% of Earnings    40% of Continuation Net Purchase Payments*
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* PURCHASE PAYMENTS RECEIVED AFTER THE 5TH ANNIVERSARY OF THE CONTINUATION DATE MUST REMAIN IN THE CONTRACT FOR AT LEAST 6 FULL MONTHS TO BE INCLUDED AS PART OF THE CONTINUATION NET PURCHASE PAYMENTS FOR THE PURPOSE OF THE MAXIMUM ESTATEPLUS PERCENTAGE CALCULATION.

If a Continuation Contribution is not added on the Continuation Date, the Continuing Spouse's age as of the original contract issue date is used to calculate the EstatePlus, if any.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?
We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where:

  (1) equals the contract value on the Continuing Spouse's date of death;

  (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?
The EstatePlus is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

IF YOU PURCHASED YOUR CONTRACT PRIOR TO AUGUST 2, 2004, THE DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION ARE AS FOLLOWS:

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit is applicable upon the Continuing Spouse's death, we will pay the beneficiary the greater of:

1. Continuation Net Purchase Payments until the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the date of death of the Continuing Spouse; and reduced for any withdrawals recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

OPTIONAL ENHANCED DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the optional enhanced death benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the applicable death benefit under Option 1 or 2.

OPTION 1 - 5% ACCUMULATION:

I. If the 5% Accumulation Option is selected and a Continuation Contribution was made the death benefit is the greater of:

     a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     b. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

II. If 5% Accumulation Option is selected and no Continuation Contribution was made:

     a. The contract value on the date we receive all required paperwork and satisfactory proof of Continuing Spouse's death; or

     b. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit.

OPTION 2 -- MAXIMUM ANNIVERSARY VALUE:

III. If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greatest of:

     a. Continuation Net Purchase Payments; or

     b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

IV. If the Maximum Anniversary Value option is selected and no Continuation Contribution was made the death benefit is the greatest of:

     a. Net Purchase Payments; or

     b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from the enhanced death benefit. However, the Continuing Spouse's beneficiary may still receive a benefit from EstatePlus if the date of death is prior to the latest annuity date.

ESTATEPLUS BENEFIT FOR SPOUSAL CONTINUATION:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable.

The Contract Year of Death (from Continuation Date forward) will determine the EstatePlus Percentage and the Maximum EstatePlus amount, as set forth below:

------------------------------------------------------------------------------------------
                             ESTATEPLUS
CONTRACT YEAR OF DEATH       PERCENTAGE              MAXIMUM ESTATEPLUS PERCENTAGE
------------------------------------------------------------------------------------------
 Years 0-4               25% of earnings      25% of Continuation Net Purchase Payments
------------------------------------------------------------------------------------------
 Years 5-9               40% of earnings      40% of Continuation Net Purchase Payments*
------------------------------------------------------------------------------------------
 Years 10+               50% of earnings      50% of Continuation Net Purchase Payments*
------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS RECEIVED AFTER THE 5TH CONTRACT ANNIVERSARY MUST REMAIN IN THE CONTRACT FOR AT LEAST SIX FULL MONTHS AT THE TIME OF YOUR DEATH TO BE INCLUDED AS PART OF CONTINUATION NET PURCHASE PAYMENTS FOR PURPOSES OF THE MAXIMUM ESTATEPLUS CALCULATION.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?
We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?
The EstatePlus amount is subject to a maximum. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

The EstatePlus benefit will only be paid if the Continuing Spouse's date of death is prior to the latest Annuity Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

APPENDIX B - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                                 FISCAL
                                                                                  YEAR
                                                               INCEPTION TO      ENDED
                         STRATEGIES                               4/30/03       4/30/04
------------------------------------------------------------  ---------------   --------
---------------------------------------------------------------------------------------------
Growth (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $12.308   $ 12.813
                                                                (b)   $12.308   $ 12.565
  Ending AUV................................................    (a)   $12.813   $ 14.953
                                                                (b)   $12.565   $ 14.510
  Ending Number of AUs......................................    (a)       290     26,908
                                                                (b)         8     21,268
---------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $12.319   $ 12.820
                                                                (b)   $12.319   $ 12.576
  Ending AUV................................................    (a)   $12.820   $ 14.673
                                                                (b)    12.576   $ 14.340
  Ending Number of AUs......................................    (a)       874     64,203
                                                                (b)         8     21,756
---------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $12.364   $ 12.839
                                                                (b)   $12.364   $ 12.679
  Ending AUV................................................    (a)   $12.839   $ 14.323
                                                                (b)   $12.679   $ 14.090
  Ending Number of AUs......................................    (a)    17,239    139,718
                                                                (b)     9,352    335,914
---------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $12.623   $ 13.132
                                                                (b)   $12.623   $ 12.880
  Ending AUV................................................    (a)   $13.132   $ 14.310
                                                                (b)   $12.880   $ 13.940
  Ending Number of AUs......................................    (a)     1,694    243,545
                                                                (b)         8     71,795
---------------------------------------------------------------------------------------------



         AUV-Accumulation Unit Value




         AU-Accumulation Units




         (a) Without election of Enhanced Death Benefit




         (b) With election of Enhanced Death Benefit

                                                                               FISCAL
                                                                                YEAR
                                                               INCEPTION TO     ENDED
                     FOCUSED PORTFOLIOS                          4/30/03       4/30/04
------------------------------------------------------------  --------------   -------
--------------------------------------------------------------------------------------
Focus Growth (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $5.332   $ 5.591
                                                                (b)   $5.332   $ 5.492
  Ending AUV................................................    (a)   $5.591   $ 7.142
                                                                (b)   $5.492   $ 6.920
  Ending Number of AUs......................................    (a)       19    67,762
                                                                (b)       19    24,012
-------------------------------------------------------------------------------------------
Focus Growth & Income (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $6.971   $ 7.473
                                                                (b)   $6.971   $ 7.343
  Ending AUV................................................    (a)   $7.473   $ 9.029
                                                                (b)   $7.343   $ 8.800
  Ending Number of AUs......................................    (a)    9,721    82,642
                                                                (b)       15    44,389
-------------------------------------------------------------------------------------------
Focus Value (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $8.438   $ 9.367
                                                                (b)   $8.438   $ 9.227
  Ending AUV................................................    (a)   $9.367   $12.177
                                                                (b)   $9.227   $11.900
  Ending Number of AUs......................................    (a)    1,339    47,852
                                                                (b)       12     8,150
-------------------------------------------------------------------------------------------
Focus TechNet (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $2.414   $ 2.808
                                                                (b)   $2.414   $ 2.769
  Ending AUV................................................    (a)   $2.808   $ 4.290
                                                                (b)   $2.769   $ 4.190
  Ending Number of AUs......................................    (a)       43    65,021
                                                                (b)       42     9,849
-------------------------------------------------------------------------------------------



         AUV-Accumulation Unit Value




         AU-Accumulation Units




         (a) Without election of Enhanced Death Benefit




         (b) With election of Enhanced Death Benefit

                                                                                FISCAL
                                                                                 YEAR
                                                               INCEPTION TO      ENDED
                     SELECT PORTFOLIOS                            4/30/03       4/30/04
------------------------------------------------------------  ---------------   -------
---------------------------------------------------------------------------------------
Large-Cap Growth (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $ 6.583   $ 6.815
                                                                (b)   $ 6.583   $ 6.726
  Ending AUV................................................    (a)   $ 6.815   $ 8.090
                                                                (b)   $ 6.726   $ 7.950
  Ending Number of AUs......................................    (a)     3,638    54,280
                                                                (b)     3,614    26,070
--------------------------------------------------------------------------------------------
Large-Cap Composite (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $ 7.195   $ 7.455
                                                                (b)   $ 7.195   $ 7.328
  Ending AUV................................................    (a)   $ 7.455   $ 8.805
                                                                (b)   $ 7.328   $ 8.580
  Ending Number of AUs......................................    (a)       281    30,328
                                                                (b)        14     8,963
--------------------------------------------------------------------------------------------
Large-Cap Value (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $ 8.760   $ 9.217
                                                                (b)   $ 8.760   $ 9.102
  Ending AUV................................................    (a)   $ 9.217   $11.357
                                                                (b)   $ 9.102   $11.170
  Ending Number of AUs......................................    (a)     2,728    40,668
                                                                (b)     2,691    23,298
--------------------------------------------------------------------------------------------
Mid-Cap Growth (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $ 9.521   $10.282
                                                                (b)   $ 9.521   $10.144
  Ending AUV................................................    (a)   $10.282   $13.764
                                                                (b)   $10.144   $13.530
  Ending Number of AUs......................................    (a)     3,501    34,881
                                                                (b)       688    12,457
--------------------------------------------------------------------------------------------
Mid-Cap Value (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $11.872   $12.418
                                                                (b)   $11.872   $12.206
  Ending AUV................................................    (a)   $12.418   $16.248
                                                                (b)   $12.206   $15.900
  Ending Number of AUs......................................    (a)     3,525    34,190
                                                                (b)         9    10,198
--------------------------------------------------------------------------------------------
Small-Cap (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $ 7.663   $ 8.127
                                                                (b)   $ 7.663   $ 7,996
  Ending AUV................................................    (a)   $ 8.127   $10.404
                                                                (b)   $ 7.996   $10.190
  Ending Number of AUs......................................    (a)     3,095    40,655
                                                                (b)        13    15,575
--------------------------------------------------------------------------------------------



         AUV-Accumulation Unit Value




         AU-Accumulation Units




         (a) Without election of Enhanced Death Benefit




         (b) With election of Enhanced Death Benefit

                                                                                FISCAL
                                                                                 YEAR
                                                               INCEPTION TO      ENDED
                     SELECT PORTFOLIOS                            4/30/03       4/30/04
------------------------------------------------------------  ---------------   -------
---------------------------------------------------------------------------------------
International Equity (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $ 5.883   $ 5.824
                                                                (b)   $ 5.883   $ 5.760
  Ending AUV................................................    (a)   $ 5.824   $ 7.769
                                                                (b)   $ 5.760   $ 7.680
  Ending Number of AUs......................................    (a)     8,801    48,382
                                                                (b)     1,344    13,618
--------------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $11.163   $11.416
                                                                (b)   $11.163   $11.402
  Ending AUV................................................    (a)   $11.416   $11.337
                                                                (b)   $11.402   $11.280
  Ending Number of AUs......................................    (a)    96,751   254,913
                                                                (b)    18,070    57,105
--------------------------------------------------------------------------------------------
Cash Management (Inception Date: 11/11/02)
  Beginning AUV.............................................    (a)   $10.819   $10.749
                                                                (b)   $10.819   $10.736
  Ending AUV................................................    (a)   $10.749   $10.558
                                                                (b)   $10.736   $10.520
  Ending Number of AUs......................................    (a)       275   152,762
                                                                (b)    17,724    10,798
--------------------------------------------------------------------------------------------



         AUV-Accumulation Unit Value




         AU-Accumulation Units




         (a) Without election of Enhanced Death Benefit




         (b) With election of Enhanced Death Benefit

--------------------------------------------------------------------------------

 Please forward a copy (without charge) to the Seasons Advisor(II) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------

       Date: ____________  Signed:

 Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-92396
                                                and 811-07727






                       STATEMENT OF ADDITIONAL INFORMATION

           FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS ISSUED BY
                         VARIABLE ANNUITY ACCOUNT FIVE
          (PORTION RELATING TO THE SEASONS ADVISOR II VARIABLE ANNUITY)
                DEPOSITOR: AIG SUNAMERICA LIFE ASSURANCE COMPANY



This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated February 14, 2005, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS FEBRUARY 14, 2005.

                                TABLE OF CONTENTS

Separate Account.......................................     3
General Account........................................     3
Performance Data.......................................     4
Annuity Payments.......................................     6
Annuity Unit Values....................................     6
Taxes..................................................     9
Distribution of Contracts .............................    14

                                SEPARATE ACCOUNT

Variable Annuity Account Five was originally established by AIG SunAmerica Life Assurance Company (the "Company") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into Variable Portfolios, with the assets of each Variable Portfolios invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its Variable Portfolios or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by separate account charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

                                 GENERAL ACCOUNT

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account(s) of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                                PERFORMANCE DATA

From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its SELECT PORTFOLIOS (including the Cash Management Portfolio), FOCUSED PORTFOLIOS and STRATEGIES from the inception of the Separate Account. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolios is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolios made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.)

CASH MANAGEMENT PORTFOLIO


Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                       Base Period Return = (EV - SV)/(SV)

      where:

       SV = value of one Accumulation Unit at the start of a 7 day period

       EV = value of one Accumulation Unit at the end of the 7 day period

The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Accumulation Unit at the beginning of the period (SV), the investment income from the underlying fund attributed to the Accumulation Unit over the period, and (2) subtracting, from the result, the portion of the annual mortality and expense risk and distribution expense charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 7/365).

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)

The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

    Effective Yield = [(Base Period Return + 1) TO THE POWER OF (365/7 - 1)]

The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Portfolios

The Portfolios of the separate account compute their performance data as "total return."

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:

                        P (1 + T) TO THE POWER OF n = ERV

   where:

   P = a hypothetical initial payment of $1,000

   T = average annual total return

   n = number of years

 ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof)

The total return figures reflect the effect of recurring charges. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds five other contracts (Seasons, Seasons Select, Seasons Select II, Seasons Advisor and Seasons Triple Elite) which have been in existence longer than the Seasons Advisor II Variable Annuity. The STRATEGIES in Seasons Advisor II are also available in the Seasons, Seasons Select, Seasons Select II, Seasons Advisor and Seasons Triple Elite contracts and have been since April 15, 1997. The SELECT PORTFOLIOS have been available since March 1, 1999 and the FOCUSED PORTFOLIOS since July 5, 2000 in the Seasons Select contract. The one year and since inception numbers for the STRATEGIES and PORTFOLIOS are based on Seasons Advisor historical data (which is adjusted for the fees and charges applicable to Seasons Advisor II) and represent adjusted actual performance of the separate account.

                                ANNUITY PAYMENTS

INITIAL ANNUITY PAYMENT

The initial annuity payment is determined by taking the contract value, less any premium tax, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

                               ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each Variable Portfolios. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolios exceeds 3.5%, variable annuity payments derived from allocations to that Variable Portfolios will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity payment will vary accordingly.

For each Variable Portfolios, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolios for a certain month is determined by dividing (a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolios determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolios determined as of the end of the preceding month.

The NIF for a Variable Portfolios for a given month is a measure of the net investment performance of the Variable Portfolios from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases) respectively in the value of the shares of the underlying investment portfolios in which the Variable Portfolios invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                      NIF = ($11.46/$11.44)
                          = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolios from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolios for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Variable Portfolios (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                   1/[(1.035) Exponent (1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolios was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY PAYMENTS

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolios. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolios on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

            First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

Note that the amount of the first variable annuity payment depends on the contract value in the relevant Variable Portfolios on the Annuity Date and thus reflects the investment performance of the Variable Portfolios net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolios). The net investment performance of the Variable Portfolios during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

                                      TAXES

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including rollovers from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2004 is $13,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $3,000 in 2004 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2004 may not exceed the lessor of $41,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

                            DISTRIBUTION OF CONTRACTS

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account Five at April 30, 2004, and for each of the two years in the period ended April 30, 2004, are presented in this Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the fixed account options.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the separate account and the Company. The financial statements referred to above have been included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The quarterly financial statements for AIG SunAmerica Life Assurance Company for the period ended September 30, 2004 are also presented in this Statement of Additional Information.

Report of Independent Auditors


To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company and its subsidiaries (formerly, Anchor National Life Insurance Company), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and interest income and impairment of certain beneficial interests in securitized financial assets in 2001.


PricewaterhouseCoopers LLP
Los Angeles, California
March 29, 2004

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET


                                                                DECEMBER 31,     DECEMBER 31,
                                                                   2003            2002
                                                                -----------      -----------
                                                                       (IN THOUSANDS)
ASSETS

Investments and cash:
  Cash and short-term investments                               $    85,188      $    65,872
  Bonds, notes and redeemable preferred stocks available
    for sale, at market value (amortized cost: December
    31, 2003, $5,351,183; December 31, 2002, $5,492,677)          5,505,800        5,528,569
  Mortgage loans                                                    716,846          738,601
  Policy loans                                                      200,232          215,846
  Separate account seed money                                        17,815           25,366
  Common stocks available for sale, at market value (cost:
    December 31, 2003, $635; December 31, 2002, $4,111)                 727            2,609
  Real estate                                                        22,166           22,315
  Securities lending collateral                                     514,145          585,760
  Other invested assets                                              10,453            8,766
                                                                -----------      -----------
  Total investments and cash                                      7,073,372        7,193,704

Variable annuity assets held in separate accounts                19,178,796       14,758,642
Accrued investment income                                            74,647           75,326
Deferred acquisition costs                                        1,424,317        1,364,748
Income taxes currently receivable from Parent                          --            100,123
Due from affiliates                                                    --             26,304
Goodwill                                                              4,603            4,603
Other assets                                                         26,116           15,382
                                                                -----------      -----------
TOTAL ASSETS                                                    $27,781,851      $23,538,832
                                                                ===========      ===========


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                      DECEMBER 31,    DECEMBER 31,
                                                         2003            2002
                                                      -----------     ------------
                                                          (IN THOUSANDS)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:

  Reserves for fixed annuity contracts                $ 4,274,329      $ 4,285,098
  Reserves for universal life insurance
    contracts                                           1,609,233        1,676,073
  Reserves for guaranteed investment contracts            218,032          359,561
  Securities lending payable                              514,145          585,760
  Income taxes currently payable to Parent                    394             --
  Modified coinsurance deposit liability                    4,738           31,393
  Due to affiliates                                        11,448             --
  Payable to brokers                                        1,140            8,529
  Other liabilities                                       224,780          160,265
                                                      -----------      -----------
Total reserves, payables and accrued liabilities        6,858,239        7,106,679
                                                      -----------      -----------
Variable annuity liabilities related to
  separate accounts                                    19,178,796       14,758,642
                                                      -----------      -----------
Deferred income taxes                                     281,399          351,872
                                                      -----------      -----------
Total liabilities                                      26,318,434       22,217,193
                                                      -----------      -----------
Shareholder's equity:
  Common stock                                              3,511            3,511
  Additional paid-in capital                            1,125,753        1,125,753
  Retained earnings                                       261,543          175,871
  Accumulated other comprehensive income                   72,610           16,504
                                                      -----------      -----------
  Total shareholder's equity                            1,463,417        1,321,639
                                                      -----------      -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY            $27,781,851      $23,538,832
                                                      ===========      ===========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                YEARS ENDED DECEMBER 31,
                                                            ---------------------------------
                                                               2003        2002         2001
                                                            ----------   ---------   ---------
                                                                     (IN THOUSANDS)
REVENUES:
  Fee income:
    Variable annuity policy fees, net of reinsurance        $290,132    $295,509    $348,883
    Net retained commissions                                      --          --      47,572
    Asset management fees                                         --          --      63,529
    Universal life insurance fees, net of reinsurance         35,816      36,253      36,475
    Surrender charges                                         27,733      32,507      24,911
    Other fees, net                                               --       3,305      14,551
                                                          ----------   ---------   ---------
      Total fee income                                       353,681     367,574     535,921
Investment income                                            398,304     377,556     374,268
Net realized investment losses                               (30,354)    (65,811)    (92,711)
                                                          ----------   ---------   ---------
Total revenues                                               721,631     679,319     817,478
                                                          ----------   ---------   ---------
BENEFITS AND EXPENSES:
Interest expense:
  Fixed annuity contracts                                    153,636     142,973     133,647
  Universal life insurance contracts                          76,415      80,021      81,773
  Guaranteed investment contracts                              7,534      11,267      25,079
  Sub notes payable to affiliates                                 --          --       4,475
                                                          ----------   ---------   ---------
Total interest expense                                       237,585     234,261     244,974
General and administrative expenses                           83,013      79,287     136,942
Amortization of deferred acquisition costs                   156,906     187,860     220,316
Annual commissions                                            55,661      58,389      58,278
Claims on universal life contracts, net of
  reinsurance recoveries                                      17,766      15,716      17,566
Guaranteed minimum death benefits, net of
  reinsurance recoveries                                      63,268      67,492      17,839
                                                          ----------   ---------   ---------
Total benefits and expenses                                  614,199     643,005     695,915
                                                          ----------   ---------   ---------
PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE                                                     107,432      36,314     121,563
Income tax expense                                            21,760       2,063      20,852
                                                          ----------   ---------   ---------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE          85,672      34,251     100,711
Cumulative effect of accounting change, net of tax                --          --     (10,342)
                                                          ----------   ---------   ---------
NET INCOME                                                $   85,672   $  34,251   $  90,369
                                                          ----------   ---------   ---------

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                        YEARS ENDED DECEMBER 31,
                                               -----------------------------------------
                                                  2003          2002             2001
                                               ---------      ---------       ----------
                                                           (IN THOUSANDS)
OTHER COMPREHENSIVE INCOME, NET OF TAX:
  Net unrealized gains (losses) on fixed
    maturity and equity securities
    available for sale identified in the
    current period less related
    amortization of deferred acquisition
    costs                                      $  67,125       $  20,358      $  (10,418)

  Less reclassification adjustment for
    net realized losses included in net
    income                                        19,194          52,285          64,062

  Cumulative effect of accounting change,
    net of tax                                      --              --             1,389

  Change related to cash flow hedges                --            (2,218)             81

  Income tax expense                             (30,213)        (24,649)        (18,804)
                                               ---------       ---------      ----------
OTHER COMPREHENSIVE INCOME                        56,106          45,776          36,310
                                               ---------       ---------      ----------
COMPREHENSIVE INCOME                           $ 141,778       $  80,027      $  126,679
                                               =========       =========      ==========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                            YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------
                                                    2003               2002            2001
                                                ------------      -------------   ------------
                                                                  (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES:
Net income                                     $    85,672          $ 34,251        $  90,369
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
  Cumulative effect of accounting
    change, net of tax                                --                --              10,342
  Interest credited to:
    Fixed annuity contracts                        153,636           142,973           133,647
    Universal life insurance contracts              76,415            80,021            81,773
    Guaranteed investment contracts                  7,534            11,267            25,079
  Net realized investment losses                    30,354            65,811            92,711
  Amortization of premium (discount) on
    securities                                         590            (2,721)           (6,284)
  Amortization of goodwill                            --                --               1,452
  Amortization of deferred acquisition
    costs                                          156,906           187,860           220,316
  Acquisition costs deferred                      (250,475)         (256,538)         (359,158)
  Provision for deferred income taxes             (100,685)          128,748           126,010
  Change in:
    Accrued investment income                          679           (10,099)           (7,717)
    Separate account seed money                     (7,375)            3,932            10,838
    Other assets                                   (10,734)            2,433            15,042
    Income taxes currently payable to/
      receivable from Parent                       100,517           (50,471)              106
    Due from/to affiliates                         (26,248)           16,153           (68,844)
    Other liabilities                               46,987             5,167             9,697
  Other, net                                        17,124            17,475            21,216
                                               -----------        ----------         ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES          280,897           376,262           396,595
                                               -----------        ----------         ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred
    stocks                                      (2,078,310)       (2,403,362)       (2,178,830)
  Mortgage loans                                   (44,247)         (128,764)          (70,295)
  Other investments, excluding
    short-term investments                         (20,266)          (65,184)          (27,413)
Sales of:
  Bonds, notes and redeemable preferred
    stocks                                       1,190,299           849,022         1,087,090
  Common stock                                       3,920               195               164
  Other investments, excluding
    short-term investments                           8,915               630             3,363
Redemptions and maturities of:
  Bonds, notes and redeemable preferred
    stocks                                         994,014           615,798           549,638
  Mortgage loans                                    67,506            82,825            63,960
  Other investments, excluding
    short-term investments                          72,970           114,347            78,555
                                               -----------        ----------         ----------
NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES                                   $   194,801        $ (934,493)        $ (493,768)
                                               -----------        ----------         ----------


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)


                                                             YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------
                                                     2003             2002              2001
                                                ------------     -------------     -----------
                                                                 (IN THOUSANDS)
CASH FLOW FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity contracts                      $ 1,553,030       $ 1,731,597       $ 2,280,498
  Universal life insurance contracts                45,657            49,402            52,469
  Guaranteed investment contracts                     --                --              40,000
Net exchanges from the fixed accounts of
  variable annuity contracts                    (1,148,030)         (503,221)       (1,368,527)
Withdrawal payments on:
  Fixed annuity contracts                         (464,332)         (529,466)         (315,794)
  Universal life insurance contracts               (61,039)          (68,444)          (55,361)
  Guaranteed investment contracts                 (148,719)         (135,084)         (191,919)
Claims and annuity payments on:
  Fixed annuity contracts                         (109,412)          (98,570)          (52,685)
  Universal life insurance contracts              (111,380)         (100,995)         (146,998)
Net receipts from (repayments of) other
  short-term financings                             14,498            (8,025)           15,920
Net payment related to a modified
  coinsurance transaction                          (26,655)          (30,282)          (35,972)
Capital contribution received from Parent             --             200,000              --
Dividends paid to Parent                              --                --             (94,095)
Net cash and short-term investments
  transferred to the Parent in
  distribution of Saamsun Holdings Corp.              --             (82,873)             --
                                               -----------       -----------       -----------
NET CASH (USED IN) PROVIDED BY FINANCING
  ACTIVITIES                                      (456,382)          424,039           127,536
                                               -----------       -----------       -----------
NET INCREASE (DECREASE) IN CASH AND
  SHORT-TERM INVESTMENTS                            19,316          (134,192)           30,363
CASH AND SHORT-TERM INVESTMENTS AT
  BEGINNING OF PERIOD                               65,872           200,064           169,701
                                               -----------       -----------       -----------
CASH AND SHORT-TERM INVESTMENTS AT END OF
  PERIOD                                       $    85,188       $    65,872       $   200,064
                                               ===========       ===========       ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid on indebtedness                  $      --         $      --         $       780
                                               ===========       ===========       ===========
Net income taxes paid to (refunded by)
  Parent                                       $    21,928       $   (76,214)      $  (120,504)
                                               ===========       ===========       ===========


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

      AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS")(formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuities directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuities, universal life policies and guaranteed investment contracts ("GICs").

      The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.

      On January 1, 2002, the Company declared a distribution to the Parent of 100% of the outstanding capital stock of its consolidated subsidiary, Saamsun Holdings Corp. ("Saamsun"). Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Prior to January 1, 2002, Saamsun held the Company's asset management and broker-dealer segments (see Note 10). This distribution had a material effect on the Company's shareholder's equity, reducing it by $552,384,000. This distribution had the effect of reducing cash and short-term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts through the asset management business. Pretax loss from these operations, on a combined basis, totaled $21,278,000 for the year ended December 31, 2001.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. NATURE OF OPERATIONS (Continued)

      of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("GAAP"). Certain prior period amounts have been reclassified to conform to the current period's presentation.

      Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to policyholders' liabilities upon receipt.

      The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

      Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

      Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits. Limited partnerships are carried at equity or cost depending on the equity ownership position. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.

      Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income.

      DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity policy values. At December 31, 2003, the notional amount was $226.4 million. The Company is neither a dealer nor a trader in derivative financial instruments.

      The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of accumulated other comprehensive income in shareholders' equity.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

      Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

      The Company issues certain variable annuity products which offer an optional Guaranteed Minimum Account Value ("GMAV") living benefit. If elected by the policyholder at the time of contract issuance, this feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. There is a separate charge to the contractholder for this feature. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contractholder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As of December 31, 2003, the premiums in force subject to guarantee totaled approximately $652,647,000.

      Under SFAS 133, the GMAV benefit is considered an embedded derivative that should be bifurcated and marked to market. Changes in the market value of the estimated GMAV benefit are recorded through investment income.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, guarantee costs, surrender charges, and direct administrative expenses. DAC consists of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $250,475,000, $256,538,000 and $359,158,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

      As fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been decreased by $43,000,000 at December 31, 2003 and $9,000,000 at December 31, 2002, for this adjustment.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS: DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable annuities) or general account assets (with respect to fixed annuities, fixed options of variable annuities and universal life contracts) supporting the annuity obligations, costs of providing for policy guarantees and the level of expenses necessary to maintain the policies. The Company adjusts DAC amortization (a "DAC unlocking") when estimates of current or future gross profits to be realized from its annuity policies are revised. At December 31, 2003, DAC amortization was adjusted for a DAC unlocking that resulted in a reduction of $18.0 million.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity policies is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Annuity Fees in the consolidated statement of income and comprehensive income.

      GOODWILL: Goodwill amounted to $4,603,000 (net of accumulated amortization of $7,847,000) at both December 31, 2003 and 2002. Pursuant to the distribution of Saamsun to the Parent on January 1, 2002, the Company transferred $15,547,000 of goodwill belonging to the asset management operations and broker-dealer operations to the Parent.

      In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2003, and has determined that no impairment provision is necessary. See "Recently Issued Accounting Standards" below for further discussion of SFAS 142.

      RESERVES FOR FIXED ANNUITIES, UNIVERSAL LIFE INSURANCE AND GUARANTEED INVESTMENT CONTRACTS ("GICs"): Reserves for fixed annuity, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

      MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 5 is recorded as a deposit liability. Deposits from the reinsured business are allocated to pay down the liability pursuant to a repayment schedule.

      FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded as income when earned. Net retained commissions are recognized as income on a trade date basis.

      INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of the Parent and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: On January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement requires the Company to recognize all derivatives in the balance sheet and measure these derivatives at fair value. The recognition of the change in

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. The adoption of SFAS 133 on January 1, 2001 resulted in an increase of $1,389,000, net of tax, in other comprehensive income.

      In January 2001, the Emerging Issues Task Force ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e. collateralized debt obligations). The Company recorded $15,910,000 of additional impairments($10,342,000 net of tax) pursuant to the implementation of EITF 99-20. This adjustment was recorded as a cumulative effect of accounting change in the consolidated statement of income and comprehensive income for 2001.

      In June 2001, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its consolidated statement of income and comprehensive income and is effective as of January 1, 2002. SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process prescribed in SFAS 142, whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. SFAS 142 also requires the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of an accounting change. The Company has evaluated the impact of the impairment provisions of SFAS 142 as of December 31, 2003, and has determined that no impairment is required to be recorded to the carrying value of the Company's goodwill balance.

      In November 2002, FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"), which requires that, for guarantees within the scope of FIN 45 issued or amended by the Company after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee be recognized. FIN 45 also requires additional disclosures in financial statements starting with the Company's 2002 year-end financial statements. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial condition.

      In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP-03-1"). FASB did not object to the issuance of SOP 03-1. This statement is effective for the Company as of January 1, 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Under SOP 03-1, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account (separate account seed money) do not qualify for separate account accounting and reporting. The Company will be required to "look through" the separate account for purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-1 will not have a material impact on the Company's separate accounts or separate account seed money.

      In addition, SOP 03-1 will require the Company to recognize a liability for guaranteed minimum death benefits, guaranteed minimum income benefits and enhanced earnings benefits and modify certain disclosures and financial statement presentations for these products. The Company's estimate of this liability, including the impact on DAC, will result in a one-time cumulative accounting charge upon adoption of approximately $52 million ($79 million pre-tax) to be recorded in the first quarter of 2004.

3. INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                AMORTIZED       ESTIMATED
                                                   COST         FAIR VALUE
                                                ----------      ----------
                                                     (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States Government      $   22,393      $   24,292
Mortgage-backed securities                       1,148,452       1,191,817
Securities of public utilities                     352,998         365,150
Corporate bonds and notes                        2,590,254       2,697,142
Redeemable preferred stocks                         21,515          22,175
                                                 ---------       ---------
Other debt securities                            1,215,571       1,205,224
                                                 =========       =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

                                                      AMORTIZED     ESTIMATED
                                                        COST        FAIR VALUE
                                                    -----------    ------------
                                                           (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States Government          $    32,531    $    32,820
Mortgage-backed securities                            1,476,100      1,547,568
Securities of public utilities                          311,951        311,604
Corporate bonds and notes                             2,757,880      2,776,021
Redeemable preferred stocks                              21,515         21,575
Other debt securities                                   892,700        838,981
                                                    -----------    -----------
  Total                                             $ 5,492,677    $ 5,528,569
                                                    ===========    ===========

 The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2003, follow:

                                           AMORTIZED      ESTIMATED
                                             COST        FAIR VALUE
                                           ----------    ----------
                                                (IN THOUSANDS)
Due in one year or less                   $   164,842   $   167,073
Due after one year through five years       2,050,327     2,119,273
Due after five years through ten years      1,485,944     1,522,642
Due after ten years                           501,618       504,995
Mortgage-backed securities                  1,148,452     1,191,817
                                            ---------     ---------
  Total                                   $ 5,351,183   $ 5,505,800
                                           =========     =========

Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                         GROSS        GROSS
                                                       UNREALIZED   UNREALIZED
                                                         GAINS       LOSSES
                                                       ---------    ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States Government             $   1,898    $      --
Mortgage-backed securities                                46,346       (2,980)
Securities of public utilities                            13,467       (1,315)
Corporate bonds and notes                                127,996      (21,108)
Redeemable preferred stocks                                  660           --
Other debt securities                                     24,366      (34,713)
                                                       ---------    ---------
  Total                                                $ 214,733    $ (60,116)
                                                       =========    =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

 3. INVESTMENTS (Continued)

                                                        GROSS        GROSS
                                                      UNREALIZED   UNREALIZED
                                                        GAINS        LOSSES
                                                      ----------   ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States Government            $    1,174   $     (885)
Mortgage-backed securities                                72,364         (896)
Securities of public utilities                            11,514      (11,861)
Corporate bonds and notes                                109,067      (90,926)
Redeemable preferred stocks                                   60           --
Other debt securities                                     10,797      (64,516)
                                                      ----------   ----------
  Total                                               $  204,976   $ (169,084)
                                                      ==========   ==========

Gross unrealized gains on equity securities aggregated $112,000 at December 31, 2003 and $76,000 at December 31, 2002. Gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003 and $1,578,000 at December 31, 2002.

The following table summarizes the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2003.

                                    LESS THAN 12 MONTHS              12 MONTHS OR MORE                  TOTAL
                                -------------------------------    -------------------------  ---------------------------
(IN THOUSANDS)                  MARKET       UNREALIZED            MARKET  UNREALIZED            MARKET   UNREALIZED
DECEMBER 31, 2003               VALUE          LOSSES     ITEMS    VALUE    LOSSES     ITEMS     VALUE     LOSSES   ITEMS
-----------------              --------        -------    -----    -----    ------     -----     -----     ------   -----
Mortgage-backed securities     $180,559        $ 2,882     49     $13,080   $   98       6     $193,639   $ 2,980     55
Securities of public
   utilities                     67,626          1,315      8          --       --               67,626     1,315      8
Corporate bonds & notes         276,373         17,086     54      30,383    4,022       5      306,756    21,108     59
Other debt securities           302,230         33,951     54      41,523      762       5      343,753    34,713     59
                               --------        -------    ---     -------   ------      --     --------   -------    ---
Total -- Debt securities        826,788         55,234    165      84,986    4,882      16      911,774    60,116    181
Equity securities                   366             20      1         250       --       1          616        20      2
                               --------        -------    ---     -------   ------      --     --------   -------    ---
Total                          $827,154        $55,254    166     $85,236   $4,882      17     $912,390   $60,136    183
                               ========        =======    ===     =======   ======      ==     ========   =======    ===

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

Gross realized investment gains and losses on sales of investments are as follows:

                                       YEARS ENDED DECEMBER 31,
                                   ---------------------------------
                                      2003       2002         2001
                                   ---------   ---------   ----------
                                            (In thousands)
BONDS, NOTES AND REDEEMABLE
PREFERRED STOCKS:
  Realized gains                   $ 28,691   $ 24,681    $  34,026
  Realized losses                    (9,612)   (32,532)     (25,258)
COMMON STOCKS:
  Realized gains                        561         --          164
  Realized losses                      (117)      (169)          --
OTHER INVESTMENTS:
  Realized gains                         --         --           --
  Realized losses                        --         --         (685)


   The sources and related amounts of investment income (losses) are as follows:

                                       YEARS ENDED DECEMBER 31,
                                    --------------------------------
                                    2003          2002         2001
                                  ---------   ---------   ----------
                                             (IN THOUSANDS)
Short-term investments            $     794   $   3,879   $    8,422
Bonds, notes and redeemable
  preferred stocks                  321,493     305,480      285,668
Mortgage loans                       53,951      55,417       58,262
Partnerships                         (3,890)      1,281       13,905
Policy loans                         15,925      18,796       18,218
Common stocks                            --          --            2
Real estate                            (331)       (276)        (272)
Other invested assets                12,670      (4,664)      (4,975)
Less: investment expenses            (2,308)     (2,357)      (4,962)
                                  ---------   ---------   ----------
Total investment income           $ 398,304   $ 377,556   $  374,268
                                  =========   =========   ==========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

Investment income was attributable to the following products:

                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------
                                                2003        2002        2001
                                              ---------   ---------   ---------
                                                       (IN THOUSANDS)
Fixed annuities                               $  37,762   $  41,856   $  51,208
Variable annuities                              239,863     201,766     164,422
Guaranteed investment contracts                  20,660      28,056      36,073
Universal life insurance contracts              100,019     105,878     122,565
                                              ---------   ---------   ---------
Total                                         $ 398,304   $ 377,556   $ 374,268
                                              =========   =========   =========

At December 31, 2003, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

At December 31, 2003, bonds, notes and redeemable preferred stocks included $339,119,000 of bonds that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 11 industries with 21% of these assets concentrated in financial institutions, 17% of these assets concentrated in utilities, 15% of these assets concentrated in telecommunications, 11% of these assets concentrated in transportation and 10% of these assets concentrated in noncyclical consumer products. No other industry concentration constituted more than 10% of these assets.

At December 31, 2003, mortgage loans were collateralized by properties located in 31 states, with loans totaling approximately 27%, 11% and 11% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and New York. No more than 10% of the portfolio was secured by properties in any other single state.

At December 31, 2003, the carrying value, which approximates market value, of all investments in default as to the payment of principal or interest totaled $49,607,000 of bonds.

As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

At December 31, 2003, $10,245,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities which do not have readily determinable market prices, we estimate their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, we use our most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      SECURITIES HELD/LOANED UNDER COLLATERAL AGREEMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      The estimated fair values of the Company's financial instruments at December 31, 2003 and 2002 compared with their respective carrying values, are as follows:

                                                                  CARRYING       FAIR
                                                                   VALUE         VALUE
                                                                -----------   -----------
                                                                     (IN THOUSANDS)
DECEMBER 31, 2003:

ASSETS:
    Cash and short-term investments .........................   $    85,188   $    85,188
    Bonds, notes and redeemable preferred stocks ............     5,505,800     5,505,800
    Mortgage loans ..........................................       716,846       774,758
    Policy loans ............................................       200,232       200,232
    Separate account seed money .............................        17,815        17,815
    Common stocks ...........................................           727           727
    Partnerships ............................................         1,312         1,685
    Securities lending collateral ...........................       514,145       514,145
    Variable annuity assets held in separate accounts .......    19,178,796    19,178,796

LIABILITIES:
    Reserves for fixed annuity contracts ....................   $ 4,274,329   $ 4,225,329
    Reserves for guaranteed investment contracts ............       218,032       223,553
    Securities lending payable ..............................       514,145       514,145
    Variable annuity liabilities related to separate accounts    19,178,796    19,178,796

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                 CARRYING        FAIR
                                                                   VALUE         VALUE
                                                                -----------   -----------
                                                                      (IN THOUSANDS)
DECEMBER 31, 2002:

ASSETS:
    Cash and short-term investments .........................   $    65,872   $    65,872
    Bonds, notes and redeemable preferred stocks ............     5,528,569     5,528,569
    Mortgage loans ..........................................       738,601       818,022
    Policy loans ............................................       215,846       215,846
    Separate account seed money .............................        25,366        25,366
    Common stocks ...........................................         2,609         2,609
    Partnerships ............................................         8,766         7,504
    Securities lending collateral ...........................       585,760       585,760
    Variable annuity assets held in separate accounts .......    14,758,642    14,758,642

LIABILITIES:
    Reserves for fixed annuity contracts ....................   $ 4,285,098   $ 4,173,950
    Reserves for guaranteed investment contracts ............       359,561       367,393
    Securities lending payable ..............................       585,760       585,760
    Variable annuity liabilities related to separate accounts    14,758,642    14,758,642

5.    REINSURANCE

      GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"): A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit that varies by product (the GMDB). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; the principal invested, adjusted for withdrawals, accumulated at up to 5% per annum (subject to certain caps); or an amount equal to the highest account value in effect on any anniversary date under the contract. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At December 31, 2003, a portion of the GMDB risk on approximately 33% (calculated based on current account value) of the contracts with such features had been reinsured. Approximately half of this reinsurance will cease on March 31, 2004. In 2003, a substantial majority of contracts sold have reinsurance coverage. However, the Company does not currently have reinsurance coverage on the majority of the contracts to be sold after 2003. Reinsurance coverage is subject to limitations such as caps and deductibles. GMDB reinsurance premiums of $20,691,000, $15,544,000 and $8,200,000 were netted against variable annuity policy fees in 2003, 2002 and 2001, respectively. GMDB-

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    REINSURANCE (Continued)

      related contractholder benefits incurred, net of related reinsurance, were $63,268,000 (net of $8,042,000 of reinsurance recoveries), $67,492,000
      (net of $8,362,000 of reinsurance recoveries) and $17,839,000 (net of $3,767,000 of reinsurance recoveries) for 2003, 2002 and 2001, respectively. In accordance with Generally Accepted Accounting Principles, the Company expenses such benefits in the period incurred, and therefore does not provide reserves for future benefits. However, effective January 1, 2004, the company will be required to record a liability for GMDBs (see
      Note 2).

      EARNINGS ENHANCEMENT BENEFIT ("EEB"): The Company issues certain variable annuity products that offer an optional Earnings Enhancement Benefit (EEB) feature. This optional feature provides an additional death benefit, for which the Company assesses a separate charge to contractholders who elect the feature. The EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The percentages vary by issue age and policy duration. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At December 31, 2003, approximately 8% (calculated based on current account value) of in-force contracts include EEB coverage, with 95% of the EEB risk fully reinsured. EEB reinsurance premiums of $4,045,000 and $2,106,000 were netted against variable annuity policy fees in 2003 and 2002, respectively. There were no EEB reinsurance premium in 2001.

      GUARANTEED MINIMUM INCOME BENEFIT ("GMIB"): The Company issues certain variable annuity products that contain or offer a Guaranteed Minimum Income Benefit ("GMIB") living benefit feature. This feature provides a minimum annuity payment guarantee for those contractholders who choose to receive fixed lifetime annuity payments after a seven, nine or ten-year waiting period in their deferred annuity contracts. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated policyholder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Substantially all of the Company's products containing the GMIB feature have been reinsured; furthermore, substantially all of the GMIB risk per individual reinsured contract has been transferred to the reinsurer. However, the Company does not currently have reinsurance coverage on contracts to be sold after the middle of 2004. GMIB reinsurance premiums of $6,059,000, $4,902,000 and $5,047,000 were netted against variable annuity policy fees in 2003, 2002 and 2001, respectively.

      The universal life insurance contracts are subject to reinsurance ceded agreements. In order to limit the exposure to loss on any single insured, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. Reinsurance premiums of $33,710,000, $34,098,000 and $34,011,000 were netted against universal life insurance fees in 2003, 2002 and 2001, respectively. Reinsurance recoveries were $34,036,000, $29,171,000 and $31,591,000 in 2003, 2002 and 2001, respectively. Total reserve credits of $3,705,000 and $3,641,000 were taken against the life insurance reserves at December 31, 2003 and 2002, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    REINSURANCE (Continued)

      On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. For the year ended December 31, 2003, the Company recorded income of $7,591,000 from this program, as compared to an income of $6,418,000 for the year ended December 31, 2002 and a cost of $6,909,000 for the year ended December 31, 2001. These amounts are reported as a component of general and administrative expenses in the consolidated statement of income and comprehensive income.

      With respect to its reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

6.    COMMITMENTS AND CONTINGENT LIABILITIES

      The Company has entered into seven agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2003 is $557,775,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $222,524,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The expiration dates of these commitments are as follows: $21,930,000 in 2004, $385,845,000 in 2005 and $150,000,000 in 2006. The Internal Revenue
      Service has initiated examinations into the transactions underlying these commitments, including the Company's role in the transactions. The Company is fully cooperating with the IRS. Management does not anticipate any material losses with respect to these commitments.

      At December 31, 2003, the Company was obligated to purchase approximately $18,000,000 of asset backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $11,000,000 in 2004 and $7,000,000 in 2006.

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.    COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

      The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.

      The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

      American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY

      The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2003 and 2002, 3,511 shares were outstanding.

      Changes in shareholder's equity are as follows:

                                                                  YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------
                                                             2003           2002           2001
                                                         -----------    -----------    -----------
                                                                      (IN THOUSANDS)
ADDITIONAL PAID-IN CAPITAL:
    Beginning balances ...............................   $ 1,125,753    $   925,753    $   493,010
    Capital contributions by Parent ..................            --        200,000             --
    Contribution of subsidiary by Parent .............            --             --        432,743
                                                         -----------    -----------    -----------
    Ending balances ..................................   $ 1,125,753    $ 1,125,753    $   925,753
                                                         ===========    ===========    ===========

RETAINED EARNINGS:
    Beginning balances ...............................   $   175,871    $   694,004    $   697,730
    Net income .......................................        85,672         34,251         90,369
    Dividends paid to Parent .........................            --             --        (94,095)
    Distribution of subsidiary to Parent .............            --       (552,384)            --
                                                         -----------    -----------    -----------
    Ending balances ..................................   $   261,543    $   175,871    $   694,004
                                                         ===========    ===========    ===========

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
    Beginning balances ...............................   $    16,504    $   (29,272)   $   (65,582)
    Change in net unrealized gains (losses) on
      debt securities available for sale .............       118,725         98,718         59,844
    Change in net unrealized gains (losses) on
      equity securities available for sale ...........         1,594         (1,075)          (400)
    Change in adjustment to deferred acquisition costs       (34,000)       (25,000)        (5,800)
    Cumulative effect of accounting change, net of tax            --             --          1,389
    Net change related to cash flow hedges ...........            --         (2,218)            81
    Tax effects of net changes .......................       (30,213)       (24,649)       (18,804)
                                                         -----------    -----------    -----------
    Ending balances ..................................   $    72,610    $    16,504    $   (29,272)
                                                         ===========    ===========    ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                     DECEMBER 31,    DECEMBER 31,
                                                         2003            2002
                                                     ------------    ------------
                                                           (IN THOUSANDS)
Gross unrealized gains .........................      $ 214,845       $ 205,052
Gross unrealized losses ........................        (60,136)       (170,662)
Adjustment to DAC ..............................        (43,000)         (9,000)
Deferred income taxes ..........................        (39,099)         (8,886)
                                                      ---------       ---------
Accumulated other comprehensive income .........      $  72,610       $  16,504
                                                      =========       =========

      On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

      On January 1, 2002, the Company declared a distribution to its Parent of 100% of the outstanding capital stock of its then consolidated subsidiary, Saamsun. Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Saamsun held the Company's asset management and broker-dealer segments. This distribution reduced the Company's shareholder's equity by $552,384,000, cash and short term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts (see Note 9). Net loss from these operations, on a combined basis, totaled $9,491,000 for the year ended December 31, 2001.

      On January 1, 2001, the Parent contributed all of its ownership interests in SA Affordable Housing, LLC ("SAAH LLC"), a wholly owned subsidiary, to the Company. The Company subsequently contributed all of its ownership interests in SAAH LLC to Saamsun. All of SAAH LLC's ownership interests were ultimately contributed to SAAMCO. SAAH LLC has investments in limited partnership interests whose primary purpose is the generation of rehabilitation tax credits, low income housing credits and passive losses. Realized tax credits are realized by its direct Parent, SAAMCO. At the time of the contribution, SAAH LLC had partnership assets of $432,120,000, other assets of $623,000 and shareholder's equity of $432,743,000. SAAH LLC's results of operations are included within the asset management operations. As a result of this transfer, additional paid-in capital was increased by $432,743,000. This contribution was approved by the Arizona Department of Insurance.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholders in the year 2004 without obtaining prior approval is $59,884,000. No dividends were paid in the years ended December 31, 2003 and 2002. Dividends of $94,095,000 were paid on April 2, 2001.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $89,071,000 for the year ended December 31, 2003 and net losses of $180,737,000 and $122,322,000 for the years ended December 31, 2002 and 2001, respectively. The Company's statutory capital and surplus totaled $602,348,000 at December 31, 2003 and $463,905,000 at December 31, 2002.

8.    INCOME TAXES

      The components of the provisions for federal income taxes on pretax income consist of the following:

                                               YEARS ENDED DECEMBER 31,
                                      ------------------------------------------
                                         2003            2002            2001
                                      ---------       ---------       ----------
                                                    (IN THOUSANDS)

Current ........................      $ 122,445       $(126,685)      $(105,158)
Deferred .......................       (100,685)        128,748         126,010
                                      ---------       ---------       ----------
Total income tax expense .......      $  21,760       $   2,063       $  20,852
                                      =========       =========       =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                  --------------------------------
                                                    2003        2002        2001
                                                  --------    --------    --------
                                                           (IN THOUSANDS)

Amount computed at statutory rate .............   $ 37,601    $ 12,710    $ 42,547
Increases (decreases) resulting from:
   Amortization of differences between
      book and tax bases of net assets acquired         --          --         613
   State income taxes, net of federal
      tax benefit .............................         --          --       4,072
   Dividends received deduction ...............    (15,920)    (10,117)    (13,406)
   Tax credits ................................         --          --     (16,758)
   Other, net .................................         79        (530)      3,784
                                                  --------    --------    --------
      Total income tax expense ................   $ 21,760    $  2,063    $ 20,852
                                                  ========    ========    ========

      For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,304,000 at December 31, 2003. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      The significant components of the liability for Deferred Income Taxes are as follows:

                                                        DECEMBER 31,   DECEMBER 31,
                                                            2003           2002
                                                        ------------   ------------
(IN THOUSANDS)
DEFERRED TAX LIABILITIES:

Deferred acquisition costs ...........................   $ 455,151      $ 423,823
Other liabilities ....................................          --         42,289
Net unrealized gains on debt and equity securities
   available for sale ................................      39,098          8,885
                                                         ---------      ----------
Total deferred tax liabilities .......................     494,249        474,997
                                                         ---------      ----------
DEFERRED TAX ASSETS:

Investments ..........................................     (24,436)       (13,591)
Contractholder reserves ..............................    (158,112)       (84,943)
Guaranty fund assessments ............................      (3,408)        (3,774)
Deferred income ......................................     (21,881)       (16,416)
Other assets .........................................      (5,013)        (4,401)
                                                         ---------      ----------
Total deferred tax assets ............................    (212,850)      (123,125)
                                                         ---------      ----------
Deferred income taxes ................................   $ 281,399      $ 351,872
                                                         =========      =========

      In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

9.    RELATED-PARTY MATTERS

      As discussed in Notes 1 and 7, the Company declared a distribution to the Parent, effective January 1, 2002, of 100% of the outstanding common stock of its consolidated subsidiary, Saamsun.

      For the years ended December 31, 2003 and December 31, 2002, the Company paid commissions totaling $51,716,000 and $59,058,000 to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Financial Advisors and Franklin Financial Services Corporation, respectively. Royal Alliance Associates, Inc. was a wholly owned subsidiary of the Company prior to January 1, 2002. For the year ended December 31, 2001, the Company paid commissions totaling $40,567,000 to six affiliated broker-dealers: SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc. and VALIC Financial Advisors. These affiliated broker-dealers, distribute a significant portion of the Company's variable annuity products, amounting to approximately 24.0%, 31.2% and 26.0% of deposits for each of the respective periods. Of the Company's mutual fund sales, 26.3% was distributed by these affiliated broker-dealers for the year ended December 31, 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $126,531,000 for the year ended December 31, 2003, $119,981,000 for the year ended December 31, 2002 and $130,178,000 for the year ended December 31, 2001. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $48,733,000, $49,004,000 and $68,757,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

      The Company paid $500,000, $790,000 and $219,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2003, 2002 and 2001, respectively (see Note
      2).

      The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2.3 million, $2.4 million and $5.0 million for the years ended December 31, 2003, 2002 and 2001, respectively.

      In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000.

      On June 10, 2002, the Company entered into a profit sharing agreement with AIG SunAmerica Asset Management Corp. ("SAAMCO"), a former subsidiary of the Company and registered investment advisor, whereby SAAMCO will contribute to the Company on a quarterly basis its profits earned in connection with its role as investment advisor and/or business manager to several open-end investment management companies registered under the Investment Company Act of 1940, as amended, that fund the variable investment options available to investors through the Company's variable annuity contracts (the "SAAMCO Agreement"). The SAAMCO Agreement is retroactive to January 1, 2002. Variable annuity fees of $60,458,000 and $62,562,000 were included in the consolidated statement of income and comprehensive income relating to the SAAMCO Agreement for the years ended December 31, 2003 and 2002. Of this amount $54,753,000 and $57,745,000 has been paid to the Company in 2003 and 2002 and $5,705,000 and $4,817,000 remained receivables from SAAMCO at December 31, 2003 and 2002, respectively.

      On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS, whereby the Company has the right to borrow up to $500,000,000 from AIGRS. Any advances made by AIGRS under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003 or December 31, 2002.

      On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS, whereby AIGRS has the right to borrow up to

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      $500,000,000 from the Company. Any advances made by the Company under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003. At December 31, 2002, $50,000,000 was due to the Company under this agreement. This receivable was collected in January 2003 and was included in due from affiliates on the balance sheet at December 31, 2002.

      On September 26, 2001, the Company entered into a short-term financing arrangement with an affiliate, SunAmerica Investments, Inc., whereby the Company has the right to borrow up to $500,000,000 from SunAmerica Investments, Inc. Any advances made by SunAmerica Investments, Inc. under this agreement must be repaid within 30 days. At December 31, 2003, the Company owed $14,000,000 under this agreement. This payable was paid in January 2004 and was included in due to affiliates on the balance sheet at December 31, 2003. No borrowings were outstanding under this agreement at December 31, 2002.

      On December 19, 2001, the Company entered into a short-term financing arrangement with an affiliate, SunAmerica Investments, Inc., whereby SunAmerica Investments, Inc. has the right to borrow up to $500,000,000 from the Company. Any advances made by the Company under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003 or December 31, 2002.

10.   BUSINESS SEGMENTS

      As a result of the distribution of Saamsun to the Parent on January 1, 2002, the Company had one business segment in 2003 and 2002, annuity operations (see Note 7). Prior to January 1, 2002, the Company had three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2. The Company evaluates performance based on profit or loss from operations before income taxes. There were no intersegment revenues for the year ended December 31, 2001. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the Company and allocates depreciation of such assets to the Company.

      Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 14.6% of sales in the year ended December 31, 2003, 11.9% of sales in the year ended December 31, 2002 and 12.2% of sales in the year ended December 31, 2001. No other independent selling organization was responsible for 10% or more of sales for any such period. For the year ended December 31, 2001, there was no single independent selling organization that accounted for 10% or more of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives does not compose a material percentage of total revenues in the broker-dealer operations for the year ended December 31, 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

      Summarized data for the Company's business segments follow:

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2003:

REVENUES:
Fee income:
    Variable annuity fees ................       $    290,132   $       --   $       --   $    290,132
    Universal life insurance fees ........             35,816           --           --         35,816
    Surrender charges ....................             27,733           --           --         27,733
    Other fees ...........................                 --           --           --             --
                                                 ------------   ----------   ----------   ------------
        Total fee income .................            353,681           --           --        353,681

Investment income ........................            398,304           --           --        398,304
Net realized investment losses ...........            (30,354)          --           --        (30,354)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            721,631           --           --        721,631
                                                 ------------   ----------   ----------   ------------
BENEFITS AND EXPENSES:
Interest expense .........................            237,585           --           --        237,585
General and administrative expenses ......             83,013           --           --         83,013
Amortization of deferred acquisition costs            156,906           --           --        156,906
Annual commissions .......................             55,661           --           --         55,661
Claims on universal life contracts, net of
    reinsurance ..........................             17,766           --           --         17,766
Guaranteed minimum death benefits, net of
    reinsurance recoveries ...............             63,268           --           --         63,268
                                                 ------------   ----------   ----------   ------------
Total benefits and expenses ..............            614,199           --           --        614,199
                                                 ------------   ----------   ----------   ------------
Pretax income before cumulative effect of
    accounting change ....................       $    107,432   $       --   $       --   $    107,432
                                                 ============   ==========   ==========   ============

Total assets .............................       $ 27,781,851   $       --   $       --   $ 27,781,851
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $       --   $       --   $         --
                                                 ============   ==========   ==========   ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2002:

REVENUES:
Fee income:
   Variable annuity fees .................       $    295,509   $       --   $       --   $    295,509
   Universal life insurance fees .........             36,253           --           --         36,253
   Surrender charges .....................             32,507           --           --         32,507
   Other fees ............................              3,305           --           --          3,305
                                                 ------------   ----------   ----------   ------------
      Total fee income ...................            367,574           --           --        367,574

Investment income ........................            377,556           --           --        377,556
Net realized investment losses ...........            (65,811)          --           --        (65,811)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            679,319           --           --        679,319

BENEFITS AND EXPENSES:
Interest expense .........................            234,261           --           --        234,261
General and administrative expenses ......             79,287           --           --         79,287
Amortization of deferred acquisition costs            187,860           --           --        187,860
Annual commissions .......................             58,389           --           --         58,389
Claims on universal life contracts, net of
   reinsurance ...........................             15,716           --           --         15,716
Guaranteed minimum death benefits, net of
   reinsurance recoveries ................             67,492           --           --         67,492
                                                 ------------   ----------   ----------   ------------
Total benefits and expenses ..............            643,005           --           --        643,005
                                                 ------------   ----------   ----------   ------------
Pretax income before cumulative effect of
   accounting change .....................       $     36,314   $       --   $       --   $     36,314
                                                 ============   ==========   ==========   ============
Total assets .............................       $ 23,538,832   $       --   $       --   $ 23,538,832
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $       --   $       --            $--
                                                 ============   ==========   ==========   ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2001:

REVENUES:
Fee income:
    Variable annuity fees ................       $    337,384   $   11,499   $       --   $    348,883
    Net retained commissions .............                 --        2,210       45,362         47,572
    Asset management fees ................                 --       63,529           --         63,529
    Universal life insurance fees ........             36,475           --           --         36,475
    Surrender charges ....................             24,911           --           --         24,911
    Other fees ...........................              3,626        9,350        1,575         14,551
                                                 ------------   ----------   ----------   ------------
Total fee income .........................            402,396       86,588       46,937        535,921

Investment income ........................            358,710       14,988          570        374,268
Net realized investment losses ...........            (59,784)     (32,927)          --        (92,711)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            701,322       68,649       47,507        817,478

BENEFITS AND EXPENSES:
Interest expense .........................            240,499        4,115          360        244,974
General and administrative expenses ......             80,026       27,430       29,486        136,942
Amortization of deferred acquisition costs            144,273       76,043           --        220,316
Annual commissions .......................             58,278           --           --         58,278
Claims on universal life contracts, net of
   reinsurance ...........................             17,566           --           --         17,566
Guaranteed minimum death benefits, net of
   reinsurance recoveries ................             17,839           --           --         17,839
                                                 ------------   ----------   ----------   ------------
Total benefits and Expenses ..............            558,481      107,588       29,846        695,915

Pretax income before cumulative effect of
   accounting change .....................       $    142,841   $  (38,939)  $   17,661   $    121,563
                                                 ============   ==========   ==========   ============
Total assets .............................       $ 26,207,279   $  659,876   $   72,950   $ 26,940,105
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $      614   $      608   $      1,222
                                                 ============   ==========   ==========   ============

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                 ANNUAL REPORT
                                 APRIL 30, 2004

                                    CONTENTS

Report of Independent Registered Public Accounting Firm .........     1
Statement of Assets and Liabilities .............................     2
Schedule of Portfolio Investments ...............................     8
Statement of Operations .........................................     9
Statement of Changes in Net Assets ..............................    15
Notes to Financial Statements ...................................    27

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Five

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at April 30, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP
Los Angeles, California
June 24, 2004

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2004

                                                                    Moderate       Balanced     Conservative
                                                      Growth         Growth         Growth         Growth
                                                     Strategy       Strategy       Strategy       Strategy
                                                     (Class 1)      (Class 1)      (Class 1)      (Class 1)
                                                   ------------   ------------   ------------   ------------
Assets:
    Investments in Seasons Series Trust,
       at net asset value                          $116,291,111   $125,160,639   $ 97,222,088   $ 72,807,120

Liabilities                                                   0              0              0              0
                                                   ------------   ------------   ------------   ------------

                                                   $116,291,111   $125,160,639   $ 97,222,088   $ 72,807,120
                                                   ============   ============   ============   ============

Net assets:

    Accumulation units                             $115,831,088   $124,611,466   $ 96,922,871   $ 71,882,013

    Contracts in payout (annuitization) period          460,023        549,173        299,217        925,107
                                                   ------------   ------------   ------------   ------------

           Total net assets                        $116,291,111   $125,160,639   $ 97,222,088   $ 72,807,120
                                                   ============   ============   ============   ============

Accumulation units outstanding                        7,772,716      8,455,950      6,719,426      5,093,757
                                                   ============   ============   ============   ============

Contracts with total expenses of 1.40%:
    Net Assets                                     $113,601,884   $122,613,597   $ 94,880,911   $ 71,151,725
    Accumulation units outstanding                    7,591,901      8,282,850      6,556,652      4,977,245
    Unit value of accumulation units               $      14.96   $      14.80   $      14.47   $      14.30

Contracts with total expenses of 1.52%:
    Net Assets                                     $  2,689,227   $  2,547,042   $  2,341,177   $  1,655,395
    Accumulation units outstanding                      180,815        173,100        162,774        116,512
    Unit value of accumulation units               $      14.87   $      14.71   $      14.38   $      14.21

Contracts with total expenses of 1.55%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.65%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.70%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.95%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

                                                     Large Cap      Large Cap      Large Cap       Mid Cap
                                                      Growth        Composite        Value          Growth
                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                     (Class 1)      (Class 1)      (Class 1)      (Class 1)
                                                   ------------   ------------   ------------   ------------
Assets:
    Investments in Seasons Series Trust,
       at net asset value                          $ 14,801,993   $  4,898,313   $ 13,848,855   $ 14,699,391

Liabilities                                                   0              0              0              0
                                                   ------------   ------------   ------------   ------------

                                                   $ 14,801,993   $  4,898,313   $ 13,848,855   $ 14,699,391
                                                   ============   ============   ============   ============

Net assets:

    Accumulation units                             $ 14,798,506   $  4,875,632   $ 13,822,892   $ 14,688,952

    Contracts in payout (annuitization) period            3,487         22,681         25,963         10,439
                                                   ------------   ------------   ------------   ------------

           Total net assets                        $ 14,801,993   $  4,898,313   $ 13,848,855   $ 14,699,391
                                                   ============   ============   ============   ============

Accumulation units outstanding                        1,832,151        554,166      1,184,464      1,069,700
                                                   ============   ============   ============   ============

Contracts with total expenses of 1.40%:
    Net Assets                                     $ 13,729,338   $  4,785,431   $ 13,332,348   $ 13,793,691
    Accumulation units outstanding                    1,685,980        540,273      1,138,283        998,138
    Unit value of accumulation units               $       8.14   $       8.86   $      11.71   $      13.82

Contracts with total expenses of 1.52%:
    Net Assets                                     $  1,072,655   $    112,882   $    516,507   $    905,700
    Accumulation units outstanding                      146,171         13,893         46,181         71,562
    Unit value of accumulation units               $       7.34   $       8.13   $      11.18   $      12.66

Contracts with total expenses of 1.55%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.65%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.70%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.95%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2004
                                   (Continued)

                                                      Mid Cap                    International   Diversified
                                                       Value        Small Cap       Equity      Fixed Income
                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                     (Class 1)      (Class 1)      (Class 1)      (Class 1)
                                                   ------------   ------------   ------------   ------------
Assets:
    Investments in Seasons Series Trust,
       at net asset value                          $ 13,592,602   $ 10,920,489   $  7,843,631   $ 12,385,587

Liabilities                                                   0              0              0              0
                                                   ------------   ------------   ------------   ------------

                                                   $ 13,592,602   $ 10,920,489   $  7,843,631   $ 12,385,587
                                                   ============   ============   ============   ============

Net assets:

    Accumulation units                             $ 13,517,737   $ 10,909,039   $  7,838,165   $ 12,290,136

    Contracts in payout (annuitization) period           74,865         11,450          5,466         95,451
                                                   ------------   ------------   ------------   ------------

           Total net assets                        $ 13,592,602   $ 10,920,489   $  7,843,631   $ 12,385,587
                                                   ============   ============   ============   ============

Accumulation units outstanding                          784,173      1,048,562      1,000,273      1,056,123
                                                   ============   ============   ============   ============

Contracts with total expenses of 1.40%:
    Net Assets                                     $ 13,027,361   $ 10,304,535   $  7,558,739   $ 11,738,915
    Accumulation units outstanding                      750,965        987,030        961,285      1,000,019
    Unit value of accumulation units               $      17.35   $      10.44   $       7.86   $      11.74

Contracts with total expenses of 1.52%:
    Net Assets                                     $    565,241   $    615,954   $    284,892   $    646,672
    Accumulation units outstanding                       33,208         61,532         38,988         56,104
    Unit value of accumulation units               $      17.02   $      10.01   $       7.31   $      11.53

Contracts with total expenses of 1.55%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.65%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.70%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.95%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

                                                       Cash           Focus                       Moderate
                                                    Management       Growth         Growth         Growth
                                                    Portfolio       Portfolio      Strategy       Strategy
                                                    (Class 1)       (Class 1)      (Class 2)      (Class 2)
                                                   ------------   ------------   ------------   ------------
Assets:
    Investments in Seasons Series Trust,
       at net asset value                          $  3,235,873   $  7,873,424   $157,034,208   $292,196,592

Liabilities                                                   0              0              0              0
                                                   ------------   ------------   ------------   ------------

                                                   $  3,235,873   $  7,873,424   $157,034,208   $292,196,592
                                                   ============   ============   ============   ============

Net assets:

    Accumulation units                             $  3,233,111   $  7,849,802   $157,034,208   $292,196,592

    Contracts in payout (annuitization) period            2,762         23,622              0              0
                                                   ------------   ------------   ------------   ------------

           Total net assets                        $  3,235,873   $  7,873,424   $157,034,208   $292,196,592
                                                   ============   ============   ============   ============

Accumulation units outstanding                          303,221      1,101,057     10,609,338     19,965,290
                                                   ============   ============   ============   ============

Contracts with total expenses of 1.40%:
    Net Assets                                     $  3,174,675   $  7,535,390   $ 45,538,966   $ 90,238,706
    Accumulation units outstanding                      297,445      1,050,831      3,060,846      6,129,318
    Unit value of accumulation units               $      10.67   $       7.17   $      14.88   $      14.72

Contracts with total expenses of 1.52%:
    Net Assets                                     $     61,198   $    338,034   $          -   $          -
    Accumulation units outstanding                        5,776         50,226              -              -
    Unit value of accumulation units               $      10.60   $       6.73   $          -   $          -

Contracts with total expenses of 1.55%:
    Net Assets                                     $          -   $          -   $  9,645,726   $ 15,092,938
    Accumulation units outstanding                            -              -        644,613      1,028,643
    Unit value of accumulation units               $          -   $          -   $      14.96   $      14.67

Contracts with total expenses of 1.65%:
    Net Assets                                     $          -   $          -   $ 96,375,463   $173,863,663
    Accumulation units outstanding                            -              -      6,534,800     11,913,631
    Unit value of accumulation units               $          -   $          -   $      14.75   $      14.59

Contracts with total expenses of 1.70%:
    Net Assets                                     $          -   $          -   $    959,214   $  4,769,663
    Accumulation units outstanding                            -              -         64,344        326,866
    Unit value of accumulation units               $          -   $          -   $      14.91   $      14.59

Contracts with total expenses of 1.95%:
    Net Assets                                     $          -   $          -   $  4,514,839   $  8,231,622
    Accumulation units outstanding                            -              -        304,735        566,832
    Unit value of accumulation units               $          -   $          -   $      14.82   $      14.52

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2004
                                   (Continued)

                                                     Balanced     Conservative     Large Cap      Large Cap
                                                      Growth         Growth         Growth        Composite
                                                     Strategy       Strategy       Portfolio      Portfolio
                                                     (Class 2)      (Class 2)      (Class 2)      (Class 2)
                                                   ------------   ------------   ------------   ------------
Assets:
    Investments in Seasons Series Trust,
       at net asset value                          $268,615,260   $192,367,449   $ 72,131,748   $ 27,564,090

Liabilities                                                   0              0              0              0
                                                   ------------   ------------   ------------   ------------

                                                   $268,615,260   $192,367,449   $ 72,131,748   $ 27,564,090
                                                   ============   ============   ============   ============
Net assets:

    Accumulation units                             $268,615,260   $192,367,449   $ 72,131,748   $ 27,564,090

    Contracts in payout (annuitization) period                0              0              0              0
                                                   ------------   ------------   ------------   ------------

          Total net assets                         $268,615,260   $192,367,449   $ 72,131,748   $ 27,564,090
                                                   ============   ============   ============   ============

Accumulation units outstanding                       18,767,867     13,601,996      8,958,148      3,143,934
                                                   ============   ============   ============   ============

Contracts with total expenses of 1.40%:
    Net Assets                                     $ 96,562,825   $ 66,370,539   $ 20,302,169   $  9,933,517
    Accumulation units outstanding                    6,710,604      4,669,333      2,506,282      1,127,043
    Unit value of accumulation units               $      14.39   $      14.21   $       8.10   $       8.81

Contracts with total expenses of 1.52%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.55%:
    Net Assets                                     $ 13,053,390   $  8,875,615   $  3,329,887   $  1,119,401
    Accumulation units outstanding                      910,818        620,786        411,518        127,075
    Unit value of accumulation units               $      14.33   $      14.30   $       8.09   $       8.81

Contracts with total expenses of 1.65%:
    Net Assets                                     $149,245,021   $108,820,448   $ 46,555,434   $ 15,824,913
    Accumulation units outstanding                   10,462,140      7,727,403      5,798,700      1,811,476
    Unit value of accumulation units               $      14.27   $      14.08   $       8.03   $       8.74

Contracts with total expenses of 1.70%:
    Net Assets                                     $  5,815,142   $  4,278,807   $  1,128,646   $    344,097
    Accumulation units outstanding                      407,584        300,618        139,820         39,188
    Unit value of accumulation units               $      14.27   $      14.23   $       8.07   $       8.78

Contracts with total expenses of 1.95%:
    Net Assets                                     $  3,938,882   $  4,022,040   $    815,612   $    342,162
    Accumulation units outstanding                      276,721        283,856        101,828         39,152
    Unit value of accumulation units               $      14.23   $      14.17   $       8.01   $       8.74

                                                     Large Cap       Mid Cap        Mid Cap
                                                       Value         Growth          Value        Small Cap
                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                     (Class 2)      (Class 2)      (Class 2)      (Class 2)
                                                   ------------   ------------   ------------   ------------
Assets:
    Investments in Seasons Series Trust,
       at net asset value                          $ 91,234,932   $ 70,053,839   $ 82,845,283   $ 61,539,737

Liabilities                                                   0              0              0              0
                                                   ------------   ------------   ------------   ------------

                                                   $ 91,234,932   $ 70,053,839   $ 82,845,283   $ 61,539,737
                                                   ============   ============   ============   ============
Net assets:

    Accumulation units                             $ 91,234,932   $ 70,053,839   $ 82,845,283   $ 61,539,737

    Contracts in payout (annuitization) period                0              0              0              0
                                                   ------------   ------------   ------------   ------------

          Total net assets                         $ 91,234,932   $ 70,053,839   $ 82,845,283   $ 61,539,737
                                                   ============   ============   ============   ============

Accumulation units outstanding                        7,891,730      5,124,765      4,849,209      5,957,810
                                                   ============   ============   ============   ============

Contracts with total expenses of 1.40%:
    Net Assets                                     $ 26,183,520   $ 19,116,982   $ 23,520,586   $ 17,988,411
    Accumulation units outstanding                    2,247,061      1,390,558      1,362,730      1,731,813
    Unit value of accumulation units               $      11.65   $      13.75   $      17.26   $      10.39

Contracts with total expenses of 1.52%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.55%:
    Net Assets                                     $  4,817,511   $  3,398,270   $  3,351,494   $  2,967,613
    Accumulation units outstanding                      424,460        246,667        206,069        285,099
    Unit value of accumulation units               $      11.35   $      13.78   $      16.26   $      10.41

Contracts with total expenses of 1.65%:
    Net Assets                                     $ 57,882,649   $ 44,934,811   $ 53,522,437   $ 38,120,214
    Accumulation units outstanding                    5,011,546      3,297,418      3,128,628      3,702,649
    Unit value of accumulation units               $      11.55   $      13.63   $      17.11   $      10.30

Contracts with total expenses of 1.70%:
    Net Assets                                     $  1,229,604   $  1,402,740   $  1,140,151   $  1,309,509
    Accumulation units outstanding                      108,706        102,220         70,357        126,171
    Unit value of accumulation units               $      11.31   $      13.72   $      16.21   $      10.38

Contracts with total expenses of 1.95%:
    Net Assets                                     $  1,121,648   $  1,201,036   $  1,310,615   $  1,153,990
    Accumulation units outstanding                       99,957         87,902         81,425        112,078
    Unit value of accumulation units               $      11.22   $      13.66   $      16.10   $      10.30

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2004
                                   (Continued)

                                                   International  Diversified        Cash          Focus
                                                      Equity      Fixed Income    Management       Growth
                                                     Portfolio     Portfolio       Portfolio     Portfolio
                                                     (Class 2)     (Class 2)       (Class 2)     (Class 2)
                                                   ------------   ------------   ------------   ------------
Assets:
    Investments in Seasons Series Trust,
       at net asset value                          $ 59,260,099   $129,845,199   $ 49,137,559   $ 66,439,046

Liabilities                                                   0              0              0              0
                                                   ------------   ------------   ------------   ------------

                                                   $ 59,260,099   $129,845,199   $ 49,137,559   $ 66,439,046
                                                   ============   ============   ============   ============
Net assets:

    Accumulation units                             $ 59,260,099   $129,845,199   $ 49,137,559   $ 66,439,046

    Contracts in payout (annuitization) period                0              0              0              0
                                                   ------------   ------------   ------------   ------------

           Total net assets                        $ 59,260,099   $129,845,199   $ 49,137,559   $ 66,439,046
                                                   ============   ============   ============   ============

Accumulation units outstanding                        7,613,301     11,202,717      4,648,052      9,361,514
                                                   ============   ============   ============   ============

Contracts with total expenses of 1.40%:
    Net Assets                                     $ 19,933,570   $ 42,999,195   $ 22,043,504   $ 23,907,897
    Accumulation units outstanding                    2,550,023      3,681,335      2,075,670      3,351,278
    Unit value of accumulation units               $       7.82   $      11.68   $      10.62   $       7.13

Contracts with total expenses of 1.52%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.55%:
    Net Assets                                     $  4,434,308   $  6,972,234   $  2,272,628   $  2,816,479
    Accumulation units outstanding                      568,336        613,423        214,224        394,736
    Unit value of accumulation units               $       7.80   $      11.37   $      10.61   $       7.14

Contracts with total expenses of 1.65%:
    Net Assets                                     $ 33,293,998   $ 75,954,559   $ 23,111,797   $ 37,442,964
    Accumulation units outstanding                    4,289,296      6,560,826      2,195,684      5,295,017
    Unit value of accumulation units               $       7.76   $      11.58   $      10.53   $       7.07

Contracts with total expenses of 1.70%:
    Net Assets                                     $    859,210   $  1,759,989   $    707,493   $  1,321,298
    Accumulation units outstanding                      110,449        155,162         67,028        185,821
    Unit value of accumulation units               $       7.78   $      11.34   $      10.56   $       7.11

Contracts with total expenses of 1.95%:
    Net Assets                                     $    739,013   $  2,159,222   $  1,002,137   $    950,408
    Accumulation units outstanding                       95,197        191,971         95,446        134,662
    Unit value of accumulation units               $       7.76   $      11.25   $      10.50   $       7.06

                                                   Focus Growth      Focus          Focus
                                                    and Income       Value          TechNet        Growth
                                                    Portfolio      Portfolio       Portfolio      Strategy
                                                    (Class 2)      (Class 2)       (Class 2)      (Class 3)
                                                   ------------   ------------   ------------   ------------
Assets:
    Investments in Seasons Series Trust,
       at net asset value                          $ 49,667,898   $ 47,700,345   $ 28,955,179   $ 10,671,640

Liabilities                                                   0              0              0              0
                                                   ------------   ------------   ------------   ------------

                                                   $ 49,667,898   $ 47,700,345   $ 28,955,179   $ 10,671,640
                                                   ============   ============   ============   ============
Net assets:

    Accumulation units                             $ 49,667,898   $ 47,700,345   $ 28,955,179   $ 10,671,640

    Contracts in payout (annuitization) period                0              0              0              0
                                                   ------------   ------------   ------------   ------------

           Total net assets                        $ 49,667,898   $ 47,700,345   $ 28,955,179   $ 10,671,640
                                                   ============   ============   ============   ============

Accumulation units outstanding                        5,668,168      3,898,970      6,441,127        720,543
                                                   ============   ============   ============   ============

Contracts with total expenses of 1.40%:
    Net Assets                                     $ 16,209,672   $ 20,056,999   $ 11,754,630   $  4,246,621
    Accumulation units outstanding                    1,792,332      1,632,981      2,737,043        285,421
    Unit value of accumulation units               $       9.04   $      12.28   $       4.29   $      14.88

Contracts with total expenses of 1.52%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.55%:
    Net Assets                                     $  2,600,673   $  2,178,972   $    906,080   $    402,367
    Accumulation units outstanding                      288,051        178,808        211,211         26,908
    Unit value of accumulation units               $       9.03   $      12.19   $       4.29   $      14.95

Contracts with total expenses of 1.65%:
    Net Assets                                     $ 29,163,230   $ 22,784,119   $ 14,419,176   $  5,488,890
    Accumulation units outstanding                    3,398,662      1,866,772      3,053,213        371,858
    Unit value of accumulation units               $       8.58   $      12.21   $       4.72   $      14.76

Contracts with total expenses of 1.70%:
    Net Assets                                     $    940,071   $  1,389,544   $  1,333,924   $    225,076
    Accumulation units outstanding                      104,591        113,299        312,069         15,088
    Unit value of accumulation units               $       8.99   $      12.26   $       4.27   $      14.92

Contracts with total expenses of 1.95%:
    Net Assets                                     $    754,252   $  1,290,711   $    541,369   $    308,686
    Accumulation units outstanding                       84,532        107,110        127,591         21,268
    Unit value of accumulation units               $       8.92   $      12.05   $       4.24   $      14.51

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2004
                                   (Continued)

                                                     Moderate       Balanced     Conservative     Large Cap
                                                      Growth         Growth         Growth         Growth
                                                     Strategy        Strategy      Strategy       Portfolio
                                                    (Class 3)       (Class 3)      (Class 3)      (Class 3)
                                                   ------------   ------------   ------------   ------------
Assets:
    Investments in Seasons Series Trust,
       at net asset value                          $ 25,167,840   $ 23,311,741   $ 16,435,218   $  7,147,072

Liabilities                                                   0              0              0              0
                                                   ------------   ------------   ------------   ------------

                                                   $ 25,167,840   $ 23,311,741   $ 16,435,218   $  7,147,072
                                                   ============   ============   ============   ============

Net assets:

    Accumulation units                             $ 25,167,840   $ 23,311,741   $ 16,435,218   $  7,147,072

    Contracts in payout (annuitization) period                0              0              0              0
                                                   ------------   ------------   ------------   ------------

            Total net assets                       $ 25,167,840   $ 23,311,741   $ 16,435,218   $  7,147,072
                                                   ============   ============   ============   ============

Accumulation units outstanding                        1,716,904      1,634,224      1,159,282        885,941
                                                   ============   ============   ============   ============

Contracts with total expenses of 1.40%:
    Net Assets                                     $ 12,204,393   $  6,652,840   $  5,964,776   $  3,247,930
    Accumulation units outstanding                      828,761        462,446        419,883        400,808
    Unit value of accumulation units               $      14.73   $      14.39   $      14.21   $       8.10

Contracts with total expenses of 1.52%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.55%:
    Net Assets                                     $    942,075   $  2,001,231   $  3,485,134   $    439,099
    Accumulation units outstanding                       64,203        139,718        243,545         54,280
    Unit value of accumulation units               $      14.67   $      14.32   $      14.31   $       8.09

Contracts with total expenses of 1.65%:
    Net Assets                                     $ 10,991,866   $  8,347,568   $  5,274,281   $  2,876,401
    Accumulation units outstanding                      753,081        585,637        374,265        358,172
    Unit value of accumulation units               $      14.60   $      14.25   $      14.09   $       8.03

Contracts with total expenses of 1.70%:
    Net Assets                                     $    717,564   $  1,577,597   $    710,036   $    376,343
    Accumulation units outstanding                       49,103        110,509         49,794         46,611
    Unit value of accumulation units               $      14.61   $      14.28   $      14.26   $       8.07

Contracts with total expenses of 1.95%:
    Net Assets                                     $    311,942   $  4,732,505   $  1,000,991   $    207,299
    Accumulation units outstanding                       21,756        335,914         71,795         26,070
    Unit value of accumulation units               $      14.34   $      14.09   $      13.94   $       7.95

                                                     Large Cap      Large Cap       Mid Cap        Mid Cap
                                                     Composite        Value         Growth          Value
                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                     (Class 3)      (Class 3)      (Class 3)      (Class 3)
                                                   ------------   ------------   ------------   ------------
Assets:
    Investments in Seasons Series Trust,
       at net asset value                          $  2,612,628   $  7,114,625   $  7,442,389   $  6,773,706

Liabilities                                                   0              0              0              0
                                                   ------------   ------------   ------------   ------------

                                                   $  2,612,628   $  7,114,625   $  7,442,389   $  6,773,706
                                                   ============   ============   ============   ============

Net assets:

    Accumulation units                             $  2,612,628   $  7,114,625   $  7,442,389   $  6,773,706

    Contracts in payout (annuitization) period                0              0              0              0
                                                   ------------   ------------   ------------   ------------

            Total net assets                       $  2,612,628   $  7,114,625   $  7,442,389   $  6,773,706
                                                   ============   ============   ============   ============

Accumulation units outstanding                          297,454        616,248        543,723        398,183
                                                   ============   ============   ============   ============

Contracts with total expenses of 1.40%:
    Net Assets                                     $  1,393,691   $  2,943,483   $  3,264,736   $  3,190,166
    Accumulation units outstanding                      158,128        252,748        237,496        184,956
    Unit value of accumulation units               $       8.81   $      11.65   $      13.75   $      17.25

Contracts with total expenses of 1.52%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.55%:
    Net Assets                                     $    267,045   $    461,857   $    480,119   $    555,501
    Accumulation units outstanding                       30,328         40,668         34,881         34,190
    Unit value of accumulation units               $       8.81   $      11.36   $      13.76   $      16.25

Contracts with total expenses of 1.65%:
    Net Assets                                     $    680,388   $  2,994,406   $  3,077,715   $  2,510,110
    Accumulation units outstanding                       77,875        259,273        225,936        146,795
    Unit value of accumulation units               $       8.74   $      11.55   $      13.62   $      17.10

Contracts with total expenses of 1.70%:
    Net Assets                                     $    194,623   $    454,641   $    451,335   $    355,820
    Accumulation units outstanding                       22,160         40,261         32,953         22,044
    Unit value of accumulation units               $       8.78   $      11.29   $      13.70   $      16.14

Contracts with total expenses of 1.95%:
    Net Assets                                     $     76,881   $    260,238   $    168,484   $    162,109
    Accumulation units outstanding                        8,963         23,298         12,457         10,198
    Unit value of accumulation units               $       8.58   $      11.17   $      13.53   $      15.90

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2004
                                   (Continued)

                                                                  International   Diversified       Cash
                                                     Small Cap       Equity      Fixed Income    Management
                                                     Portfolio      Portfolio      Portfolio     Portfolio
                                                     (Class 3)      (Class 3)      (Class 3)     (Class 3)
                                                   ------------   ------------   ------------   ------------
Assets:
    Investments in Seasons Series Trust,
       at net asset value                          $  7,010,238   $  5,629,172   $  9,739,997   $  6,541,352

Liabilities                                                   0              0              0              0
                                                   ------------   ------------   ------------   ------------

                                                   $  7,010,238   $  5,629,172   $  9,739,997   $  6,541,352
                                                   ============   ============   ============   ============

Net assets:

    Accumulation units                             $  7,010,238   $  5,629,172   $  9,739,997   $  6,541,352

    Contracts in payout (annuitization) period                0              0              0              0
                                                   ------------   ------------   ------------   ------------

             Total net assets                      $  7,010,238   $  5,629,172   $  9,739,997   $  6,541,352
                                                   ============   ============   ============   ============

Accumulation units outstanding                          677,642        722,860        845,644        618,067
                                                   ============   ============   ============   ============

Contracts with total expenses of 1.40%:
    Net Assets                                     $  3,429,731   $  2,712,430   $  3,774,624   $  3,589,895
    Accumulation units outstanding                      330,267        347,046        323,059        338,224
    Unit value of accumulation units               $      10.38   $       7.82   $      11.68   $      10.61

Contracts with total expenses of 1.52%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.55%:
    Net Assets                                     $    422,971   $    375,856   $  2,889,886   $  1,612,809
    Accumulation units outstanding                       40,655         48,382        254,913        152,762
    Unit value of accumulation units               $      10.40   $       7.77   $      11.34   $      10.56

Contracts with total expenses of 1.65%:
    Net Assets                                     $  2,605,931   $  2,110,293   $  2,184,544   $    928,498
    Accumulation units outstanding                      253,156        271,956        188,746         88,229
    Unit value of accumulation units               $      10.29   $       7.76   $      11.57   $      10.52

Contracts with total expenses of 1.70%:
    Net Assets                                     $    392,965   $    326,071   $    246,867   $    296,513
    Accumulation units outstanding                       37,989         41,858         21,821         28,054
    Unit value of accumulation units               $      10.34   $       7.79   $      11.31   $      10.57

Contracts with total expenses of 1.95%:
    Net Assets                                     $    158,640   $    104,522   $    644,076   $    113,637
    Accumulation units outstanding                       15,575         13,618         57,105         10,798
    Unit value of accumulation units               $      10.19   $       7.68   $      11.28   $      10.52

                                                      Focus       Focus Growth      Focus           Focus
                                                     Growth        and Income       Value          TechNet
                                                    Portfolio      Portfolio      Portfolio       Portfolio
                                                    (Class 3)      (Class 3)      (Class 3)       (Class 3)
                                                   ------------   ------------   ------------   ------------
Assets:
    Investments in Seasons Series Trust,
       at net asset value                          $  8,510,091   $  9,056,300   $  5,497,137   $  4,580,878

Liabilities                                                   0              0              0              0
                                                   ------------   ------------   ------------   ------------

                                                   $  8,510,091   $  9,056,300   $  5,497,137   $  4,580,878
                                                   ============   ============   ============   ============

Net assets:

    Accumulation units                             $  8,510,091   $  9,056,300   $  5,497,137   $  4,580,878

    Contracts in payout (annuitization) period                0              0              0              0
                                                   ------------   ------------   ------------   ------------

             Total net assets                      $  8,510,091   $  9,056,300   $  5,497,137   $  4,580,878
                                                   ============   ============   ============   ============

Accumulation units outstanding                        1,197,522      1,023,866        449,774      1,038,166
                                                   ============   ============   ============   ============

Contracts with total expenses of 1.40%:
    Net Assets                                     $  4,553,963   $  3,544,356   $  2,625,674   $  2,670,934
    Accumulation units outstanding                      638,434        391,752        213,874        621,962
    Unit value of accumulation units               $       7.13   $       9.05   $      12.28   $       4.29

Contracts with total expenses of 1.52%:
    Net Assets                                     $          -   $          -   $          -   $          -
    Accumulation units outstanding                            -              -              -              -
    Unit value of accumulation units               $          -   $          -   $          -   $          -

Contracts with total expenses of 1.55%:
    Net Assets                                     $    483,944   $    746,137   $    582,685   $    278,925
    Accumulation units outstanding                       67,762         82,642         47,852         65,021
    Unit value of accumulation units               $       7.14   $       9.03   $      12.18   $       4.29

Contracts with total expenses of 1.65%:
    Net Assets                                     $  3,166,333   $  3,481,163   $  2,083,238   $  1,388,201
    Accumulation units outstanding                      447,673        405,658        170,927        293,811
    Unit value of accumulation units               $       7.07   $       8.58   $      12.19   $       4.72

Contracts with total expenses of 1.70%:
    Net Assets                                     $    139,650   $    893,872   $    108,545   $    201,540
    Accumulation units outstanding                       19,641         99,425          8,971         47,523
    Unit value of accumulation units               $       7.11   $       8.99   $      12.10   $       4.24

Contracts with total expenses of 1.95%:
    Net Assets                                     $    166,201   $    390,772   $     96,995   $     41,278
    Accumulation units outstanding                       24,012         44,389          8,150          9,849
    Unit value of accumulation units               $       6.92   $       8.80   $      11.90   $       4.19

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2004

                                                                              Net Asset Value    Net Asset
                        Variable Accounts                           Shares       Per Share         Value          Cost
----------------------------------------------------------------  ----------  ---------------  -------------  -------------
SEASONS SERIES TRUST:
    Growth Strategy (Class 1):
        Multi-Managed Growth Portfolio (Class 1)                   5,423,318  $         10.68  $  57,919,160  $  78,799,411
        Asset Allocation: Diversified Growth Portfolio (Class 1)   2,762,618            10.57     29,208,840     33,901,766
        Stock Portfolio (Class 1)                                  2,013,063            14.49     29,163,111     31,737,348
                                                                                               -------------  -------------
                                                                                                 116,291,111    144,438,525
                                                                                               -------------  -------------
    Moderate Growth Strategy (Class 1):
        Multi-Managed Moderate Growth Portfolio (Class 1)          6,104,342            11.21     68,440,964     82,650,826
        Asset Allocation: Diversified Growth Portfolio (Class 1)   2,982,440            10.57     31,532,992     35,690,842
        Stock Portfolio (Class 1)                                  1,738,579            14.49     25,186,683     25,940,712
                                                                                               -------------  -------------
                                                                                                 125,160,639    144,282,380
                                                                                               -------------  -------------
    Balanced Growth Strategy (Class 1):
        Multi-Managed Income/Equity Portfolio (Class 1)            4,616,501            11.50     53,099,785     56,183,273
        Asset Allocation: Diversified Growth Portfolio (Class 1)   2,320,039            10.57     24,529,502     26,083,185
        Stock Portfolio (Class 1)                                  1,352,446            14.49     19,592,801     18,966,367
                                                                                               -------------  -------------
                                                                                                  97,222,088    101,232,825
                                                                                               -------------  -------------
    Conservative Growth Strategy (Class 1):
        Multi-Managed Income Portfolio (Class 1)                   3,678,137            11.77     43,298,794     42,737,590
        Asset Allocation: Diversified Growth Portfolio (Class 1)   1,745,331            10.57     18,453,186     18,350,295
        Stock Portfolio (Class 1)                                    763,111            14.49     11,055,140     10,114,665
                                                                                               -------------  -------------
                                                                                                  72,807,120     71,202,550
                                                                                               -------------  -------------

    Large Cap Growth Portfolio (Class 1)                           1,904,495             7.77     14,801,993     20,583,195
    Large Cap Composite Portfolio (Class 1)                          552,579             8.86      4,898,313      5,626,343
    Large Cap Value Portfolio (Class 1)                            1,309,925            10.57     13,848,855     13,621,968
    Mid Cap Growth Portfolio (Class 1)                             1,301,878            11.29     14,699,391     16,454,776
    Mid Cap Value Portfolio (Class 1)                                909,372            14.95     13,592,602     11,227,650
    Small Cap Portfolio (Class 1)                                  1,287,954             8.48     10,920,489     12,431,011
    International Equity Portfolio (Class 1)                       1,039,031             7.55      7,843,631     10,006,149
    Diversified Fixed Income Portfolio (Class 1)                   1,163,420            10.65     12,385,587     11,854,306
    Cash Management Portfolio (Class 1)                              299,940            10.79      3,235,873      3,241,544
    Focus Growth Portfolio (Class 1)                               1,024,235             7.69      7,873,424      7,897,693

    Growth Strategy (Class 2):
        Multi-Managed Growth Portfolio (Class 2)                   7,336,301            10.66     78,212,788     79,289,389
        Asset Allocation: Diversified Growth Portfolio (Class 2)   3,736,544            10.56     39,446,239     39,660,737
        Stock Portfolio (Class 2)                                  2,730,984            14.42     39,375,181     38,512,250
                                                                                               -------------  -------------
                                                                                                 157,034,208    157,462,376
                                                                                               -------------  -------------
    Moderate Growth Strategy (Class 2):
        Multi-Managed Moderate Growth Portfolio (Class 2)         14,281,938            11.19    159,786,352    160,548,191
        Asset Allocation: Diversified Growth Portfolio (Class 2)   6,973,275            10.56     73,616,005     73,094,581
        Stock Portfolio (Class 2)                                  4,077,851            14.42     58,794,235     56,458,559
                                                                                               -------------  -------------
                                                                                                 292,196,592    290,101,331
                                                                                               -------------  -------------
    Balanced Growth Strategy (Class 2):
        Multi-Managed Income/Equity Portfolio (Class 2)           12,781,467            11.48    146,734,347    145,378,275
        Asset Allocation: Diversified Growth Portfolio (Class 2)   6,418,742            10.56     67,761,873     65,598,111
        Stock Portfolio (Class 2)                                  3,753,590            14.42     54,119,040     50,428,239
                                                                                               -------------  -------------
                                                                                                 268,615,260    261,404,625
                                                                                               -------------  -------------
    Conservative Growth Strategy (Class 2):
        Multi-Managed Income Portfolio (Class 2)                   9,737,765            11.75    114,419,927    114,334,143
        Asset Allocation: Diversified Growth Portfolio (Class 2)   4,617,526            10.56     48,746,649     46,549,638
        Stock Portfolio (Class 2)                                  2,025,315            14.42     29,200,873     26,563,497
                                                                                               -------------  -------------
                                                                                                 192,367,449    187,447,278
                                                                                               -------------  -------------

    Large Cap Growth Portfolio (Class 2)                           9,329,796             7.73     72,131,748     70,593,780
    Large Cap Composite Portfolio (Class 2)                        3,115,770             8.85     27,564,090     26,155,914
    Large Cap Value Portfolio (Class 2)                            8,646,367            10.55     91,234,932     85,628,885
    Mid Cap Growth Portfolio (Class 2)                             6,237,987            11.23     70,053,839     60,776,586
    Mid Cap Value Portfolio (Class 2)                              5,553,726            14.92     82,845,283     70,621,509
    Small Cap Portfolio (Class 2)                                  7,296,766             8.43     61,539,737     57,292,378
    International Equity Portfolio (Class 2)                       7,858,458             7.54     59,260,099     54,329,989
    Diversified Fixed Income Portfolio (Class 2)                  12,219,231            10.63    129,845,199    127,270,577
    Cash Management Portfolio (Class 2)                            4,562,727            10.77     49,137,559     49,302,276
    Focus Growth Portfolio (Class 2)                               8,688,545             7.65     66,439,046     59,330,929
    Focus Growth and Income Portfolio (Class 2)                    5,482,664             9.06     49,667,898     44,368,335
    Focus Value Portfolio (Class 2)                                3,777,613            12.63     47,700,345     40,915,356
    Focus TechNet Portfolio (Class 2)                              5,804,173             4.99     28,955,179     24,091,730

    Growth Strategy (Class 3):
        Multi-Managed Growth Portfolio (Class 3)                     499,295            10.65      5,316,881      5,439,448
        Asset Allocation: Diversified Growth Portfolio (Class 3)     254,505            10.54      2,683,657      2,740,588
        Stock Portfolio (Class 3)                                    185,543            14.40      2,671,102      2,745,373
                                                                                               -------------  -------------
                                                                                                  10,671,640     10,925,409
                                                                                               -------------  -------------
    Moderate Growth Strategy (Class 3):
        Multi-Managed Moderate Growth Portfolio (Class 3)          1,233,478            11.18     13,784,965     14,087,450
        Asset Allocation: Diversified Growth Portfolio (Class 3)     600,808            10.54      6,335,292      6,456,894
        Stock Portfolio (Class 3)                                    350,620            14.40      5,047,583      5,177,968
                                                                                               -------------  -------------
                                                                                                  25,167,840     25,722,312
                                                                                               -------------  -------------
    Balanced Growth Strategy (Class 3):
        Multi-Managed Income/Equity Portfolio (Class 3)            1,113,706            11.47     12,771,005     12,891,840
        Asset Allocation: Diversified Growth Portfolio (Class 3)     556,253            10.54      5,865,474      5,968,413
        Stock Portfolio (Class 3)                                    324,758            14.40      4,675,262      4,780,832
                                                                                               -------------  -------------
                                                                                                  23,311,741     23,641,085
                                                                                               -------------  -------------
    Conservative Growth Strategy (Class 3):
        Multi-Managed Income Portfolio (Class 3)                     835,852            11.74      9,811,355      9,965,124
        Asset Allocation: Diversified Growth Portfolio (Class 3)     393,141            10.54      4,145,526      4,245,616
        Stock Portfolio (Class 3)                                    172,153            14.40      2,478,337      2,544,258
                                                                                               -------------  -------------
                                                                                                  16,435,218     16,754,998
                                                                                               -------------  -------------

    Large Cap Growth Portfolio (Class 3)                             926,053             7.72      7,147,072      7,196,061
    Large Cap Composite Portfolio (Class 3)                          295,709             8.84      2,612,628      2,651,233
    Large Cap Value Portfolio (Class 3)                              674,943            10.54      7,114,625      7,179,551
    Mid Cap Growth Portfolio (Class 3)                               663,857            11.21      7,442,389      7,502,638
    Mid Cap Value Portfolio (Class 3)                                454,733            14.90      6,773,706      6,746,390
    Small Cap Portfolio (Class 3)                                    832,706             8.42      7,010,238      7,308,281
    International Equity Portfolio (Class 3)                         747,408             7.53      5,629,172      5,635,287
    Diversified Fixed Income Portfolio (Class 3)                     918,338            10.61      9,739,997      9,916,659
    Cash Management Portfolio (Class 3)                              608,060            10.76      6,541,352      6,546,162
    Focus Growth Portfolio (Class 3)                               1,114,542             7.64      8,510,091      8,714,939
    Focus Growth and Income Portfolio (Class 3)                    1,001,181             9.05      9,056,300      9,148,682
    Focus Value Portfolio (Class 3)                                  435,893            12.61      5,497,137      5,611,397
    Focus TechNet Portfolio (Class 3)                                919,231             4.98      4,580,878      4,550,431

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004

                                                                                      Moderate        Balanced        Conservative
                                                                       Growth          Growth          Growth           Growth
                                                                      Strategy        Strategy        Strategy         Strategy
                                                                      (Class 1)      (Class 1)        (Class 1)        (Class 1)
                                                                  ----------------------------------------------------------------
Investment income:
     Dividends                                                    $    946,430      $ 1,455,937      $ 1,525,200     $   1,485,016
                                                                  ----------------------------------------------------------------
         Total investment income                                       946,430        1,455,937        1,525,200         1,485,016
                                                                  ----------------------------------------------------------------

Expenses:
     Mortality and expense risk charge                              (1,479,765)      (1,596,318)      (1,257,916)         (947,117)
     Distribution expense charge                                      (177,174)        (191,190)        (150,612)         (113,411)
                                                                  ----------------------------------------------------------------
         Total expenses                                             (1,656,939)      (1,787,508)      (1,408,528)       (1,060,528)
                                                                  ----------------------------------------------------------------

Net investment income (loss)                                          (710,509)        (331,571)         116,672           424,488
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                      19,543,284       22,392,793       17,733,094        17,481,194
     Cost of shares sold                                           (24,823,514)     (26,615,678)     (19,462,094)      (18,376,887)
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions            (5,280,230)      (4,222,885)      (1,729,000)         (895,693)
Realized gain distributions                                                  0                0                0                 0
                                                                  ----------------------------------------------------------------

Net realized gains (losses)                                         (5,280,230)      (4,222,885)      (1,729,000)         (895,693)
                                                                  ----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                           (52,384,411)     (41,008,349)     (16,886,079)       (5,638,278)
     End of period                                                 (28,147,414)     (19,121,741)      (4,010,737)        1,604,570
                                                                  ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                   24,236,997       21,886,608       12,875,342         7,242,848
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets from operations                 $ 18,246,258     $ 17,332,152      $11,263,014     $   6,771,643
                                                                  ================================================================

                                                                   Large Cap         Large Cap        Large Cap           Mid Cap
                                                                    Growth           Composite          Value              Growth
                                                                   Portfolio         Portfolio        Portfolio          Portfolio
                                                                   (Class 1)         (Class 1)        (Class 1)          (Class 1)
                                                                  -----------------------------------------------------------------
Investment income:
     Dividends                                                    $         0       $     9,148       $  112,466         $        0
                                                                  -----------------------------------------------------------------
         Total investment income                                            0             9,148          112,466                  0
                                                                  -----------------------------------------------------------------

Expenses:
     Mortality and expense risk charge                               (178,897)          (59,809)        (165,463)          (180,594)
     Distribution expense charge                                      (21,307)           (7,159)         (19,784)           (21,546)
                                                                  -----------------------------------------------------------------
         Total expenses                                              (200,204)          (66,968)        (185,247)          (202,140)
                                                                  -----------------------------------------------------------------

Net investment income (loss)                                         (200,204)          (57,820)         (72,781)          (202,140)
                                                                  -----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                      3,503,693         1,619,803        2,565,464          3,849,687
     Cost of shares sold                                           (5,301,673)       (1,946,955)      (2,644,754)        (4,568,908)
                                                                  -----------------------------------------------------------------

Net realized gains (losses) from securities transactions           (1,797,980)         (327,152)         (79,290)          (719,221)
Realized gain distributions                                                 0                 0                0                  0
                                                                  -----------------------------------------------------------------

Net realized gains (losses)                                        (1,797,980)         (327,152)         (79,290)          (719,221)
                                                                  -----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                          (10,232,151)       (1,924,267)      (2,635,828)        (6,675,704)
     End of period                                                 (5,781,202)         (728,030)         226,887         (1,755,385)
                                                                  -----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                   4,450,949         1,196,237        2,862,715          4,920,319
                                                                  -----------------------------------------------------------------

Increase (decrease) in net assets from operations                 $ 2,452,765         $ 811,265      $ 2,710,644        $ 3,998,958
                                                                  =================================================================

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)

                                                                     Mid Cap                        International      Diversified
                                                                      Value          Small Cap          Equity        Fixed Income
                                                                    Portfolio        Portfolio        Portfolio         Portfolio
                                                                    (Class 1)        (Class 1)        (Class 1)         (Class 1)
                                                                  ----------------------------------------------------------------
Investment income:
     Dividends                                                    $     90,913      $         0      $    68,403     $     366,520
                                                                  ----------------------------------------------------------------
         Total investment income                                        90,913                0           68,403           366,520
                                                                  ----------------------------------------------------------------

Expenses:
     Mortality and expense risk charge                                (160,079)        (142,112)         (85,212)         (192,853)
     Distribution expense charge                                       (19,131)         (16,965)         (10,189)          (23,043)
                                                                  ----------------------------------------------------------------
         Total expenses                                               (179,210)        (159,077)         (95,401)         (215,896)
                                                                  ----------------------------------------------------------------

Net investment income (loss)                                           (88,297)        (159,077)         (26,998)          150,624
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                       3,996,295        6,317,679        1,774,453         8,462,702
     Cost of shares sold                                            (3,500,146)      (7,357,811)      (2,557,938)       (7,923,032)
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions               496,149       (1,040,132)        (783,485)          539,670
Realized gain distributions                                              9,510                0                0                 0
                                                                  ----------------------------------------------------------------

Net realized gains (losses)                                            505,659       (1,040,132)        (783,485)          539,670
                                                                  ----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                              (576,332)      (5,221,768)      (4,869,513)        1,269,413
     End of period                                                   2,364,952       (1,510,522)      (2,162,518)          531,281
                                                                  ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                    2,941,284        3,711,246        2,706,995          (738,132)
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets from operations                 $  3,358,646      $ 2,512,037      $ 1,896,512     $     (47,838)
                                                                  ================================================================

                                                                     Cash              Focus                              Moderate
                                                                   Management         Growth            Growth             Growth
                                                                   Portfolio         Portfolio         Strategy           Strategy
                                                                   (Class 1)         (Class 1)        (Class 2)          (Class 2)
                                                                  -----------------------------------------------------------------
Investment income:
     Dividends                                                    $    47,297       $         0       $  996,103        $ 2,800,266
                                                                  -----------------------------------------------------------------
         Total investment income                                       47,297                 0          996,103          2,800,266
                                                                  -----------------------------------------------------------------

Expenses:
     Mortality and expense risk charge                                (76,358)          (99,052)      (1,955,434)        (3,724,504)
     Distribution expense charge                                       (9,141)          (11,835)        (204,853)          (390,941)
                                                                  -----------------------------------------------------------------
         Total expenses                                               (85,499)         (110,887)      (2,160,287)        (4,115,445)
                                                                  -----------------------------------------------------------------

Net investment income (loss)                                          (38,202)         (110,887)      (1,164,184)        (1,315,179)
                                                                  -----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                     12,905,119         1,993,454       16,523,351         23,938,392
     Cost of shares sold                                          (12,947,338)       (2,067,386)     (15,745,837)       (20,219,424)
                                                                  -----------------------------------------------------------------

Net realized gains (losses) from securities transactions:             (42,219)          (73,932)         777,514          3,718,968
Realized gain distributions                                                 0                 0                0                  0
                                                                  -----------------------------------------------------------------

Net realized gains (losses)                                           (42,219)          (73,932)         777,514          3,718,968
                                                                  -----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                              (18,799)       (1,999,476)     (19,729,178)       (26,846,261)
     End of period                                                     (5,671)          (24,269)        (428,168)         2,095,261
                                                                  -----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                      13,128         1,975,207       19,301,010         28,941,522
                                                                  -----------------------------------------------------------------

Increase (decrease) in net assets from operations                 $   (67,293)      $ 1,790,388     $ 18,914,340       $ 31,345,311
                                                                  =================================================================

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)

                                                                    Balanced        Conservative      Large Cap        Large Cap
                                                                     Growth           Growth           Growth          Composite
                                                                    Strategy         Strategy         Portfolio        Portfolio
                                                                    (Class 2)        (Class 2)        (Class 2)        (Class 2)
                                                                  ----------------------------------------------------------------
Investment income:
     Dividends                                                    $  3,557,617      $ 3,478,238      $         0     $      17,693
                                                                  ----------------------------------------------------------------
         Total investment income                                     3,557,617        3,478,238                0            17,693
                                                                  ----------------------------------------------------------------

Expenses:
     Mortality and expense risk charge                              (3,366,475)      (2,550,266)        (872,526)         (346,369)
     Distribution expense charge                                      (357,970)        (270,023)         (91,340)          (36,725)
                                                                  ----------------------------------------------------------------
         Total expenses                                             (3,724,445)      (2,820,289)        (963,866)         (383,094)
                                                                  ----------------------------------------------------------------

Net investment income (loss)                                          (166,828)         657,949         (963,866)         (365,401)
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                      16,795,080       33,685,625        5,751,486         4,314,267
     Cost of shares sold                                           (14,663,425)     (29,750,090)      (5,859,197)       (4,120,913)
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions             2,131,655        3,935,535         (107,711)          193,354
Realized gain distributions                                                  0                0                0                 0
                                                                  ----------------------------------------------------------------

Net realized gains (losses)                                          2,131,655        3,935,535         (107,711)          193,354
                                                                  ----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                           (14,411,942)      (4,872,435)      (9,018,968)       (2,478,341)
     End of period                                                   7,210,635        4,920,171        1,537,968         1,408,176
                                                                  ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                   21,622,577        9,792,606       10,556,936         3,886,517
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets from operations                 $ 23,587,404      $14,386,090      $ 9,485,359     $   3,714,470
                                                                  ================================================================

                                                                   Large Cap           Mid Cap          Mid Cap
                                                                     Value             Growth            Value           Small Cap
                                                                   Portfolio          Portfolio        Portfolio         Portfolio
                                                                   (Class 2)          (Class 2)        (Class 2)         (Class 2)
                                                                  -----------------------------------------------------------------
Investment income:
     Dividends                                                    $   586,681       $         0       $  418,844         $        0
                                                                  -----------------------------------------------------------------
         Total investment income                                      586,681                 0          418,844                  0
                                                                  -----------------------------------------------------------------

Expenses:
     Mortality and expense risk charge                             (1,112,649)         (821,892)        (979,330)          (736,281)
     Distribution expense charge                                     (116,624)          (85,959)        (102,736)           (77,233)
                                                                  -----------------------------------------------------------------
         Total expenses                                            (1,229,273)         (907,851)      (1,082,066)          (813,514)
                                                                  -----------------------------------------------------------------

Net investment income (loss)                                         (642,592)         (907,851)        (663,222)          (813,514)
                                                                  -----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                      6,980,292         9,703,775        7,702,262         12,957,206
     Cost of shares sold                                           (6,694,900)       (8,461,525)      (6,811,310)       (11,904,225)
                                                                  -----------------------------------------------------------------

Net realized gains (losses) from securities transactions              285,392         1,242,250          890,952          1,052,981
Realized gain distributions                                                 0                 0           52,727                  0
                                                                  -----------------------------------------------------------------

Net realized gains (losses)                                           285,392         1,242,250          943,679          1,052,981
                                                                  -----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                           (9,458,181)       (4,436,067)      (4,382,895)        (5,121,723)
     End of period                                                  5,606,047         9,277,253       12,223,774          4,247,359
                                                                  -----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                  15,064,228        13,713,320       16,606,669          9,369,082
                                                                  -----------------------------------------------------------------

Increase (decrease) in net assets from operations                 $14,707,028       $14,047,719      $16,887,126         $9,608,549
                                                                  =================================================================

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)

                                                                  International     Diversified         Cash              Focus
                                                                     Equity         Fixed Income      Management         Growth
                                                                    Portfolio        Portfolio        Portfolio         Portfolio
                                                                    (Class 2)        (Class 2)        (Class 2)         (Class 2)
                                                                  ----------------------------------------------------------------
Investment income:
     Dividends                                                    $    375,493      $ 3,066,731      $   294,238     $           0
                                                                  ----------------------------------------------------------------
         Total investment income                                       375,493        3,066,731          294,238                 0
                                                                  ----------------------------------------------------------------

Expenses:
     Mortality and expense risk charge                                (589,331)      (1,986,529)        (674,858)         (826,914)
     Distribution expense charge                                       (62,512)        (209,700)         (72,221)          (87,984)
                                                                  ----------------------------------------------------------------
         Total expenses                                               (651,843)      (2,196,229)        (747,079)         (914,898)
                                                                  ----------------------------------------------------------------

Net investment income (loss)                                          (276,350)         870,502         (452,841)         (914,898)
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                      30,070,457       52,367,447       90,911,914         9,385,323
     Cost of shares sold                                           (28,474,494)     (50,476,931)     (91,089,675)       (8,487,558)
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions             1,595,963        1,890,516         (177,761)          897,765
Realized gain distributions                                                  0                0                0                 0
                                                                  ----------------------------------------------------------------

Net realized gains (losses)                                          1,595,963        1,890,516         (177,761)          897,765
                                                                  ----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                            (4,216,499)       6,514,978         (124,412)       (4,824,846)
     End of period                                                   4,930,110        2,574,622         (164,717)        7,108,117
                                                                  ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                    9,146,609       (3,940,356)         (40,305)       11,932,963
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets from operations                 $ 10,466,222      $(1,179,338)     $  (670,907)    $  11,915,830
                                                                  ================================================================

                                                                  Focus Growth          Focus           Focus
                                                                   and Income           Value           TechNet           Growth
                                                                    Portfolio         Portfolio        Portfolio         Strategy
                                                                    (Class 2)         (Class 2)        (Class 2)        (Class 3)
                                                                  ----------------------------------------------------------------
Investment income:
     Dividends                                                    $          0       $         0     $          0       $    4,421
                                                                  ----------------------------------------------------------------
         Total investment income                                             0                 0                0            4,421
                                                                  ----------------------------------------------------------------

Expenses:
     Mortality and expense risk charge                                (552,820)         (532,330)        (299,897)         (24,841)
     Distribution expense charge                                       (58,540)          (57,226)         (32,349)          (2,583)
                                                                  -----------------------------------------------------------------
         Total expenses                                               (611,360)         (589,556)        (332,246)         (27,424)
                                                                  ----------------------------------------------------------------

Net investment income (loss)                                          (611,360)         (589,556)        (332,246)         (23,003)
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                       8,305,482         7,410,043       13,039,057          348,046
     Cost of shares sold                                            (7,464,696)       (6,354,531)     (10,883,055)        (313,544)
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions               840,786         1,055,512        2,156,002           34,502
Realized gain distributions                                                  0                 0                0                0
                                                                  ----------------------------------------------------------------

Net realized gains (losses)                                            840,786         1,055,512        2,156,002           34,502
                                                                  ----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                              (338,330)         (669,798)          71,188              793
     End of period                                                   5,299,563         6,784,989        4,863,449         (253,769)
                                                                  ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                    5,637,893         7,454,787        4,792,261         (254,562)
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets from operations                 $  5,867,319       $ 7,920,743     $  6,616,017       $ (243,063)
                                                                  ================================================================

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)

                                                                    Moderate         Balanced        Conservative        Large Cap
                                                                     Growth           Growth           Growth             Growth
                                                                    Strategy         Strategy         Strategy          Portfolio
                                                                    (Class 3)        (Class 3)        (Class 3)         (Class 3)
                                                                  ----------------------------------------------------------------
Investment income:
     Dividends                                                    $     13,774      $    79,454      $    66,553     $           0
                                                                  ----------------------------------------------------------------
         Total investment income                                        13,774           79,454           66,553                 0
                                                                  ----------------------------------------------------------------

Expenses:
     Mortality and expense risk charge                                 (60,370)        (104,231)         (69,035)          (18,784)
     Distribution expense charge                                        (6,464)          (9,903)          (7,243)           (1,981)
                                                                  ----------------------------------------------------------------
         Total expenses                                                (66,834)        (114,134)         (76,278)          (20,765)
                                                                  ----------------------------------------------------------------

Net investment income (loss)                                           (53,060)         (34,680)          (9,725)          (20,765)
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                         564,682        1,426,555        1,605,910           262,238
     Cost of shares sold                                              (503,872)      (1,153,904)      (1,421,807)         (255,330)
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions                60,810          272,651          184,103             6,908
Realized gain distributions                                                  0                0                0                 0
                                                                  ----------------------------------------------------------------

Net realized gains (losses)                                             60,810          272,651          184,103             6,908
                                                                  ----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                                10,853           16,725            1,496             4,278
     End of period                                                    (554,472)        (329,344)        (319,780)          (48,989)
                                                                  ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                     (565,325)        (346,069)        (321,276)          (53,267)
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets from operations                 $   (557,575)     $  (108,098)     $  (146,898)    $     (67,124)
                                                                  ================================================================

                                                                  Large Cap         Large Cap         Mid Cap           Mid Cap
                                                                  Composite           Value            Growth            Value
                                                                  Portfolio         Portfolio        Portfolio         Portfolio
                                                                  (Class 3)         (Class 3)        (Class 3)         (Class 3)
                                                                  ---------------------------------------------------------------
Investment income:
     Dividends                                                    $       101       $     4,238      $         0        $   2,721
                                                                  ---------------------------------------------------------------
         Total investment income                                          101             4,238                0            2,721
                                                                  ---------------------------------------------------------------

Expenses:
     Mortality and expense risk charge                                 (8,676)          (22,001)         (23,655)         (19,824)
     Distribution expense charge                                         (943)           (2,302)          (2,509)          (2,120)
                                                                  ---------------------------------------------------------------
         Total expenses                                                (9,619)          (24,303)         (26,164)         (21,944)
                                                                  ---------------------------------------------------------------

Net investment income (loss)                                           (9,518)          (20,065)         (26,164)         (19,223)
                                                                  ---------------------------------------------------------------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                        536,995           499,601          411,076          200,125
     Cost of shares sold                                             (520,310)         (486,445)        (368,236)        (190,802)
                                                                  ---------------------------------------------------------------

Net realized gains (losses) from securities transactions               16,685            13,156           42,840            9,323
Realized gain distributions                                                 0                 0                0              365
                                                                  ---------------------------------------------------------------

Net realized gains (losses)                                            16,685            13,156           42,840            9,688
                                                                  ---------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                                    4             4,815            3,146            2,200
     End of period                                                    (38,605)          (64,926)         (60,249)          27,316
                                                                  ---------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                     (38,609)          (69,741)         (63,395)          25,116
                                                                  ---------------------------------------------------------------

Increase (decrease) in net assets from operations                 $   (31,442)      $   (76,650)      $  (46,719)      $   15,581
                                                                  ===============================================================

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)

                                                                                   International     Diversified          Cash
                                                                    Small Cap          Equity        Fixed Income      Management
                                                                    Portfolio        Portfolio        Portfolio         Portfolio
                                                                    (Class 3)        (Class 3)        (Class 3)         (Class 3)
                                                                  ----------------------------------------------------------------
Investment income:
      Dividends                                                   $          0      $     4,307      $    51,468     $      14,182
                                                                  ----------------------------------------------------------------
          Total investment income                                            0            4,307           51,468            14,182
                                                                  ----------------------------------------------------------------

Expenses:
      Mortality and expense risk charge                                (22,010)         (17,594)         (50,737)          (32,564)
      Distribution expense charge                                       (2,358)          (1,909)          (5,261)           (3,529)
                                                                  ----------------------------------------------------------------
          Total expenses                                               (24,368)         (19,503)         (55,998)          (36,093)
                                                                  ----------------------------------------------------------------

Net investment income (loss)                                           (24,368)         (15,196)          (4,530)          (21,911)
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions:
      Proceeds from shares sold                                      1,351,312        7,491,001        4,457,744        13,828,899
      Cost of shares sold                                           (1,295,844)      (7,354,872)      (4,483,212)       13,837,433)
                                                                  ----------------------------------------------------------------

Net realized gains (losses) from securities transactions                55,468          136,129          (25,468)           (8,534)
Realized gain distributions                                                  0                0                0                 0
                                                                  ----------------------------------------------------------------

Net realized gains (losses)                                             55,468          136,129          (25,468)           (8,534)
                                                                  ----------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
      Beginning of period                                                1,663            4,203           16,386               151
      End of period                                                   (298,043)          (6,115)        (176,662)           (4,810)
                                                                  ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                     (299,706)         (10,318)        (193,048)           (4,961)
                                                                  ----------------------------------------------------------------

Increase (decrease) in net assets from operations                 $   (268,606)     $   110,615      $  (223,046)    $     (35,406)
                                                                  ================================================================

                                                                     Focus          Focus Growth       Focus              Focus
                                                                    Growth           and Income         Value            TechNet
                                                                   Portfolio         Portfolio        Portfolio         Portfolio
                                                                   (Class 3)         (Class 3)        (Class 3)         (Class 3)
                                                                  ---------------------------------------------------------------
Investment income:
      Dividends                                                   $         0       $         0       $        0       $        0
                                                                  ---------------------------------------------------------------
          Total investment income                                           0                 0                0                0
                                                                  ---------------------------------------------------------------

Expenses:
      Mortality and expense risk charge                               (23,368)          (25,969)         (15,776)         (13,388)
      Distribution expense charge                                      (2,530)           (2,747)          (1,696)          (1,475)
                                                                  ---------------------------------------------------------------
          Total expenses                                              (25,898)          (28,716)         (17,472)         (14,863)
                                                                  ---------------------------------------------------------------

Net investment income (loss)                                          (25,898)          (28,716)         (17,472)         (14,863)
                                                                  ---------------------------------------------------------------

Net realized gains (losses) from securities transactions:
      Proceeds from shares sold                                       654,752           624,422          267,934          448,717
      Cost of shares sold                                            (622,846)         (600,482)        (260,930)        (435,781)
                                                                  ---------------------------------------------------------------

Net realized gains (losses) from securities transactions               31,906            23,940            7,004           12,936
Realized gain distributions                                                 0                 0                0                0
                                                                  ---------------------------------------------------------------

Net realized gains (losses)                                            31,906            23,940            7,004           12,936
                                                                  ---------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
      Beginning of period                                                 281             5,667            1,142               49
      End of period                                                  (204,848)          (92,382)        (114,260)          30,447
                                                                  ---------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                    (205,129)          (98,049)        (115,402)          30,398
                                                                  ---------------------------------------------------------------

Increase (decrease) in net assets from operations                 $  (199,121)      $  (102,825)      $ (125,870)      $   28,471
                                                                  ===============================================================

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004

                                                             Moderate       Balanced     Conservative    Large Cap      Large Cap
                                               Growth         Growth         Growth         Growth        Growth        Composite
                                              Strategy      Strategy        Strategy       Strategy      Portfolio      Portfolio
                                             (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)
                                            ------------   ------------   ------------   ------------   -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                $   (710,509)  $   (331,571)  $    116,672   $    424,488   $  (200,204)  $    (57,820)
    Net realized gains (losses) from
     securities transactions                  (5,280,230)    (4,222,885)    (1,729,000)      (895,693)   (1,797,980)      (327,152)
    Change in net unrealized appreciation
      (depreciation) of investments           24,236,997     21,886,608     12,875,342      7,242,848     4,450,949      1,196,237
                                            ------------   ------------   ------------   ------------   -----------   ------------
    Increase (decrease) in net assets
     from operations                          18,246,258     17,332,152     11,263,014      6,771,643     2,452,765        811,265
                                            ------------   ------------   ------------   ------------   -----------   ------------
From capital transactions
      Net proceeds from units sold               586,872        649,166        258,199        682,831        77,880         27,741
      Cost of units redeemed                 (11,004,486)   (15,386,816)    (9,816,715)    (9,399,250)   (1,347,723)      (577,872)
      Annuity benefit payments                  (162,681)      (175,056)       (83,484)      (164,909)       (3,832)          (822)
      Net transfers                            1,592,342      4,149,759        (29,909)       418,309       390,048        137,353
      Contract maintenance charge                (75,091)       (61,747)       (41,915)       (27,456)       (5,893)        (1,836)
                                            ------------   ------------   ------------   ------------   -----------   ------------
    Increase (decrease) in net assets
     from capital transactions                (9,063,044)   (10,824,694)    (9,713,824)    (8,490,475)     (889,520)      (415,436)
                                            ------------   ------------   ------------   ------------   -----------   ------------

Increase (decrease) in net assets              9,183,214      6,507,458      1,549,190     (1,718,832)    1,563,245        395,829
Net assets at beginning of period            107,107,897    118,653,181     95,672,898     74,525,952    13,238,748      4,502,484
                                            ------------   ------------   ------------   ------------   -----------   ------------
Net assets at end of period                 $116,291,111   $125,160,639   $ 97,222,088   $ 72,807,120   $14,801,993   $  4,898,313
                                            ============   ============   ============   ============   ===========   ============

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
    Units sold                                    36,873         36,866         18,823         50,123         8,932          3,108
    Units redeemed                              (746,335)    (1,073,853)      (661,347)      (670,890)     (151,467)       (62,903)
    Units transferred                            116,094        290,714        (35,785)        19,576        49,943         16,116
                                            ------------   ------------   ------------   ------------   -----------   ------------
Increase (decrease) in units outstanding        (593,368)      (746,273)      (678,309)      (601,191)      (92,592)       (43,679)
Beginning units                                8,185,269      9,029,123      7,234,961      5,578,436     1,778,572        583,952
                                            ------------   ------------   ------------   ------------   -----------   ------------
Ending units                                   7,591,901      8,282,850      6,556,652      4,977,245     1,685,980        540,273
                                            ============   ============   ============   ============   ===========   ============
Contracts with total expenses of 1.52%:
    Units sold                                     1,172          5,711             78            356         1,058              0
    Units redeemed                               (22,836)       (13,307)       (14,177)       (10,496)      (22,416)        (6,341)
    Units transferred                               (980)            43          8,110          2,919        (8,949)          (509)
                                            ------------   ------------   ------------   ------------   -----------   ------------
Increase (decrease) in units outstanding         (22,644)        (7,553)        (5,989)        (7,221)      (30,307)        (6,850)
Beginning units                                  203,459        180,653        168,763        123,733       176,478         20,743
                                            ------------   ------------   ------------   ------------   -----------   ------------
Ending units                                     180,815        173,100        162,774        116,512       146,171         13,893
                                            ============   ============   ============   ============   ===========   ============
Contracts with total expenses of 1.55%:
    Units sold                                         -              -              -              -             -              -
    Units redeemed                                     -              -              -              -             -              -
    Units transferred                                  -              -              -              -             -              -
                                            ------------   ------------   ------------   ------------   -----------   ------------
Increase (decrease) in units outstanding               -              -              -              -             -              -
Beginning units                                        -              -              -              -             -              -
                                            ------------   ------------   ------------   ------------   -----------   ------------
Ending units                                           -              -              -              -             -              -
                                            ============   ============   ============   ============   ===========   ============
Contracts with total expenses of 1.65%:
    Units sold                                         -              -              -              -             -              -
    Units redeemed                                     -              -              -              -             -              -
    Units transferred                                  -              -              -              -             -              -
                                            ------------   ------------   ------------   ------------   -----------   ------------
Increase (decrease) in units outstanding               -              -              -              -             -              -
Beginning units                                        -              -              -              -             -              -
                                            ------------   ------------   ------------   ------------   -----------   ------------
Ending units                                           -              -              -              -             -              -
                                            ============   ============   ============   ============   ===========   ============
Contracts with total expenses of 1.70%:
    Units sold                                         -              -              -              -             -              -
    Units redeemed                                     -              -              -              -             -              -
    Units transferred                                  -              -              -              -             -              -
                                            ------------   ------------   ------------   ------------   -----------   ------------
Increase (decrease) in units outstanding               -              -              -              -             -              -
Beginning units                                        -              -              -              -             -              -
                                            ------------   ------------   ------------   ------------   -----------   ------------
Ending units                                           -              -              -              -             -              -
                                            ============   ============   ============   ============   ===========   ============
Contracts with total expenses of 1.95%:
    Units sold                                         -              -              -              -             -              -
    Units redeemed                                     -              -              -              -             -              -
    Units transferred                                  -              -              -              -             -              -
                                            ------------   ------------   ------------   ------------   -----------   ------------
Increase (decrease) in units outstanding               -              -              -              -             -              -
Beginning units                                        -              -              -              -             -              -
                                            ------------   ------------   ------------   ------------   -----------   ------------
Ending units                                           -              -              -              -             -              -
                                            ============   ============   ============   ============   ===========   ============
                                               Large Cap       Mid Cap
                                                 Value         Growth
                                               Portfolio      Portfolio
                                               (Class 1)      (Class 1)
                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                  $    (72,781)  $   (202,140)
    Net realized gains (losses) from
     securities transactions                       (79,290)      (719,221)
    Change in net unrealized appreciation
      (depreciation) of investments              2,862,715      4,920,319
                                              ------------   ------------
    Increase (decrease) in net assets
     from operations                             2,710,644      3,998,958
                                              ------------   ------------

From capital transactions
      Net proceeds from units sold                 101,367         23,523
      Cost of units redeemed                    (1,427,268)    (1,751,643)
      Annuity benefit payments                      (5,561)        (2,118)
      Net transfers                                910,475      1,010,767
      Contract maintenance charge                   (3,907)        (6,109)
                                              ------------   ------------
    Increase (decrease) in net assets
     from capital transactions                    (424,894)      (725,580)
                                              ------------   ------------

Increase (decrease) in net assets                2,285,750      3,273,378
Net assets at beginning of period               11,563,105     11,426,013
                                              ------------   ------------
Net assets at end of period                   $ 13,848,855   $ 14,699,391
                                              ============   ============

ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
    Units sold                                       8,801          1,898
    Units redeemed                                (116,682)      (126,945)
    Units transferred                               71,742         83,207
                                              ------------   ------------
Increase (decrease) in units outstanding           (36,139)       (41,840)
Beginning units                                  1,174,422      1,039,978
                                              ------------   ------------
Ending units                                     1,138,283        998,138
                                              ============   ============
Contracts with total expenses of 1.52%:
    Units sold                                           0              0
    Units redeemed                                  (5,031)        (7,735)
    Units transferred                                2,217          1,320
                                              ------------   ------------
Increase (decrease) in units outstanding            (2,814)        (6,415)
Beginning units                                     48,995         77,977
                                              ------------   ------------
Ending units                                        46,181         71,562
                                              ============   ============
Contracts with total expenses of 1.55%:
    Units sold                                           -              -
    Units redeemed                                       -              -
    Units transferred                                    -              -
                                              ------------   ------------
Increase (decrease) in units outstanding                 -              -
Beginning units                                          -              -
                                              ------------   ------------
Ending units                                             -              -
                                              ============   ============
Contracts with total expenses of 1.65%:
    Units sold                                           -              -
    Units redeemed                                       -              -
    Units transferred                                    -              -
                                              ------------   ------------
Increase (decrease) in units outstanding                 -              -
Beginning units                                          -              -
                                              ------------   ------------
Ending units                                             -              -
                                              ============   ============
Contracts with total expenses of 1.70%:
    Units sold                                           -              -
    Units redeemed                                       -              -
    Units transferred                                    -              -
                                              ------------   ------------
Increase (decrease) in units outstanding                 -              -
Beginning units                                          -              -
                                              ------------   ------------
Ending units                                             -              -
                                              ============   ============
Contracts with total expenses of 1.95%:
    Units sold                                           -              -
    Units redeemed                                       -              -
    Units transferred                                    -              -
                                              ------------   ------------
Increase (decrease) in units outstanding                 -              -
Beginning units                                          -              -
                                              ------------   ------------
Ending units                                             -              -
                                              ============   ============

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)

                                              Mid Cap                     International   Diversified       Cash          Focus
                                               Value        Small Cap        Equity       Fixed Income    Management      Growth
                                             Portfolio      Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 1)      (Class 1)       (Class 1)      (Class 1)      (Class 1)      (Class 1)
                                            ------------   ------------   -------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                $    (88,297)  $   (159,077)  $   (26,998)    $    150,624   $    (38,202)  $ (110,887)
    Net realized gains (losses) from
     securities transactions                     505,659     (1,040,132)     (783,485)         539,670        (42,219)     (73,932)
    Change in net unrealized appreciation
      (depreciation) of investments            2,941,284      3,711,246     2,706,995         (738,132)        13,128    1,975,207
                                            ------------   ------------   -----------     ------------   ------------   ----------
    Increase (decrease) in net assets
     from operations                           3,358,646      2,512,037     1,896,512          (47,838)       (67,293)   1,790,388
                                            ------------   ------------   -----------     ------------   ------------   ----------
From capital transactions
      Net proceeds from units sold                20,844          9,891        31,036          120,730        752,936       60,476
      Cost of units redeemed                  (1,550,624)    (1,600,055)     (818,911)      (1,992,977)    (1,866,288)    (835,131)
      Annuity benefit payments                   (12,880)        (4,184)       (1,222)         (23,716)          (683)      (2,694)
      Net transfers                              768,422      1,350,412       954,296       (3,186,777)    (1,485,035)     727,722
      Contract maintenance charge                 (3,706)        (3,733)       (2,030)          (4,184)        (1,772)      (3,216)
                                            ------------   ------------   -----------     ------------   ------------   ----------
    Increase (decrease) in net assets
     from capital tansactions                   (777,944)      (247,669)      163,169       (5,086,924)    (2,600,842)     (52,843)
                                            ------------   ------------   -----------     ------------   ------------   ----------
Increase (decrease) in net assets              2,580,702      2,264,368     2,059,681       (5,134,762)    (2,668,135)   1,737,545
Net assets at beginning of period             11,011,900      8,656,121     5,783,950       17,520,349      5,904,008    6,135,879
                                            ------------   ------------   -----------     ------------   ------------   ----------
Net assets at end of period                 $ 13,592,602   $ 10,920,489   $ 7,843,631     $ 12,385,587   $  3,235,873   $7,873,424
                                            ============   ============   ===========     ============   ============   ==========
ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
    Units sold                                     1,197            991         3,938                0         69,642        9,154
    Units redeemed                               (87,318)      (150,276)     (102,632)        (150,371)      (146,973)    (114,388)
    Units transferred                             39,421        133,213       109,593         (265,340)      (139,063)     117,157
                                            ------------   ------------   -----------     ------------   ------------   ----------
Increase (decrease) in units outstanding         (46,700)       (16,072)       10,899         (415,711)      (216,394)      11,923
Beginning units                                  797,665      1,003,102       950,386        1,415,730        513,839    1,038,908
                                            ------------   ------------   -----------     ------------   ------------   ----------
Ending units                                     750,965        987,030       961,285        1,000,019        297,445    1,050,831
                                            ============   ============   ===========     ============   ============   ==========

Contracts with total expenses of 1.52%:
    Units sold                                         0              0             0           10,515            419            0
    Units redeemed                                (5,141)        (4,622)       (9,545)         (24,749)       (28,067)      (5,423)
    Units transferred                              1,392            628         8,167           (3,246)           (64)      (5,439)
                                            ------------   ------------   -----------     ------------   ------------   ----------
Increase (decrease) in units outstanding          (3,749)        (3,994)       (1,378)         (17,480)       (27,712)     (10,862)
Beginning units                                   36,957         65,526        40,366           73,584         33,488       61,088
                                            ------------   ------------   -----------     ------------   ------------   ----------
Ending units                                      33,208         61,532        38,988           56,104          5,776       50,226
                                            ============   ============   ===========     ============   ============   ==========
Contracts with total expenses of 1.55%:
    Units sold                                         -              -             -                -              -            -
    Units redeemed                                     -              -             -                -              -            -
    Units transferred                                  -              -             -                -              -            -
                                            ------------   ------------   -----------     ------------   ------------   ----------
Increase (decrease) in units outstanding               -              -             -                -              -            -
Beginning units                                        -              -             -                -              -            -
                                            ------------   ------------   -----------     ------------   ------------   ----------
Ending units                                           -              -             -                -              -            -
                                            ============   ============   ===========     ============   ============   ==========

Contracts with total expenses of 1.65%:
    Units sold                                         -              -             -                -              -            -
    Units redeemed                                     -              -             -                -              -            -
    Units transferred                                  -              -             -                -              -            -
                                            ------------   ------------   -----------     ------------   ------------   ----------
Increase (decrease) in units outstanding               -              -             -                -              -            -
Beginning units                                        -              -             -                -              -            -
                                            ------------   ------------   -----------     ------------   ------------   ----------
Ending units                                           -              -             -                -              -            -
                                            ============   ============   ===========     ============   ============   ==========

Contracts with total expenses of 1.70%:
    Units sold                                         -              -             -                -              -            -
    Units redeemed                                     -              -             -                -              -            -
    Units transferred                                  -              -             -                -              -            -
                                            ------------   ------------   -----------     ------------   ------------   ----------
Increase (decrease) in units outstanding               -              -             -                -              -            -
Beginning units                                        -              -             -                -              -            -
                                            ------------   ------------   -----------     ------------   ------------   ----------
Ending units                                           -              -             -                -              -            -
                                            ============   ============   ===========     ============   ============   ==========

Contracts with total expenses of 1.95%:
    Units sold                                         -              -             -                -              -            -
    Units redeemed                                     -              -             -                -              -            -
    Units transferred                                  -              -             -                -              -            -
                                            ------------   ------------   -----------     ------------   ------------   ----------
Increase (decrease) in units outstanding               -              -             -                -              -            -
Beginning units                                        -              -             -                -              -            -
                                            ------------   ------------   -----------     ------------   ------------   ----------
Ending units                                           -              -             -                -              -            -
                                            ============   ============   ===========     ============   ============   ==========

                                                              Moderate
                                                 Growth        Growth
                                                Strategy      Strategy
                                               (Class 2)      (Class 2)
                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                  $ (1,164,184)  $ (1,315,179)
    Net realized gains (losses) from
     securities transactions                       777,514      3,718,968
    Change in net unrealized appreciation
      (depreciation) of investments             19,301,010     28,941,522
                                              ------------   ------------
    Increase (decrease) in net assets
     from operations                            18,914,340     31,345,311
                                              ------------   ------------
From capital transactions
      Net proceeds from units sold              23,691,299     50,363,277
      Cost of units redeemed                    (7,374,058)   (13,824,756)
      Annuity benefit payments                           0              0
      Net transfers                             16,810,538     27,962,368
      Contract maintenance charge                  (53,021)       (68,832)
                                              ------------   ------------
    Increase (decrease) in net assets
     from capital tansactions                   33,074,758     64,432,057
                                              ------------   ------------
Increase (decrease) in net assets               51,989,098     95,777,368
Net assets at beginning of period              105,045,110    196,419,224
                                              ------------   ------------
Net assets at end of period                   $157,034,208   $292,196,598
                                              ============   ============
ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
    Units sold                                     546,309      1,220,418
    Units redeemed                                (166,277)      (260,086)
    Units transferred                              464,745        825,889
                                              ------------   ------------
Increase (decrease) in units outstanding           844,777      1,786,221
Beginning units                                  2,216,069      4,343,097
                                              ------------   ------------
Ending units                                     3,060,846      6,129,318
                                              ============   ============

Contracts with total expenses of 1.52%:

    Units sold                                           -              -
    Units redeemed                                       -              -
    Units transferred                                    -              -
                                              ------------   ------------
Increase (decrease) in units outstanding                 -              -
Beginning units                                          -              -
                                              ------------   ------------
Ending units                                             -              -
                                              ============   ============

Contracts with total expenses of 1.55%:
    Units sold                                     261,700        569,542
    Units redeemed                                 (11,217)       (13,407)
    Units transferred                              189,302         93,904
                                              ------------   ------------
Increase (decrease) in units outstanding           439,785        650,039
Beginning units                                    204,828        378,604
                                              ------------   ------------
Ending units                                       644,613      1,028,643
                                              ============   ============

Contracts with total expenses of 1.65%:
    Units sold                                     653,524      1,400,118
    Units redeemed                                (341,079)      (644,802)
    Units transferred                              501,256      1,043,929
                                              ------------   ------------
Increase (decrease) in units outstanding           813,701      1,799,245
Beginning units                                  5,721,099     10,114,386
                                              ------------   ------------
Ending units                                     6,534,800     11,913,631
                                              ============   ============

Contracts with total expenses of 1.70%:
    Units sold                                      24,337        139,335
    Units redeemed                                  (1,645)        (3,925)
    Units transferred                                  371         24,955
                                              ------------   ------------
Increase (decrease) in units outstanding            23,063        160,365
Beginning units                                     41,281        166,501
                                              ------------   ------------
Ending units                                        64,344        326,866
                                              ============   ============

Contracts with total expenses of 1.95%:
    Units sold                                     176,133        248,212
    Units redeemed                                    (279)       (51,944)
    Units transferred                               16,613           (771)
                                              ------------   ------------
Increase (decrease) in units outstanding           192,467        195,497
Beginning units                                    112,268        371,335
                                              ------------   ------------
Ending units                                       304,735        566,832
                                              ============   ============

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)

                                              Balanced     Conservative     Large Cap     Large Cap      Large Cap       Mid Cap
                                               Growth        Growth         Growth        Composite        Value         Growth
                                              Strategy      Strategy       Portfolio      Portfolio      Portfolio      Portfolio
                                              (Class 2)     (Class 2)      (Class 2)      (Class 2)      (Class 2)      (Class 2)
                                             -----------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                $   (166,828)  $    657,949   $   (963,866)  $   (365,401)  $   (642,592)  $   (907,851)
    Net realized gains (losses) from
     securities transactions                   2,131,655      3,935,535       (107,711)       193,354        285,392      1,242,250
    Change in net unrealized appreciation
      (depreciation) of investments           21,622,577      9,792,606     10,556,936      3,886,517     15,064,228     13,713,320
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) in net assets
     from operations                          23,587,404     14,386,090      9,485,359      3,714,470     14,707,028     14,047,719
                                            ------------   ------------   ------------   ------------   ------------   ------------
From capital transactions
      Net proceeds from units sold            41,860,800     22,895,918     10,908,137      5,094,913     11,956,117     10,090,220
      Cost of units redeemed                 (13,329,950)   (15,258,675)    (3,412,370)    (1,135,168)    (4,614,370)    (3,847,878)
      Annuity benefit payments                         0              0              0              0              0              0
      Net transfers                           37,025,366     23,681,563      9,912,223      1,572,039     11,932,315     13,865,345
      Contract maintenance charge                (53,263)       (36,772)       (12,125)        (5,662)       (13,954)       (11,965)
                                            ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) in net assets
     from capital tansactions                 65,502,953     31,282,034     17,395,865      5,526,122     19,260,108     20,095,722
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets             89,090,357     45,668,124     26,881,224      9,240,592     33,967,136     34,143,441
Net assets at beginning of period            179,524,903    146,699,325     45,250,524     18,323,498     57,267,796     35,910,398
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period                 $268,615,260   $192,367,449   $ 72,131,748   $ 27,564,090   $ 91,234,932   $ 70,053,839
                                            ============   ============   ============   ============   ============   ============
ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
    Units sold                                 1,207,867        629,042        601,944        224,226        414,611        325,230
    Units redeemed                              (335,553)      (407,274)      (126,319)       (42,798)      (119,810)       (83,783)
    Units transferred                            846,155        554,999        447,750        143,765        384,744        324,388
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding       1,718,469        776,767        923,375        325,193        679,545        565,835
Beginning units                                4,992,135      3,892,566      1,582,907        801,850      1,567,516        824,723
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                   6,710,604      4,669,333      2,506,282      1,127,043      2,247,061      1,390,558
                                            ============   ============   ============   ============   ============   ============
Contracts with total expenses of 1.52%:
    Units sold                                         -              -              -              -              -              -
    Units redeemed                                     -              -              -              -              -              -
    Units transferred                                  -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding               -              -              -              -              -              -
Beginning units                                        -              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                           -              -              -              -              -              -
                                            ============   ============   ============   ============   ============   ============
Contracts with total expenses of 1.55%:
    Units sold                                   293,570        144,778        113,155         52,743        100,343         67,493
    Units redeemed                               (29,371)       (30,822)       (10,159)        (3,992)       (10,521)        (4,534)
    Units transferred                            169,323        123,466         81,621          4,745         99,983         39,541
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding         433,522        237,422        184,617         53,496        189,805        102,500
Beginning units                                  477,296        383,364        226,901         73,579        234,655        144,167
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                     910,818        620,786        411,518        127,075        424,460        246,667
                                            ============   ============   ============   ============   ============   ============

Contracts with total expenses of 1.65%:
    Units sold                                 1,348,264        766,139        630,238        287,941        509,984        340,497
    Units redeemed                              (550,468)      (655,831)      (297,531)       (82,853)      (279,772)      (200,619)
    Units transferred                          1,526,307        939,224        706,489         44,337        589,561        692,960
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding       2,324,103      1,049,532      1,039,196        249,425        819,773        832,838
Beginning units                                8,138,037      6,677,871      4,759,504      1,562,051      4,191,773      2,464,580
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                  10,462,140      7,727,403      5,798,700      1,811,476      5,011,546      3,297,418
                                            ============   ============   ============   ============   ============   ============

Contracts with total expenses of 1.70%:
    Units sold                                   121,708         83,144         56,095         17,739         31,609         35,607
    Units redeemed                               (28,603)        (5,228)        (5,948)          (827)        (5,375)        (5,159)
    Units transferred                             92,447         87,704         37,455          6,176         26,811         19,965
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding         185,552        165,620         87,602         23,088         53,045         50,413
Beginning units                                  222,032        134,998         52,218         16,100         55,661         51,807
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                     407,584        300,618        139,820         39,188        108,706        102,220
                                            ============   ============   ============   ============   ============   ============

Contracts with total expenses of 1.95%:
    Units sold                                    65,144         35,737         31,608         23,406         36,865         24,294
    Units redeemed                                (8,145)        (3,771)          (469)          (859)        (1,753)          (809)
    Units transferred                             46,329         28,426         13,037         (2,218)         8,261         28,537
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding         103,328         60,392         44,176         20,329         43,373         52,022
Beginning units                                  173,393        223,464         57,652         18,823         56,584         35,880
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                     276,721        283,856        101,828         39,152         99,957         87,902
                                            ============   ============   ============   ============   ============   ============

                                                Mid Cap
                                                 Value        Small Cap
                                               Portfolio      Portfolio
                                               (Class 2)      (Class 2)
                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                  $   (663,222)  $   (813,514)
    Net realized gains (losses) from
     securities transactions                       943,679      1,052,981
    Change in net unrealized appreciation
      (depreciation) of investments             16,606,669      9,369,082
                                              ------------   ------------
    Increase (decrease) in net assets
     from operations                            16,887,126      9,608,549
                                              ------------   ------------
From capital transactions
      Net proceeds from units sold               9,633,421     10,999,380
      Cost of units redeemed                    (4,605,608)    (3,453,579)
      Annuity benefit payments                           0              0
      Net transfers                             11,907,780     13,410,186
      Contract maintenance charge                  (14,314)       (10,705)
                                              ------------   ------------
    Increase (decrease) in net assets
     from capital tansactions                   16,921,279     20,945,282
                                              ------------   ------------
Increase (decrease) in net assets               33,808,405     30,553,831
Net assets at beginning of period               49,036,878     30,985,906
                                              ------------   ------------
Net assets at end of period                   $ 82,845,283   $ 61,539,737
                                              ============   ============
ANALYSIS OF INCREASE (DECREASE)
    IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
    Units sold                                     227,652        475,663
    Units redeemed                                (117,946)      (102,792)
    Units transferred                              200,027        397,045
                                              ------------   ------------
Increase (decrease) in units outstanding           309,733        769,916
Beginning units                                  1,052,997        961,897
                                              ------------   ------------
Ending units                                     1,362,730      1,731,813
                                              ============   ============
Contracts with total expenses of 1.52%:
    Units sold                                           -              -
    Units redeemed                                       -              -
    Units transferred                                    -              -
                                              ------------   ------------
Increase (decrease) in units outstanding                 -              -
Beginning units                                          -              -
                                              ------------   ------------
Ending units                                             -              -
                                              ============   ============

Contracts with total expenses of 1.55%:
    Units sold                                      65,727         90,345
    Units redeemed                                  (3,408)        (6,263)
    Units transferred                               41,311         50,140
                                              ------------   ------------
Increase (decrease) in units outstanding           103,630        134,222
Beginning units                                    102,439        150,877
                                              ------------   ------------
Ending units                                       206,069        285,099
                                              ============   ============

Contracts with total expenses of 1.65%:
    Units sold                                     277,790        446,708
    Units redeemed                                (160,629)      (222,489)
    Units transferred                              489,909        832,960
                                              ------------   ------------
Increase (decrease) in units outstanding           607,070      1,057,179
Beginning units                                  2,521,558      2,645,470
                                              ------------   ------------
Ending units                                     3,128,628      3,702,649
                                              ============   ============

Contracts with total expenses of 1.70%:
    Units sold                                      21,263         51,110
    Units redeemed                                  (3,577)        (3,636)
    Units transferred                               22,370         34,737
                                              ------------   ------------
Increase (decrease) in units outstanding            40,056         82,211
Beginning units                                     30,301         43,960
                                              ------------   ------------
Ending units                                        70,357        126,171
                                              ============   ============

Contracts with total expenses of 1.95%:
    Units sold                                      28,251         36,972
    Units redeemed                                    (825)        (1,187)
    Units transferred                                7,702         32,715
                                              ------------   ------------
Increase (decrease) in units outstanding            35,128         68,500
Beginning units                                     46,297         43,578
                                              ------------   ------------
Ending units                                        81,425        112,078
                                              ============   ============

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)


                                                 International      Diversified         Cash            Focus        Focus Growth
                                                     Equity        Fixed Income       Management        Growth        and Income
                                                   Portfolio         Portfolio        Portfolio        Portfolio      Portfolio
                                                    (Class 2)        (Class 2)        (Class 2)        (Class 2)      (Class 2)
                                                  ------------     -------------     ------------     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                      $   (276,350)    $     870,502     $   (452,841)    $   (914,898)  $   (611,360)
     Net realized gains (losses) from
          securities transactions                    1,595,963         1,890,516         (177,761)         897,765        840,786
     Change in net unrealized appreciation
         (depreciation) of investments               9,146,609        (3,940,356)         (40,305)      11,932,963      5,637,893
                                                  ------------     -------------     ------------     ------------   ------------
     Increase (decrease) in net assets from
         operations                                 10,466,222        (1,179,338)        (670,907)      11,915,830      5,867,319
                                                  ------------     -------------     ------------     ------------   ------------
From capital transactions

         Net proceeds from units sold               11,033,544        21,498,206       24,299,858       14,126,417     10,505,364
         Cost of units redeemed                     (4,530,367)      (12,113,171)     (19,105,720)      (4,484,265)    (2,222,238)
         Annuity benefit payments                            0                 0                0                0              0
         Net transfers                              12,177,012       (20,733,335)      (5,419,244)       8,223,869     13,287,380
         Contract maintenance charge                    (7,015)          (22,833)          (8,077)         (18,076)        (7,664)
                                                  ------------     -------------     ------------     ------------   ------------
     Increase (decrease) in net assets from
         capital transactions                       18,673,174       (11,371,133)        (233,183)      17,847,945     21,562,842
                                                  ------------     -------------     ------------     ------------   ------------
Increase (decrease) in net assets                   29,139,396       (12,550,471)        (904,090)      29,763,775     27,430,161
Net assets at beginning of period                   30,120,703       142,395,670       50,041,649       36,675,271     22,237,737
                                                  ------------     -------------     ------------     ------------   ------------
Net assets at end of period                       $ 59,260,099     $ 129,845,199     $ 49,137,559     $ 66,439,046   $ 49,667,898
                                                  ============     =============     ============     ============   ============
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
     Units sold                                        796,531           978,244          889,973        1,056,278        552,983
     Units redeemed                                   (448,997)         (459,016)      (1,388,897)        (252,088)      (109,565)
     Units transferred                                  50,642          (294,235)         633,182          325,179        396,730
                                                  ------------     -------------     ------------     ------------   ------------
Increase (decrease) in units outstanding               398,176           224,993          134,258        1,129,369        840,148
Beginning units                                      2,151,847         3,456,342        1,941,412        2,221,909        952,184
                                                  ------------     -------------     ------------     ------------   ------------
Ending units                                         2,550,023         3,681,335        2,075,670        3,351,278      1,792,332
                                                  ============     =============     ============     ============   ============
Contracts with total expenses of 1.52%:
     Units sold                                              -                 -                -                -              -
     Units redeemed                                          -                 -                -                -              -
     Units transferred                                       -                 -                -                -              -
                                                  ------------     -------------     ------------     ------------   ------------
Increase (decrease) in units outstanding                     -                 -                -                -              -
Beginning units                                              -                 -                -                -              -
                                                  ------------     -------------     ------------     ------------   ------------
Ending units                                                 -                 -                -                -              -
                                                  ============     =============     ============     ============   ============
Contracts with total expenses of 1.55%:
     Units sold                                        106,305           151,374          263,082          121,223        121,645
     Units redeemed                                     (9,039)          (24,327)         (14,564)          (7,215)        (3,880)
     Units transferred                                 199,436           106,068         (319,844)          59,859         56,293
                                                  ------------     -------------     ------------     ------------   ------------
Increase (decrease) in units outstanding               296,702           233,115          (71,326)         173,867        174,058
Beginning units                                        271,634           380,308          285,550          220,869        113,993
                                                  ------------     -------------     ------------     ------------   ------------
Ending units                                           568,336           613,423          214,224          394,736        288,051
                                                  ============     =============     ============     ============   ============
Contracts with total expenses of 1.65%:
     Units sold                                        539,153           630,369          878,231          824,402        508,952
     Units redeemed                                   (200,313)         (538,434)        (346,006)        (381,033)      (147,198)
     Units transferred                               1,250,783        (1,647,231)        (647,837)         803,004      1,102,170
                                                  ------------     -------------     ------------     ------------   ------------
Increase (decrease) in units outstanding             1,589,623        (1,555,296)        (115,612)       1,246,373      1,463,924
Beginning units                                      2,699,673         8,116,122        2,311,296        4,048,644      1,934,738
                                                  ------------     -------------     ------------     ------------   ------------
Ending units                                         4,289,296         6,560,826        2,195,684        5,295,017      3,398,662
                                                  ============     =============     ============     ============   ============
Contracts with total expenses of 1.70%:
     Units sold                                         38,973            34,303           33,391           79,738         27,533
     Units redeemed                                     (1,246)           (6,535)          (5,179)          (4,264)        (2,542)
     Units transferred                                  38,353            49,381          (36,317)          40,899         34,923
                                                  ------------     -------------     ------------     ------------   ------------
Increase (decrease) in units outstanding                76,080            77,149           (8,105)         116,373         59,914
Beginning units                                         34,369            78,013           75,133           69,448         44,677
                                                  ------------     -------------     ------------     ------------   ------------
Ending units                                           110,449           155,162           67,028          185,821        104,591
                                                  ============     =============     ============     ============   ============
Contracts with total expenses of 1.95%:
     Units sold                                         49,063            42,656          212,023           44,691         31,902
     Units redeemed                                         (7)           (5,788)         (30,050)          (1,242)          (809)
     Units transferred                                  23,796           (19,417)        (141,970)          49,282         26,032
                                                  ------------     -------------     ------------     ------------   ------------
Increase (decrease) in units outstanding                72,852            17,451           40,003           92,731         57,125
Beginning units                                         22,345           174,520           55,443           41,931         27,407
                                                  ------------     -------------     ------------     ------------   ------------
Ending units                                            95,197           191,971           95,446          134,662         84,532
                                                  ============     =============     ============     ============   ============


                                                    Focus            Focus
                                                    Value           TechNet           Growth
                                                  Portfolio        Portfolio         Strategy
                                                  (Class 2)        (Class 2)         (Class 3)
                                                 ------------     ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:

Net investment income (loss)                     $   (589,556)    $   (332,246)    $     (23,003)
     Net realized gains (losses) from
          securities transactions                   1,055,512        2,156,002            34,502
     Change in net unrealized appreciation
         (depreciation) of investments              7,454,787        4,792,261          (254,562)
                                                 ------------     ------------     -------------
     Increase (decrease) in net assets from
         operations                                 7,920,743        6,616,017          (243,063)
                                                 ------------     ------------     -------------
From capital transactions

         Net proceeds from units sold               11,780,057       6,733,421        10,061,691
         Cost of units redeemed                    (2,494,323)      (1,529,481)          (31,826)
         Annuity benefit payments                           0                0                 0
         Net transfers                              9,488,098        6,447,066           848,501
         Contract maintenance charge                   (8,673)          (5,833)                0
                                                 ------------     ------------     -------------
     Increase (decrease) in net assets
       from capital transactions                   18,765,159       11,645,173        10,878,366
                                                 ------------     ------------     -------------
Increase (decrease) in net assets                  26,685,902       18,261,190        10,635,303
Net assets at beginning of period                  21,014,443       10,693,989            36,337
                                                 ------------     ------------     -------------
Net assets at end of period                      $ 47,700,345     $ 28,955,179     $  10,671,640
                                                 ============     ============     =============
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
     Units sold                                       527,420        1,007,247           243,454
     Units redeemed                                  (118,030)        (170,442)           (1,100)
     Units transferred                                332,313          287,258            43,067
                                                 ------------     ------------     -------------
Increase (decrease) in units outstanding              741,703        1,124,063           285,421
Beginning units                                       891,278        1,612,980                 -
                                                 ------------     ------------     -------------
Ending units                                        1,632,981        2,737,043           285,421
                                                 ============     ============     =============
Contracts with total expenses of 1.52%:
     Units sold                                             -                -                 -
     Units redeemed                                         -                -                 -
     Units transferred                                      -                -                 -
                                                 ------------     ------------     -------------
Increase (decrease) in units outstanding                    -                -                 -
Beginning units                                             -                -                 -
                                                 ------------     ------------     -------------
Ending units                                                -                -                 -
                                                 ============     ============     =============
Contracts with total expenses of 1.55%:
     Units sold                                        47,159           47,030            23,435
     Units redeemed                                    (2,610)          (1,258)             (392)
     Units transferred                                 30,783           31,970             3,575
                                                 ------------     ------------     -------------
Increase (decrease) in units outstanding               75,332           77,742            26,618
Beginning units                                       103,476          133,469               290
                                                 ------------     ------------     -------------
Ending units                                          178,808          211,211            26,908
                                                 ============     ============     =============
Contracts with total expenses of 1.65%:
     Units sold                                       365,010          626,185           364,948
     Units redeemed                                   (83,648)        (177,390)              (63)
     Units transferred                                437,370        1,008,509             6,973
                                                 ------------     ------------     -------------
Increase (decrease) in units outstanding              718,732        1,457,304           371,858
Beginning units                                     1,148,040        1,595,909                 -
                                                 ------------     ------------     -------------
Ending units                                        1,866,772        3,053,213           371,858
                                                 ============     ============     =============
Contracts with total expenses of 1.70%:
     Units sold                                        46,785           38,595            10,844
     Units redeemed                                    (1,948)         (12,054)             (218)
     Units transferred                                 26,285           32,894             1,921
                                                 ------------     ------------     -------------
Increase (decrease) in units outstanding               71,122           59,435            12,547
Beginning units                                        42,177          252,634             2,541
                                                 ------------     ------------     -------------
Ending units                                          113,299          312,069            15,088
                                                 ============     ============     =============
Contracts with total expenses of 1.95%:
     Units sold                                        31,083           13,919            21,606
     Units redeemed                                    (1,778)          (1,313)             (338)
     Units transferred                                 27,591           53,850                (8)
                                                 ------------     ------------     -------------
Increase (decrease) in units outstanding               56,896           66,456            21,260
Beginning units                                        50,214           61,135                 8
                                                 ------------     ------------     -------------
Ending units                                          107,110          127,591            21,268
                                                 ============     ============     =============

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)


                                                       Moderate         Balanced       Conservative      Large Cap       Large Cap
                                                        Growth           Growth           Growth          Growth         Composite
                                                      Strategy          Strategy         Strategy        Portfolio       Portfolio
                                                      (Class 3)         (Class 3)        (Class 3)       (Class 3)       (Class 3)
                                                     ------------     ------------     ------------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                         $    (53,060)    $    (34,680)    $     (9,725)    $   (20,765)    $    (9,518)
     Net realized gains (losses) from
         securities transactions                           60,810          272,651          184,103           6,908          16,685
     Change in net unrealized appreciation
         (depreciation) of investments                   (565,325)        (346,069)        (321,276)        (53,267)        (38,609)
                                                     ------------     ------------     ------------     -----------     -----------
     Increase (decrease) in net assets from
         operations                                      (557,575)        (108,098)        (146,898)        (67,124)        (31,442)
                                                     ------------     ------------     ------------     -----------     -----------
From capital transactions
         Net proceeds from units sold                  23,606,507       22,638,650       15,660,603       5,874,709       2,459,092
         Cost of units redeemed                           (57,845)        (324,233)        (375,324)        (21,174)        (11,283)
         Annuity benefit payments                               0                0                0               0               0
         Net transfers                                  1,953,203          689,668        1,264,025       1,311,449         193,962
         Contract maintenance charge                            0                0                0               0               0
                                                     ------------     ------------     ------------     -----------     -----------
     Increase (decrease) in net assets from
         capital transactions                          25,501,865       23,004,085       16,549,304       7,164,984       2,641,771
                                                     ------------     ------------     ------------     -----------     -----------
Increase (decrease) in net assets                      24,944,290       22,895,987       16,402,406       7,097,860       2,610,329
Net assets at beginning of period                         223,550          415,754           32,812          49,212           2,299
                                                     ------------     ------------     ------------     -----------     -----------
Net assets at end of period                          $ 25,167,840     $ 23,311,741     $ 16,435,218     $ 7,147,072     $ 2,612,628
                                                     ============     ============     ============     ===========     ===========
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
     Units sold                                           796,386          477,878          389,628         312,445         131,904
     Units redeemed                                        (2,097)          (7,533)            (573)           (544)           (224)
     Units transferred                                     34,472           (7,899)          30,828          88,907          26,448
                                                     ------------     ------------     ------------     -----------     -----------
Increase (decrease) in units outstanding                  828,761          462,446          419,883         400,808         158,128
Beginning units                                                 -                -                -               -               -
                                                     ------------     ------------     ------------     -----------     -----------
Ending units                                              828,761          462,446          419,883         400,808         158,128
                                                     ============     ============     ============     ===========     ===========
Contracts with total expenses of 1.52%:
     Units sold                                                 -                -                -               -               -
     Units redeemed                                             -                -                -               -               -
     Units transferred                                          -                -                -               -               -
                                                     ------------     ------------     ------------     -----------     -----------
Increase (decrease) in units outstanding                        -                -                -               -               -
Beginning units                                                 -                -                -               -               -
                                                     ------------     ------------     ------------     -----------     -----------
Ending units                                                    -                -                -               -               -
                                                     ============     ============     ============     ===========     ===========
Contracts with total expenses of 1.55%:
     Units sold                                            48,393          121,466          215,794          29,469          40,920
     Units redeemed                                        (1,637)          (7,657)         (19,967)            (96)           (739)
     Units transferred                                     16,573            8,670           46,024          21,269         (10,134)
                                                     ------------     ------------     ------------     -----------     -----------
Increase (decrease) in units outstanding                   63,329          122,479          241,851          50,642          30,047
Beginning units                                               874           17,239            1,694           3,638             281
                                                     ------------     ------------     ------------     -----------     -----------
Ending units                                               64,203          139,718          243,545          54,280          30,328
                                                     ============     ============     ============     ===========     ===========

Contracts with total expenses of 1.65%:
     Units sold                                           674,381          573,895          397,499         315,705          75,072
     Units redeemed                                          (134)            (897)          (2,233)         (1,063)            (17)
     Units transferred                                     78,834           12,639          (21,001)         43,530           2,820
                                                     ------------     ------------     ------------     -----------     -----------
Increase (decrease) in units outstanding                  753,081          585,637          374,265         358,172          77,875
Beginning units                                                 -                -                -               -               -
                                                     ------------     ------------     ------------     -----------     -----------
Ending units                                              753,081          585,637          374,265         358,172          77,875
                                                     ============     ============     ============     ===========     ===========
Contracts with total expenses of 1.70%:
     Units sold                                            31,630           97,349           29,936          43,236          20,022
     Units redeemed                                             -             (246)          (2,968)           (135)           (163)
     Units transferred                                        877            7,488           22,028           3,494           2,287
                                                     ------------     ------------     ------------     -----------     -----------
Increase (decrease) in units outstanding                   32,507          104,591           48,996          46,595          22,146
Beginning units                                            16,596            5,918              798              16              14
                                                     ------------     ------------     ------------     -----------     -----------
Ending units                                               49,103          110,509           49,794          46,611          22,160
                                                     ============     ============     ============     ===========     ===========
Contracts with total expenses of 1.95%:
     Units sold                                            21,745          303,509           60,616          20,800           8,554
     Units redeemed                                             -           (5,813)               -            (774)            (92)
     Units transferred                                          3           28,866           11,171           2,430             487
                                                     ------------     ------------     ------------     -----------     -----------
Increase (decrease) in units outstanding                   21,748          326,562           71,787          22,456           8,949
Beginning units                                                 8            9,352                8           3,614              14
                                                     ------------     ------------     ------------     -----------     -----------
Ending units                                               21,756          335,914           71,795          26,070           8,963
                                                     ============     ============     ============     ===========     ===========

                                                      Large Cap        Mid Cap         Mid Cap
                                                        Value          Growth           Value
                                                      Portfolio       Portfolio       Portfolio
                                                      (Class 3)       (Class 3)       (Class 3)
                                                     -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                         $   (20,065)    $   (26,164)    $   (19,223)
     Net realized gains (losses) from
         securities transactions                          13,156          42,840           9,688
     Change in net unrealized appreciation
         (depreciation) of investments                   (69,741)        (63,395)         25,116
                                                     -----------     -----------     -----------
     Increase (decrease) in net assets from
         operations                                      (76,650)        (46,719)         15,581
                                                     -----------     -----------     -----------
From capital transactions
         Net proceeds from units sold                  6,477,496       6,534,998       6,020,438
         Cost of units redeemed                          (25,982)        (39,152)        (28,601)
         Annuity benefit payments                              0               0               0
         Net transfers                                   690,010         950,180         722,292
         Contract maintenance charge                           0              (4)              0
                                                     -----------     -----------     -----------
     Increase (decrease) in net assets from
         capital transactions                          7,141,524       7,446,022       6,714,129
                                                     -----------     -----------     -----------
Increase (decrease) in net assets                      7,064,874       7,399,303       6,729,710
Net assets at beginning of period                         49,751          43,086          43,996
                                                     -----------     -----------     -----------
Net assets at end of period                          $ 7,114,625     $ 7,442,389     $ 6,773,706
                                                     ===========     ===========     ===========
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
     Units sold                                          233,910         217,276         170,639
     Units redeemed                                         (350)           (491)           (282)
     Units transferred                                    19,188          20,711          14,599
                                                     -----------     -----------     -----------
Increase (decrease) in units outstanding                 252,748         237,496         184,956
Beginning units                                                -               -               -
                                                     -----------     -----------     -----------
Ending units                                             252,748         237,496         184,956
                                                     ===========     ===========     ===========
Contracts with total expenses of 1.52%:
     Units sold                                                -               -               -
     Units redeemed                                            -               -               -
     Units transferred                                         -               -               -
                                                     -----------     -----------     -----------
Increase (decrease) in units outstanding                       -               -               -
Beginning units                                                -               -               -
                                                     -----------     -----------     -----------
Ending units                                                   -               -               -
                                                     ===========     ===========     ===========
Contracts with total expenses of 1.55%:
     Units sold                                           25,596          21,381          18,072
     Units redeemed                                         (207)           (241)           (278)
     Units transferred                                    12,551          10,240          12,871
                                                     -----------     -----------     -----------
Increase (decrease) in units outstanding                  37,940          31,380          30,665
Beginning units                                            2,728           3,501           3,525
                                                     -----------     -----------     -----------
Ending units                                              40,668          34,881          34,190
                                                     ===========     ===========     ===========

Contracts with total expenses of 1.65%:
     Units sold                                          236,131         195,640         133,687
     Units redeemed                                       (1,030)         (1,245)           (459)
     Units transferred                                    24,172          31,541          13,567
                                                     -----------     -----------     -----------
Increase (decrease) in units outstanding                 259,273         225,936         146,795
Beginning units                                                -               -               -
                                                     -----------     -----------     -----------
Ending units                                             259,273         225,936         146,795
                                                     ===========     ===========     ===========
Contracts with total expenses of 1.70%:
     Units sold                                           37,205          27,834          21,769
     Units redeemed                                          (95)            (51)           (250)
     Units transferred                                     3,139           5,159             516
                                                     -----------     -----------     -----------
Increase (decrease) in units outstanding                  40,249          32,942          22,035
Beginning units                                               12              11               9
                                                     -----------     -----------     -----------
Ending units                                              40,261          32,953          22,044
                                                     ===========     ===========     ===========
Contracts with total expenses of 1.95%:
     Units sold                                           19,968           9,063           9,660
     Units redeemed                                         (559)           (797)           (417)
     Units transferred                                     1,198           3,503             946
                                                     -----------     -----------     -----------
Increase (decrease) in units outstanding                  20,607          11,769          10,189
Beginning units                                            2,691             688               9
                                                     -----------     -----------     -----------
Ending units                                              23,298          12,457          10,198
                                                     ===========     ===========     ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                  (Continued)

                                                                 International    Diversified         Cash           Focus
                                                   Small Cap        Equity        Fixed Income      Management       Growth
                                                   Portfolio       Portfolio       Portfolio        Portfolio       Portfolio
                                                   (Class 3)       (Class 3)        (Class 3)       (Class 3)       (Class 3)
                                                  -----------     -----------     ------------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                      $   (24,368)    $   (15,196)    $     (4,530)    $   (21,911)    $   (25,898)
     Net realized gains (losses) from
         securities transactions                       55,468         136,129          (25,468)         (8,534)         31,906
     Change in net unrealized appreciation
         (depreciation) of investments               (299,706)        (10,318)        (193,048)         (4,961)       (205,129)
                                                  -----------     -----------     ------------     -----------     -----------
     Increase (decrease) in net assets from
          operations                                 (268,606)        110,615         (223,046)        (35,406)       (199,121)
                                                  -----------     -----------     ------------     -----------     -----------

From capital transactions

         Net proceeds from units sold               6,499,134       4,753,748        8,080,856       9,455,621       8,583,507
         Cost of units redeemed                       (31,699)        (15,477)        (392,841)     (2,078,256)        (45,342)
         Annuity benefit payments                           0               0                0               0               0
         Net transfers                                786,048         721,194          547,766      (1,049,105)        164,480
         Contract maintenance charge                       (3)              0                0               0             (10)
                                                  -----------     -----------     ------------     -----------     -----------
     Increase (decrease) in net assets from
         capital transactions                       7,253,480       5,459,465        8,235,781       6,328,260       8,702,635
                                                  -----------     -----------     ------------     -----------     -----------

Increase (decrease) in net assets                   6,984,874       5,570,080        8,012,735       6,292,854       8,503,514
Net assets at beginning of period                      25,364          59,092        1,727,262         248,498           6,577
                                                  -----------     -----------     ------------     -----------     -----------
Net assets at end of period                       $ 7,010,238     $ 5,629,172     $  9,739,997     $ 6,541,352     $ 8,510,091
                                                  ===========     ===========     ============     ===========     ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
     Units sold                                       294,984         308,428          301,116         360,110         616,384
     Units redeemed                                      (728)           (412)            (809)         (2,254)           (967)
     Units transferred                                 36,011          39,030           22,752         (19,632)         23,017
                                                  -----------     -----------     ------------     -----------     -----------
Increase (decrease) in units outstanding              330,267         347,046          323,059         338,224         638,434
Beginning units                                             -               -                -               -               -
                                                  -----------     -----------     ------------     -----------     -----------
Ending units                                          330,267         347,046          323,059         338,224         638,434
                                                  ===========     ===========     ============     ===========     ===========
Contracts with total expenses of 1.52%:
     Units sold                                             -               -                -               -               -
     Units redeemed                                         -               -                -               -               -
     Units transferred                                      -               -                -               -               -
                                                  -----------     -----------     ------------     -----------     -----------
Increase (decrease) in units outstanding                    -               -                -               -               -
Beginning units                                             -               -                -               -               -
                                                  -----------     -----------     ------------     -----------     -----------
Ending units                                                -               -                -               -               -
                                                  ===========     ===========     ============     ===========     ===========
Contracts with total expenses of 1.55%:
     Units sold                                        21,751          29,057          167,377         325,345          93,870
     Units redeemed                                       (60)            (93)         (11,233)       (182,314)         (4,121)
     Units transferred                                 15,869          10,617            2,018           9,456         (22,006)
                                                  -----------     -----------     ------------     -----------     -----------
Increase (decrease) in units outstanding               37,560          39,581          158,162         152,487          67,743
Beginning units                                         3,095           8,801           96,751             275              19
                                                  -----------     -----------     ------------     -----------     -----------
Ending units                                           40,655          48,382          254,913         152,762          67,762
                                                  ===========     ===========     ============     ===========     ===========
Contracts with total expenses of 1.65%:
     Units sold                                       236,573         231,202          145,939         180,620         438,365
     Units redeemed                                      (993)         (1,003)            (218)         (1,989)           (603)
     Units transferred                                 17,576          41,757           43,025         (90,402)          9,911
                                                  -----------     -----------     ------------     -----------     -----------
Increase (decrease) in units outstanding              253,156         271,956          188,746          88,229         447,673
Beginning units                                             -               -                -               -               -
                                                  -----------     -----------     ------------     -----------     -----------
Ending units                                          253,156         271,956          188,746          88,229         447,673
                                                  ===========     ===========     ============     ===========     ===========
Contracts with total expenses of 1.70%:
     Units sold                                        36,849          28,275           14,905          23,191          13,261
     Units redeemed                                      (393)           (139)         (20,983)           (281)              -
     Units transferred                                  1,520          13,705           (8,624)              -           5,239
                                                  -----------     -----------     ------------     -----------     -----------
Increase (decrease) in units outstanding               37,976          41,841          (14,702)         22,910          18,500
Beginning units                                            13              17           36,523           5,144           1,141
                                                  -----------     -----------     ------------     -----------     -----------
Ending units                                           37,989          41,858           21,821          28,054          19,641
                                                  ===========     ===========     ============     ===========     ===========
Contracts with total expenses of 1.95%:
     Units sold                                        12,866           9,912           59,171               -          16,055
     Units redeemed                                      (797)           (289)            (906)         (8,003)           (476)
     Units transferred                                  3,493           2,651          (19,230)          1,077           8,414
                                                  -----------     -----------     ------------     -----------     -----------
Increase (decrease) in units outstanding               15,562          12,274           39,035          (6,926)         23,993
Beginning units                                            13           1,344           18,070          17,724              19
                                                  -----------     -----------     ------------     -----------     -----------
Ending units                                           15,575          13,618           57,105          10,798          24,012
                                                  ===========     ===========     ============     ===========     ===========

                                             Focus Growth        Focus          Focus
                                              and Income         Value        TechNet
                                               Portfolio       Portfolio      Portfolio
                                               (Class 3)       (Class 3)      (Class 3)
                                              -----------     -----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                  $   (28,716)    $   (17,472)    $  (14,863)
     Net realized gains (losses) from
         securities transactions                   23,940           7,004         12,936
     Change in net unrealized appreciation
         (depreciation) of investments            (98,049)       (115,402)        30,398
                                              -----------     -----------     ----------
     Increase (decrease) in net assets from
          operations                             (102,825)       (125,870)        28,471
                                              -----------     -----------     ----------

From capital transactions

         Net proceeds from units sold           8,247,767       5,262,773      4,333,023
         Cost of units redeemed                   (50,992)        (42,767)       (51,048)
         Annuity benefit payments                       0               0              0
         Net transfers                            885,453         386,230        270,085
         Contract maintenance charge                  (11)              0             (7)
                                              -----------     -----------     ----------
     Increase (decrease) in net assets from
         capital transactions                   9,082,217       5,606,236      4,552,053
                                              -----------     -----------     ----------

Increase (decrease) in net assets               8,979,392       5,480,366      4,580,524
Net assets at beginning of period                  76,908          16,771            354
                                              -----------     -----------     ----------
Net assets at end of period                   $ 9,056,300     $ 5,497,137      4,580,878
                                              ===========     ===========     ==========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
     Units sold                                   358,309         196,148        631,030
     Units redeemed                                  (812)           (143)        (1,114)
     Units transferred                             34,255          17,869         (7,954)
                                              -----------     -----------     ----------
Increase (decrease) in units outstanding          391,752         213,874        621,962
Beginning units                                         -               -              -
                                              -----------     -----------     ----------
Ending units                                      391,752         213,874        621,962
                                              ===========     ===========     ==========
Contracts with total expenses of 1.52%:
     Units sold                                         -               -              -
     Units redeemed                                     -               -              -
     Units transferred                                  -               -              -
                                              -----------     -----------     ----------
Increase (decrease) in units outstanding                -               -              -
Beginning units                                         -               -              -
                                              -----------     -----------     ----------
Ending units                                            -               -              -
                                              ===========     ===========     ==========
Contracts with total expenses of 1.55%:
     Units sold                                    46,305          39,900         68,936
     Units redeemed                                (3,303)         (2,893)        (8,472)
     Units transferred                             29,919           9,506          4,514
                                              -----------     -----------     ----------
Increase (decrease) in units outstanding           72,921          46,513         64,978
Beginning units                                     9,721           1,339             43
                                              -----------     -----------     ----------
Ending units                                       82,642          47,852         65,021
                                              ===========     ===========     ==========
Contracts with total expenses of 1.65%:
     Units sold                                   387,194         169,063        263,213
     Units redeemed                                (1,153)            (66)        (1,954)
     Units transferred                             19,617           1,930         32,552
                                              -----------     -----------     ----------
Increase (decrease) in units outstanding          405,658         170,927        293,811
Beginning units                                         -               -              -
                                              -----------     -----------     ----------
Ending units                                      405,658         170,927        293,811
                                              ===========     ===========     ==========
Contracts with total expenses of 1.70%:
     Units sold                                    91,552           6,973         25,003
     Units redeemed                                   (11)           (279)           (59)
     Units transferred                              7,326           1,835         22,537
                                              -----------     -----------     ----------
Increase (decrease) in units outstanding           98,867           8,529         47,481
Beginning units                                       558             442             42
                                              -----------     -----------     ----------
Ending units                                       99,425           8,971         47,523
                                              ===========     ===========     ==========
Contracts with total expenses of 1.95%:
     Units sold                                    35,084           8,031          3,125
     Units redeemed                                  (321)            (24)           (82)
     Units transferred                              9,611             131          6,764
                                              -----------     -----------     ----------
Increase (decrease) in units outstanding           44,374           8,138          9,807
Beginning units                                        15              12             42
                                              -----------     -----------     ----------
Ending units                                       44,389           8,150          9,849
                                              ===========     ===========     ==========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003

                                                                                     Moderate        Balanced      Conservative
                                                                       Growth         Growth          Growth          Growth
                                                                      Strategy       Strategy        Strategy        Strategy
                                                                     (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $    (389,622)  $      10,097   $     353,997   $     509,047
      Net realized gains (losses) from securities
          transactions                                               (20,726,972)    (16,488,935)     (6,981,346)     (3,193,978)
      Change in net unrealized appreciation
          (depreciation) of investments                                2,505,496         124,433        (994,593)         41,190
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from operations              (18,611,098)    (16,354,405)     (7,621,942)     (2,643,741)
                                                                   -------------   -------------   -------------   -------------
From capital transactions
          Net proceeds from units sold                                   839,437         587,915         279,729         670,187
          Cost of units redeemed                                     (12,467,392)    (12,390,961)    (10,463,975)    (10,420,128)
          Annuity benefit payments                                      (145,396)       (133,807)        (73,820)        (96,069)
          Net transfers                                              (19,453,333)    (19,325,066)     (5,973,398)      1,673,622
          Contract maintenance charge                                    (85,687)        (71,245)        (47,697)        (29,200)
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from capital transactions    (31,312,371)    (31,333,164)    (16,279,161)     (8,201,588)
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in net assets                                    (49,923,469)    (47,687,569)    (23,901,103)    (10,845,329)
Net assets at beginning of period                                    157,031,366     166,340,750     119,574,001      85,371,281
                                                                   -------------   -------------   -------------   -------------
Net assets at end of period                                        $ 107,107,897   $ 118,653,181   $  95,672,898   $  74,525,952
                                                                   =============   =============   =============   =============
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
      Units sold                                                          65,427          46,380          21,190          52,901
      Units redeemed                                                    (990,391)       (969,969)       (808,233)       (818,212)
      Units transferred                                               (1,554,463)     (1,537,130)       (460,158)        125,914
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                              (2,479,427)     (2,460,719)     (1,247,201)       (639,397)
Beginning units                                                       10,664,696      11,489,842       8,482,162       6,217,833
                                                                   -------------   -------------   -------------   -------------
Ending units                                                           8,185,269       9,029,123       7,234,961       5,578,436
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.52% :
      Units sold                                                             692             701             745               -
      Units redeemed                                                     (23,112)        (33,670)        (33,192)        (11,846)
      Units transferred                                                  (17,565)        (14,255)        (25,817)          3,118
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                 (39,985)        (47,224)        (58,264)         (8,728)
Beginning units                                                          243,444         227,877         227,027         132,461
                                                                   -------------   -------------   -------------   -------------
Ending units                                                             203,459         180,653         168,763         123,733
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.55% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.65% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.70% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.95% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
                                                                     Large Cap       Large Cap       Large Cap        Mid Cap
                                                                      Growth         Composite         Value          Growth
                                                                     Portfolio       Portfolio       Portfolio       Portfolio
                                                                     (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $    (200,986)  $     (51,935)  $    (141,388)  $    (178,322)
      Net realized gains (losses) from securities
          transactions                                                (4,475,405)       (748,681)     (1,171,038)     (3,149,307)
      Change in net unrealized appreciation
          (depreciation) of investments                                1,873,842        (228,551)     (1,543,729)        292,492
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from operations               (2,802,549)     (1,029,167)     (2,856,155)     (3,035,137)
                                                                   -------------   -------------   -------------   -------------
From capital transactions
          Net proceeds from units sold                                    52,737          11,290          43,868          42,106
          Cost of units redeemed                                      (1,086,711)       (338,162)     (1,131,490)     (1,531,232)
          Annuity benefit payments                                        (1,218)           (741)         (2,780)           (819)
          Net transfers                                               (2,463,235)       (283,986)     (1,704,800)     (1,931,489)
          Contract maintenance charge                                     (6,963)         (2,152)         (4,298)         (6,401)
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from capital transactions     (3,505,390)       (613,751)     (2,799,500)     (3,427,835)
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in net assets                                     (6,307,939)     (1,642,918)     (5,655,655)     (6,462,972)
Net assets at beginning of period                                     19,546,687       6,145,402      17,218,760      17,888,985
                                                                   -------------   -------------   -------------   -------------
Net assets at end of period                                        $  13,238,748   $   4,502,484   $  11,563,105   $  11,426,013
                                                                   =============   =============   =============   =============
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
      Units sold                                                           7,899           1,466           5,816           3,553
      Units redeemed                                                    (148,615)        (45,789)       (109,157)       (142,839)
      Units transferred                                                 (340,357)        (42,366)       (185,161)       (198,255)
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                (481,073)        (86,689)       (288,502)       (337,541)
Beginning units                                                        2,259,645         670,641       1,462,924       1,377,519
                                                                   -------------   -------------   -------------   -------------
Ending units                                                           1,778,572         583,952       1,174,422       1,039,978
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.52% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                     (13,618)         (1,017)        (11,178)        (12,048)
      Units transferred                                                  (30,918)         (1,859)           (350)         (4,941)
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                 (44,536)         (2,876)        (11,528)        (16,989)
Beginning units                                                          221,014          23,619          60,523          94,966
                                                                   -------------   -------------   -------------   -------------
Ending units                                                             176,478          20,743          48,995          77,977
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.55% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.65% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.70% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.95% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============


                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                  (Continued)

                                                                      Mid Cap                      International    Diversified
                                                                       Value         Small Cap         Equity       Fixed Income
                                                                     Portfolio       Portfolio       Portfolio       Portfolio
                                                                     (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $    (161,394)  $    (137,787)  $     (66,827)  $    (153,995)
      Net realized gains (losses) from securities
          transactions                                                  (187,077)     (2,250,197)     (1,573,857)        208,359
      Change in net unrealized appreciation
          (depreciation) of investments                               (2,482,713)       (813,396)       (517,475)      1,142,454
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from operations               (2,831,184)     (3,201,380)     (2,158,159)      1,196,818
                                                                   -------------   -------------   -------------   -------------
From capital transactions
          Net proceeds from units sold                                    85,616          61,214          31,193          48,529
          Cost of units redeemed                                      (1,859,071)     (1,150,859)       (530,638)     (2,201,165)
          Annuity benefit payments                                        (9,326)         (3,461)         (1,221)              0
          Net transfers                                               (1,607,678)     (1,141,095)       (602,948)      3,054,136
          Contract maintenance charge                                     (3,976)         (4,105)         (2,490)         (4,133)
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from capital transactions     (3,394,435)     (2,238,306)     (1,106,104)        897,367
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in net assets                                     (6,225,619)     (5,439,686)     (3,264,263)      2,094,185
Net assets at beginning of period                                     17,237,519      14,095,807       9,048,213      15,426,164
                                                                   -------------   -------------   -------------   -------------
Net assets at end of period                                        $  11,011,900   $   8,656,121   $   5,783,950   $  17,520,349
                                                                   =============   =============   =============   =============
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
      Units sold                                                           6,516           5,683           4,037           4,312
      Units redeemed                                                    (130,807)       (136,183)        (78,585)       (179,507)
      Units transferred                                                  (97,956)       (142,144)        (84,346)        252,376
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                (222,247)       (272,644)       (158,894)         77,181
Beginning units                                                        1,019,912       1,275,746       1,109,280       1,338,549
                                                                   -------------   -------------   -------------   -------------
Ending units                                                             797,665       1,003,102         950,386       1,415,730
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.52% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                      (7,300)         (6,466)         (8,012)        (13,516)
      Units transferred                                                  (37,753)           (443)         (9,329)         13,730
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                 (45,053)         (6,909)        (17,341)            214
Beginning units                                                           82,010          72,435          57,707          73,370
                                                                   -------------   -------------   -------------   -------------
Ending units                                                              36,957          65,526          40,366          73,584
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.55% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.65% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.70% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.95% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
                                                                        Cash           Focus                         Moderate
                                                                     Management       Growth           Growth         Growth
                                                                     Portfolio       Portfolio        Strategy       Strategy
                                                                     (Class 1)       (Class 1)       (Class 2)       (Class 2)
                                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $      (8,018)  $     (86,917)  $    (448,339)  $    (113,876)
      Net realized gains (losses) from securities
          transactions                                                    21,273        (671,836)     (5,341,615)     (2,641,343)
      Change in net unrealized appreciation
          (depreciation) of investments                                  (57,291)       (397,849)     (6,109,567)    (11,799,616)
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from operations                  (44,036)     (1,156,602)    (11,899,521)    (14,554,835)
                                                                   -------------   -------------   -------------   -------------
From capital transactions
          Net proceeds from units sold                                   155,636          36,406      19,849,189      48,118,217
          Cost of units redeemed                                      (2,959,059)       (474,902)     (6,427,622)    (10,455,028)
          Annuity benefit payments                                             0               0               0               0
          Net transfers                                                2,986,180          34,870       4,628,574      18,505,150
          Contract maintenance charge                                     (1,623)         (3,578)        (42,760)        (46,993)
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from capital transactions        181,134        (407,204)     18,007,381      56,121,346
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in net assets                                        137,098      (1,563,806)      6,107,860      41,566,511
Net assets at beginning of period                                      5,766,910       7,699,685      98,937,250     154,852,713
                                                                   -------------   -------------   -------------   -------------
Net assets at end of period                                        $   5,904,008   $   6,135,879   $ 105,045,110   $ 196,419,224
                                                                   =============   =============   =============   =============
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
      Units sold                                                          14,366           6,198         464,860       1,235,214
      Units redeemed                                                    (210,340)        (77,901)       (152,015)       (223,638)
      Units transferred                                                  222,081           7,654         271,908         474,391
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                  26,107         (64,049)        584,753       1,485,967
Beginning units                                                          487,732       1,102,957       1,631,316       2,857,130
                                                                   -------------   -------------   -------------   -------------
Ending units                                                             513,839       1,038,908       2,216,069       4,343,097
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.52% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                     (63,226)         (9,107)              -               -
      Units transferred                                                   53,094            (331)              -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                 (10,132)         (9,438)              -               -
Beginning units                                                           43,620          70,526               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                              33,488          61,088               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.55% :
      Units sold                                                               -               -         114,281         260,255
      Units redeemed                                                           -               -          (3,705)        (12,840)
      Units transferred                                                        -               -          60,109          48,090
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -         170,685         295,505
Beginning units                                                                -               -          34,143          83,099
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -         204,828         378,604
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.65% :
      Units sold                                                               -               -         896,516       1,977,158
      Units redeemed                                                           -               -        (354,881)       (592,685)
      Units transferred                                                        -               -         (33,647)        819,602
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -         507,988       2,204,075
Beginning units                                                                -               -       5,213,111       7,910,311
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -       5,721,099      10,114,386
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.70% :
      Units sold                                                               -               -          24,341          96,902
      Units redeemed                                                           -               -            (115)         (2,635)
      Units transferred                                                        -               -           4,303          28,333
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -          28,529         122,600
Beginning units                                                                -               -          12,752          43,901
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -          41,281         166,501
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.95% :
      Units sold                                                               -               -          74,990         242,183
      Units redeemed                                                           -               -            (424)        (14,003)
      Units transferred                                                        -               -          18,429          74,941
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -          92,995         303,121
Beginning units                                                                -               -          19,273          68,214
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -         112,268         371,335
                                                                   =============   =============   =============   =============


                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                  (Continued)

                                                                     Balanced      Conservative      Large Cap       Large Cap
                                                                      Growth          Growth           Growth        Composite
                                                                     Strategy        Strategy        Portfolio       Portfolio
                                                                     (Class 2)       (Class 2)       (Class 2)       (Class 2)
                                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $     379,094   $     692,002   $    (597,658)  $    (217,725)
      Net realized gains (losses) from securities
          transactions                                                  (700,172)       (283,577)     (2,636,794)     (1,172,729)
      Change in net unrealized appreciation
          (depreciation) of investments                               (6,503,170)     (1,657,932)     (2,186,715)     (1,163,485)
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from operations               (6,824,248)     (1,249,507)     (5,421,167)     (2,553,939)
                                                                   -------------   -------------   -------------   -------------
From capital transactions
          Net proceeds from units sold                                47,837,113      31,743,233      10,459,772       5,978,323
          Cost of units redeemed                                     (12,486,215)     (9,449,368)     (2,400,970)     (1,213,975)
          Annuity benefit payments                                             0               0               0               0
          Net transfers                                               27,885,834      44,468,994       5,613,432         788,713
          Contract maintenance charge                                    (34,992)        (22,483)         (8,455)         (3,896)
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from capital transactions     63,201,740      66,740,376      13,663,779       5,549,165
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in net assets                                     56,377,492      65,490,869       8,242,612       2,995,226
Net assets at beginning of period                                    123,147,411      81,208,456      37,007,912      15,328,272
                                                                   -------------   -------------   -------------   -------------
Net assets at end of period                                        $ 179,524,903   $ 146,699,325   $  45,250,524   $  18,323,498
                                                                   =============   =============   =============   =============
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
      Units sold                                                       1,652,479         966,516         471,874         349,152
      Units redeemed                                                    (298,959)       (276,340)       (109,068)        (47,985)
      Units transferred                                                  652,282       1,150,335         336,585          95,903
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                               2,005,802       1,840,511         699,391         397,070
Beginning units                                                        2,986,333       2,052,055         883,516         404,780
                                                                   -------------   -------------   -------------   -------------
Ending units                                                           4,992,135       3,892,566       1,582,907         801,850
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.52% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                       -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.55% :
      Units sold                                                         245,657         213,941         152,200          66,532
      Units redeemed                                                     (12,473)        (32,110)         (2,677)           (778)
      Units transferred                                                  152,384         179,175          63,720           6,200
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                            385,568         361,006         213,243          71,954
Beginning units                                                           91,728          22,358          13,658           1,625
                                                                   -------------   -------------   -------------   -------------
Ending units                                                             477,296         383,364         226,901          73,579
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.65% :
      Units sold                                                       1,713,916       1,208,771         859,463         328,148
      Units redeemed                                                    (608,158)       (436,731)       (254,059)       (115,746)
      Units transferred                                                1,196,086       1,962,859         394,030          29,262
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                          2,301,844       2,734,899         999,434         241,664
Beginning units                                                        5,836,193       3,942,972       3,760,070       1,320,387
                                                                   -------------   -------------   -------------   -------------
Ending units                                                           8,138,037       6,677,871       4,759,504       1,562,051
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.70% :
      Units sold                                                         117,822          65,612          41,861          11,024
      Units redeemed                                                     (29,331)         (2,682)           (461)            (91)
      Units transferred                                                   98,987          43,240          (3,648)          1,123
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                            187,478         106,170          37,752          12,056
Beginning units                                                           34,554          28,828          14,466           4,044
                                                                   -------------   -------------   -------------   -------------
Ending units                                                             222,032         134,998          52,218          16,100
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.95% :
      Units sold                                                          73,011          49,036          21,934          47,116
      Units redeemed                                                     (49,560)         (1,459)           (557)            (18)
      Units transferred                                                   84,976         150,121          27,103         (32,814)
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                            108,427         197,698          48,480          14,284
Beginning units                                                           64,966          25,766           9,172           4,539
                                                                   -------------   -------------   -------------   -------------
Ending units                                                             173,393         223,464          57,652          18,823
                                                                   =============   =============   =============   =============
                                                                     Large Cap        Mid Cap         Mid Cap
                                                                       Value           Growth          Value         Small Cap
                                                                     Portfolio       Portfolio       Portfolio       Portfolio
                                                                     (Class 2)       (Class 2)       (Class 2)       (Class 2)
                                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $    (683,906)  $    (491,893)  $    (692,931)  $    (444,633)
      Net realized gains (losses) from securities
          transactions                                                (2,733,954)     (2,778,622)     (1,045,541)     (2,473,922)
      Change in net unrealized appreciation
          (depreciation) of investments                               (6,064,939)     (2,341,495)     (7,237,388)     (4,582,114)
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from operations               (9,482,799)     (5,612,010)     (8,975,860)     (7,500,669)
                                                                   -------------   -------------   -------------   -------------
From capital transactions
          Net proceeds from units sold                                12,689,592       7,997,739      11,799,049      10,061,576
          Cost of units redeemed                                      (3,849,161)     (1,967,659)     (3,887,121)     (1,959,113)
          Annuity benefit payments                                             0               0               0               0
          Net transfers                                                5,269,402         947,083        (137,031)       (841,348)
          Contract maintenance charge                                    (11,066)         (7,979)        (11,078)         (6,690)
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from capital transactions     14,098,767       6,969,184       7,763,819       7,254,425
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in net assets                                      4,615,968       1,357,174      (1,212,041)       (246,244)
Net assets at beginning of period                                     52,651,828      34,553,224      50,248,919      31,232,150
                                                                   -------------   -------------   -------------   -------------
Net assets at end of period                                        $  57,267,796   $  35,910,398   $  49,036,878   $  30,985,906
                                                                   =============   =============   =============   =============
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
      Units sold                                                         459,691         238,503         300,758         417,972
      Units redeemed                                                    (120,711)        (41,480)        (85,200)        (86,145)
      Units transferred                                                  225,490          64,169         165,890          50,083
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                 564,470         261,192         381,448         381,910
Beginning units                                                        1,003,046         563,531         671,549         579,987
                                                                   -------------   -------------   -------------   -------------
Ending units                                                           1,567,516         824,723       1,052,997         961,897
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.52% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                       -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.55% :
      Units sold                                                         145,933          84,366          68,345          98,660
      Units redeemed                                                      (3,111)         (1,152)           (845)         (1,257)
      Units transferred                                                   80,821          54,632          31,550          47,707
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                            223,643         137,846          99,050         145,110
Beginning units                                                           11,012           6,321           3,389           5,767
                                                                   -------------   -------------   -------------   -------------
Ending units                                                             234,655         144,167         102,439         150,877
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.65% :
      Units sold                                                         630,828         402,261         439,393         610,405
      Units redeemed                                                    (288,690)       (157,407)       (205,980)       (157,841)
      Units transferred                                                  209,182         (23,087)       (252,103)       (208,123)
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                            551,320         221,767         (18,690)        244,441
Beginning units                                                        3,640,453       2,242,813       2,540,248       2,401,029
                                                                   -------------   -------------   -------------   -------------
Ending units                                                           4,191,773       2,464,580       2,521,558       2,645,470
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.70% :
      Units sold                                                          42,222          25,064          25,758          35,399
      Units redeemed                                                        (497)         (1,071)           (314)           (227)
      Units transferred                                                      455           1,940            (398)          4,376
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                             42,180          25,933          25,046          39,548
Beginning units                                                           13,481          25,874           5,255           4,412
                                                                   -------------   -------------   -------------   -------------
Ending units                                                              55,661          51,807          30,301          43,960
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.95% :
      Units sold                                                          50,927          46,112          39,766          48,956
      Units redeemed                                                        (552)           (309)           (372)           (557)
      Units transferred                                                   (1,093)        (15,293)          1,695          (9,918)
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                             49,282          30,510          41,089          38,481
Beginning units                                                            7,302           5,370           5,208           5,097
                                                                   -------------   -------------   -------------   -------------
Ending units                                                              56,584          35,880          46,297          43,578
                                                                   =============   =============   =============   =============


                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                  (Continued)

                                                                   International    Diversified        Cash            Focus
                                                                       Equity       Fixed Income    Management         Growth
                                                                     Portfolio       Portfolio       Portfolio       Portfolio
                                                                     (Class 2)       (Class 2)       (Class 2)       (Class 2)
                                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $    (321,130)  $  (1,039,774)  $     (95,890)  $    (505,856)
      Net realized gains (losses) from securities
          transactions                                                  (960,532)        998,173        (110,430)     (2,777,705)
      Change in net unrealized appreciation
          (depreciation) of investments                               (2,916,372)      6,541,040        (222,118)     (1,938,417)
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from operations               (4,198,034)      6,499,439        (428,438)     (5,221,978)
                                                                   -------------   -------------   -------------   -------------
From capital transactions
          Net proceeds from units sold                                 8,507,403      34,683,105      36,716,286      10,032,460
          Cost of units redeemed                                      (1,215,094)     (9,325,567)    (24,072,530)     (3,535,948)
          Annuity benefit payments                                             0               0               0               0
          Net transfers                                                4,117,379      58,753,369       5,939,321       1,709,778
          Contract maintenance charge                                     (4,413)        (14,850)         (6,463)        (11,356)
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from capital transactions     11,405,275      84,096,057      18,576,614       8,194,934
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in net assets                                      7,207,241      90,595,496      18,148,176       2,972,956
Net assets at beginning of period                                     22,913,462      51,800,174      31,893,473      33,702,315
                                                                   -------------   -------------   -------------   -------------
Net assets at end of period                                        $  30,120,703   $ 142,395,670   $  50,041,649   $  36,675,271
                                                                   =============   =============   =============   =============
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
      Units sold                                                         492,006       1,323,374       1,854,910         915,708
      Units redeemed                                                     (53,199)       (418,897)     (1,662,168)       (163,319)
      Units transferred                                                  673,163         881,757         540,533         479,134
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                               1,111,970       1,786,234         733,275       1,231,523
Beginning units                                                        1,039,877       1,670,108       1,208,137         990,386
                                                                   -------------   -------------   -------------   -------------
Ending units                                                           2,151,847       3,456,342       1,941,412       2,221,909
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.52% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                       -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.55% :
      Units sold                                                         173,213         185,846         268,900         189,824
      Units redeemed                                                      (2,173)         (3,321)        (14,057)         (1,108)
      Units transferred                                                   96,732         191,337          28,980          20,111
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                            267,772         373,862         283,823         208,827
Beginning units                                                            3,862           6,446           1,727          12,042
                                                                   -------------   -------------   -------------   -------------
Ending units                                                             271,634         380,308         285,550         220,869
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.65% :
      Units sold                                                         621,973       1,444,107       1,227,278         628,445
      Units redeemed                                                    (146,425)       (395,038)       (544,142)       (472,714)
      Units transferred                                                  320,074       3,998,772        (109,311)       (218,697)
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                            795,622       5,047,841         573,825         (62,966)
Beginning units                                                        1,904,051       3,068,281       1,737,471       4,111,610
                                                                   -------------   -------------   -------------   -------------
Ending units                                                           2,699,673       8,116,122       2,311,296       4,048,644
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.70% :
      Units sold                                                          29,240          70,436          26,539          65,819
      Units redeemed                                                        (877)         (1,285)         (6,664)        (16,310)
      Units transferred                                                   (2,127)         (4,553)         52,971           4,917
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                             26,236          64,598          72,846          54,426
Beginning units                                                            8,133          13,415           2,287          15,022
                                                                   -------------   -------------   -------------   -------------
Ending units                                                              34,369          78,013          75,133          69,448
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.95% :
      Units sold                                                          14,651          25,837          22,605           4,934
      Units redeemed                                                        (153)           (677)            210            (209)
      Units transferred                                                    7,586         148,102          32,172          21,106
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                             22,084         173,262          54,987          25,831
Beginning units                                                              261           1,258             456          16,100
                                                                   -------------   -------------   -------------   -------------
Ending units                                                              22,345         174,520          55,443          41,931
                                                                   =============   =============   =============   =============
                                                                    Focus Growth       Focus           Focus
                                                                     and Income        Value          TechNet         Growth
                                                                     Portfolio       Portfolio       Portfolio       Strategy
                                                                     (Class 2)       (Class 2)       (Class 2)     (Class 3)(1)
                                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $    (246,273)  $     (78,288)  $     (90,078)  $         (25)
      Net realized gains (losses) from securities
          transactions                                                  (777,531)       (904,509)     (2,253,412)            201
      Change in net unrealized appreciation
          (depreciation) of investments                                 (337,604)       (449,274)      1,726,949             793
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from operations               (1,361,408)     (1,432,071)       (616,541)            969
                                                                   -------------   -------------   -------------   -------------
From capital transactions
          Net proceeds from units sold                                 7,119,084       8,865,060       2,080,860          32,007
          Cost of units redeemed                                        (820,995)     (1,247,861)       (844,491)           (137)
          Annuity benefit payments                                             0               0               0               0
          Net transfers                                                3,486,038       1,240,763       4,977,304           3,498
          Contract maintenance charge                                     (3,455)         (2,851)         (2,208)              0
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from capital transactions      9,780,672       8,855,111       6,211,465          35,368
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in net assets                                      8,419,264       7,423,040       5,594,924          36,337
Net assets at beginning of period                                     13,818,473      13,591,403       5,099,065               0
                                                                   -------------   -------------   -------------   -------------
Net assets at end of period                                        $  22,237,737   $  21,014,443   $  10,693,989   $      36,337
                                                                   =============   =============   =============   =============
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
      Units sold                                                         437,925         489,750         375,110               -
      Units redeemed                                                     (18,131)        (20,389)        (52,044)              -
      Units transferred                                                  182,588         196,594         988,850               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                 602,382         665,955       1,311,916               -
Beginning units                                                          349,802         225,323         301,064               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                             952,184         891,278       1,612,980               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.52% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                       -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.55% :
      Units sold                                                          72,053          88,618          40,505               8
      Units redeemed                                                      (1,487)         (1,011)         (1,208)              -
      Units transferred                                                   39,467          13,953          75,889             282
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                            110,033         101,560         115,186             290
Beginning units                                                            3,960           1,916          18,283               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                             113,993         103,476         133,469             290
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.65% :
      Units sold                                                         444,636         334,631         271,768               -
      Units redeemed                                                     (96,641)       (116,456)       (247,403)              -
      Units transferred                                                  282,854         (87,194)        478,849               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                            630,849         130,981         503,214               -
Beginning units                                                        1,303,889       1,017,059       1,092,695               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                           1,934,738       1,148,040       1,595,909               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.70% :
      Units sold                                                          30,292          40,567          41,777           2,541
      Units redeemed                                                      (1,718)         (1,004)           (829)              -
      Units transferred                                                    4,587          (4,211)        206,581               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                             33,161          35,352         247,529           2,541
Beginning units                                                           11,516           6,825           5,105               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                              44,677          42,177         252,634           2,541
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.95% :
      Units sold                                                           8,646          15,001          43,248               8
      Units redeemed                                                        (161)           (222)           (179)              -
      Units transferred                                                    8,804          19,750           4,564               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                             17,289          34,529          47,633               8
Beginning units                                                           10,118          15,685          13,502               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                              27,407          50,214          61,135               8
                                                                   =============   =============   =============   =============


(1)   For the period from November 11, 2002 (inception) to April 30, 2003.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                  (Continued)

                                                                     Moderate        Balanced      Conservative      Large Cap
                                                                      Growth          Growth          Growth          Growth
                                                                     Strategy        Strategy        Strategy        Portfolio
                                                                   (Class 3) (1)   (Class 3) (1)   (Class 3) (1)   (Class 3) (1)
                                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $        (908)  $        (794)  $         (54)  $         (94)
      Net realized gains (losses) from securities
          transactions                                                       284             314             238              83
      Change in net unrealized appreciation
          (depreciation) of investments                                   10,853          16,725           1,496           4,278
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from operations                   10,229          16,245           1,680           4,267
                                                                   -------------   -------------   -------------   -------------
From capital transactions
          Net proceeds from units sold                                   213,448         285,002          30,365          44,945
          Cost of units redeemed                                            (127)           (126)           (297)              0
          Annuity benefit payments                                             0               0               0               0
          Net transfers                                                        0         114,633           1,064               0
          Contract maintenance charge                                          0               0               0               0
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from capital transactions        213,321         399,509          31,132          44,945
                                                                   -------------   -------------   -------------   -------------

Increase (decrease) in net assets                                        223,550         415,754          32,812          49,212
Net assets at beginning of period                                              0               0               0               0
                                                                   -------------   -------------   -------------   -------------
Net assets at end of period                                        $     223,550   $     415,754   $      32,812   $      49,212
                                                                   =============   =============   =============   =============
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                       -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.52% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                       -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.55% :
      Units sold                                                             874          17,239           1,622           3,638
      Units redeemed                                                           -               -             (13)              -
      Units transferred                                                        -               -              85               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                874          17,239           1,694           3,638
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                 874          17,239           1,694           3,638
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.65% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.70% :
      Units sold                                                          16,596           5,918             798              16
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                             16,596           5,918             798              16
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                              16,596           5,918             798              16
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.95% :
      Units sold                                                               8               8               8           3,614
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -           9,344               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  8           9,352               8           3,614
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   8           9,352               8           3,614
                                                                   =============   =============   =============   =============
                                                                     Large Cap       Large Cap        Mid Cap         Mid Cap
                                                                     Composite         Value           Growth          Value
                                                                     Portfolio       Portfolio       Portfolio       Portfolio
                                                                   (Class 3) (1)   (Class 3) (1)   (Class 3) (1)   (Class 3) (1)
                                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $         (11)  $         (93)  $         (71)  $         (60)
      Net realized gains (losses) from securities
          transactions                                                        83             112             203              97
      Change in net unrealized appreciation
          (depreciation) of investments                                        4           4,815           3,146           2,200
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from operations                       76           4,834           3,278           2,237
                                                                   -------------   -------------   -------------   -------------
From capital transactions
          Net proceeds from units sold                                     2,223          44,917          39,808          41,759
          Cost of units redeemed                                               0               0               0               0
          Annuity benefit payments                                             0               0               0               0
          Net transfers                                                        0               0               0               0
          Contract maintenance charge                                          0               0               0               0
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from capital transactions          2,223          44,917          39,808          41,759
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in net assets                                          2,299          49,751          43,086          43,996
Net assets at beginning of period                                              0               0               0               0
                                                                   -------------   -------------   -------------   -------------
Net assets at end of period                                        $       2,299   $      49,751   $      43,086   $      43,996
                                                                   =============   =============   =============   =============
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                       -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.52% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                       -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.55% :
      Units sold                                                             281           2,728           3,501           3,525
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                281           2,728           3,501           3,525
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                 281           2,728           3,501           3,525
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.65% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.70% :
      Units sold                                                              14              12              11               9
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                 14              12              11               9
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                  14              12              11               9
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.95% :
      Units sold                                                              14           2,691             688               9
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                 14           2,691             688               9
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                  14           2,691             688               9
                                                                   =============   =============   =============   =============


(1)   For the period from November 11, 2002 (inception) to April 30, 2003.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2003
                                  (Continued)

                                                                                   International    Diversified        Cash
                                                                     Small Cap         Equity       Fixed Income    Management
                                                                     Portfolio       Portfolio       Portfolio       Portfolio
                                                                   (Class 3)(1)    (Class 3)(1)    (Class 3)(1)    (Class 3)(1)
                                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $         (34)  $         (86)  $      (3,111)  $      (1,807)
      Net realized gains (losses) from securities
          transactions                                                       101              44           1,133              48
      Change in net unrealized appreciation
          (depreciation) of investments                                    1,663           4,203          16,386             151
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from operations                    1,730           4,161          14,408          (1,608)
                                                                   -------------   -------------   -------------   -------------
From capital transactions
          Net proceeds from units sold                                    23,634          54,931       1,551,838         433,065
          Cost of units redeemed                                               0               0        (251,838)            (66)
          Annuity benefit payments                                             0               0               0               0
          Net transfers                                                        0               0         412,854        (182,893)
          Contract maintenance charge                                          0               0               0               0
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from capital transactions         23,634          54,931       1,712,854         250,106
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in net assets                                         25,364          59,092       1,727,262         248,498
Net assets at beginning of period                                              0               0               0               0
                                                                   -------------   -------------   -------------   -------------
Net assets at end of period                                        $      25,364   $      59,092   $   1,727,262   $     248,498
                                                                   =============   =============   =============   =============
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                       -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.52% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                       -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.55% :
      Units sold                                                           3,095           8,801          98,642             333
      Units redeemed                                                           -               -         (22,246)             (6)
      Units transferred                                                        -               -          20,355             (52)
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                              3,095           8,801          96,751             275
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                               3,095           8,801          96,751             275
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.65% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.70% :
      Units sold                                                              13              17          36,523           5,144
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                 13              17          36,523           5,144
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                  13              17          36,523           5,144
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.95% :
      Units sold                                                              13           1,344           1,874          34,649
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -          16,196         (16,925)
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                 13           1,344          18,070          17,724
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                  13           1,344          18,070          17,724
                                                                   =============   =============   =============   =============
                                                                       Focus       Focus Growth        Focus           Focus
                                                                       Growth       and Income         Value          TechNet
                                                                     Portfolio       Portfolio       Portfolio       Portfolio
                                                                    (Class 3)(1)    (Class 3)(1)   (Class 3)(1)    (Class 3)(1)*
                                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)                                       $         (17)  $        (116)  $         (56)  $          (3)
      Net realized gains (losses) from securities
          transactions                                                        78              58             133             192
      Change in net unrealized appreciation
          (depreciation) of investments                                      281           5,667           1,142              49
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from operations                      342           5,609           1,219             238
                                                                   -------------   -------------   -------------   -------------
From capital transactions
          Net proceeds from units sold                                     6,235          71,299          15,552             116
          Cost of units redeemed                                               0               0               0               0
          Annuity benefit payments                                             0               0               0               0
          Net transfers                                                        0               0               0               0
          Contract maintenance charge                                          0               0               0               0
                                                                   -------------   -------------   -------------   -------------
      Increase (decrease) in net assets from capital transactions          6,235          71,299          15,552             116
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in net assets                                          6,577          76,908          16,771             354
Net assets at beginning of period                                              0               0               0               0
                                                                   -------------   -------------   -------------   -------------
Net assets at end of period                                        $       6,577   $      76,908   $      16,771   $         354
                                                                   =============   =============   =============   =============
ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                       -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.52% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase (decrease) in units outstanding                                       -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.55% :
      Units sold                                                              19           9,721           1,339              43
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                 19           9,721           1,339              43
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                  19           9,721           1,339              43
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.65% :
      Units sold                                                               -               -               -               -
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                  -               -               -               -
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                   -               -               -               -
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.70% :
      Units sold                                                           1,141             558             442              42
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                              1,141             558             442              42
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                               1,141             558             442              42
                                                                   =============   =============   =============   =============
Contracts with total expenses of 1.95% :
      Units sold                                                              19              15              12              42
      Units redeemed                                                           -               -               -               -
      Units transferred                                                        -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Increase in units outstanding                                                 19              15              12              42
Beginning units                                                                -               -               -               -
                                                                   -------------   -------------   -------------   -------------
Ending units                                                                  19              15              12              42
                                                                   =============   =============   =============   =============


(1)   For the period from November 11, 2002 (inception) to April 30, 2003.

* Increase relates to net assets retained in Variable Annuity Account Five by AIG SunAmerica Life Assurance Company.

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION

      Variable Annuity Account Five of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company for 2002. Effective March 1, 2003, the Company is using its new name exclusively. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

      The Separate Account offers the following products: Seasons, Seasons Select, Seasons Select II, Seasons Advisor, Seasons Triple Elite and Seasons Advisor II. Seasons Advisor II is a new product that was launched on November 11, 2002. Seasons Advisor and Seasons Triple Elite were launched in the prior fiscal year on October 1, 2001 and December 10, 2001, respectively. The products offer investments in different classes of shares of the portfolios of the Seasons Series Trust (the "Trust"). The primary difference between the classes is Class 2 and Class 3 shares are subject to 12b-1 fees of 0.15% and 0.25%, respectively, of each classes' average daily net assets, while Class 1 shares are not subject to 12b-1 fees.

      The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

      The Separate Account is composed of four Class 1, four Class 2 and four Class 3 multi-managed variable investment strategies (the "Strategies"), nine Class 1, nine Class 2 and nine Class 3 variable portfolios (the "Select Portfolios"), and one Class 1, four Class 2 and four Class 3 focused portfolios (the "Focused Portfolios"), each with a distinct investment objective. The Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Trust and in two other portfolios of the Trust. Each of the Select Portfolios and the Focused Portfolios is invested solely in the shares of a designated portfolio of the Trust. The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in its investment

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION (continued)

      activities. The contract holder may elect to have payments allocated to any of seven guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account.

      The financial statements include balances allocated by the participant to the Strategies, Select Portfolios and Focused Portfolios and do not include balances allocated to the General Account.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

      FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

      USE OF ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

      RESERVES FOR ANNUITY CONTRACTS ON BENEFITS: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, AIG SunAmerica Life Assurance Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to AIG SunAmerica Life Assurance Company.

      Annuity reserves are calculated according to the Annuity 2000 Mortality Table, the 1971 Individual Annuity Mortality Table, and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization.

3.    CHARGES AND DEDUCTIONS

      Charges and deductions are applied against the current value of the Separate Account and are paid as follows.

      WITHDRAWAL CHARGE: Contracts without the Seasons Rewards Program provide that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of 9% of any amount withdrawn that exceed the free withdrawal amount.

      The Seasons Rewards Program adds an amount to the contract (an "Initial Payment Enhancement") each time a purchase payment is submitted. An Initial Payment Enhancement is calculated as a percentage of each Purchase Payment. The minimum Initial Payment Enhancement is 2.00% of each Purchase Payment. Additionally, a discretionary amount may be added to the contract. If offered and elected, the maximum withdrawal charge for contracts with this option is 9% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

      CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $35 ($30 in North Dakota and Utah) is charged against certain contracts issued, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contracts. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.    CHARGES AND DEDUCTIONS (continued)

      MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis. The total annual rate of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, depending on the benefit options elected for each product, is as follows:
      Seasons 1.25%, Seasons Select 1.25% or 1.37%, Seasons Select II and Seasons Advisor 1.25% or 1.50%, Seasons Triple Elite 1.40%, 1.55% or 1.80% and Seasons Advisor II 1.40%, 1.55% or 1.80%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

      DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not enough to cover the cost of distributing the contract, the Company will bear the loss.

      TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

      INCOME PROTECTOR FEE: The optional Income Protector Program, offered with certain contracts, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is 0.10% of the Income Benefit Base, deducted annually from the contract value, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for purchase payments, proportional withdrawals, fees and charges.

      CAPITAL PROTECTOR FEE: The optional Capital Protector Program offered in Seasons Select II and Seasons Triple Elite, provides a guaranteed minimum contract value at the end of an applicable waiting period. The fee is from 0.10% to 0.55% of the contract value including purchase payments received prior to the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.    CHARGES AND DEDUCTIONS (continued)

      PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range from 0% to 3.5%. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

      SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.    PURCHASES AND SALES OF INVESTMENTS

      The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the period ended April 30, 2004 consist of the following:

                                                          Cost of Shares   Proceeds from
                   Variable Accounts                         Acquired       Shares Sold
                   -----------------                      --------------   -------------
Multi-Managed Growth Portfolio (Class 1)                  $    5,023,642   $   9,389,722
Multi-Managed Moderate Growth Portfolio (Class 1)              6,956,036      11,505,816
Multi-Managed Income/Equity Portfolio (Class 1)                5,831,739       8,523,894
Multi-Managed Income Portfolio (Class 1)                       6,798,067       9,269,631
Asset Allocation: Diversified Growth Portfolio (Class 1)       8,237,059      20,090,953
Stock Portfolio (Class 1)                                      5,710,867      18,370,349
Large Cap Growth Portfolio (Class 1)                           2,413,969       3,503,693
Large Cap Composite Portfolio (Class 1)                        1,146,547       1,619,803
Large Cap Value Portfolio (Class 1)                            2,067,789       2,565,464
Mid Cap Growth Portfolio (Class 1)                             2,921,967       3,849,687
Mid Cap Value Portfolio (Class 1)                              3,139,564       3,996,295
Small Cap Portfolio (Class 1)                                  5,910,933       6,317,679
International Equity Portfolio (Class 1)                       1,910,624       1,774,453
Diversified Fixed Income Portfolio (Class 1)                   3,526,402       8,462,702
Cash Management Portfolio (Class 1)                           10,266,075      12,905,119
Focus Growth Portfolio (Class 1)                               1,829,724       1,993,454
Multi-Managed Growth Portfolio (Class 2)                      24,384,383       7,847,999
Multi-Managed Moderate Growth Portfolio (Class 2)             49,365,396      11,636,077
Multi-Managed Income/Equity Portfolio (Class 2)               48,160,760       6,625,491
Multi-Managed Income Portfolio (Class 2)                      41,997,748      17,515,093
Asset Allocation: Diversified Growth Portfolio (Class 2)      67,387,382      24,531,808
Stock Portfolio (Class 2)                                     51,950,335      22,785,980
Large Cap Growth Portfolio (Class 2)                          22,183,485       5,751,486
Large Cap Composite Portfolio (Class 2)                        9,474,988       4,314,267
Large Cap Value Portfolio (Class 2)                           25,597,808       6,980,292
Mid Cap Growth Portfolio (Class 2)                            28,891,646       9,703,775
Mid Cap Value Portfolio (Class 2)                             24,013,046       7,702,262
Small Cap Portfolio (Class 2)                                 33,088,974      12,957,206
International Equity Portfolio (Class 2)                      48,467,281      30,070,457
Diversified Fixed Income Portfolio (Class 2)                  41,866,816      52,367,447
Cash Management Portfolio (Class 2)                           90,225,891      90,911,914
Focus Growth Portfolio (Class 2)                              26,318,370       9,385,323
Focus Growth and Income Portfolio (Class 2)                   29,256,964       8,305,482

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.    PURCHASES AND SALES OF INVESTMENTS (continued)

                                                          Cost of Shares   Proceeds from
                   Variable Accounts                         Acquired       Shares Sold
                   -----------------                      --------------   -------------
Focus Value Portfolio (Class 2)                           $   25,585,646   $   7,410,043
Focus TechNet Portfolio (Class 2)                             24,351,984      13,039,057
Multi-Managed Growth Portfolio (Class 3)                       5,597,181         177,921
Multi-Managed Moderate Growth Portfolio (Class 3)             14,288,697         323,486
Multi-Managed Income/Equity Portfolio (Class 3)               13,413,607         776,380
Multi-Managed Income Portfolio (Class 3)                      10,885,438         944,099
Asset Allocation: Diversified Growth Portfolio (Class 3)      19,924,326         967,839
Stock Portfolio (Class 3)                                     15,649,100         755,468
Large Cap Growth Portfolio (Class 3)                           7,406,457         262,238
Large Cap Composite Portfolio (Class 3)                        3,169,248         536,995
Large Cap Value Portfolio (Class 3)                            7,621,060         499,601
Mid Cap Growth Portfolio (Class 3)                             7,830,934         411,076
Mid Cap Value Portfolio (Class 3)                              6,895,396         200,125
Small Cap Portfolio (Class 3)                                  8,580,424       1,351,312
International Equity Portfolio (Class 3)                      12,935,270       7,491,001
Diversified Fixed Income Portfolio (Class 3)                  12,688,995       4,457,744
Cash Management Portfolio (Class 3)                           20,135,248      13,828,899
Focus Growth Portfolio (Class 3)                               9,331,489         654,752
Focus Growth and Income Portfolio (Class 3)                    9,677,923         624,422
Focus Value Portfolio (Class 3)                                5,856,698         267,934
Focus TechNet Portfolio (Class 3)                              4,985,907         448,717

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES

A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the periods ended April 30, 2004, 2003 and 2002, follows:

                                                                    For the Year Ended April 30
                  At April 30
      --------------------------------------------------
                          Unit Fair Value                  Expense Ratio    Investment      Total Return
                              Lowest to       Net Assets       Lowest         Income         Lowest to
 Year     Units            Highest ($) (7)       ($)       to Highest (1)    Ratio (2)       Highest (3)
 ----     -----            ---------------    ----------   --------------   ----------  ---------------------
Growth Strategy (Class 1)
2004     7,772,716        14.87  to  14.96   116,291,111   1.40% to 1.52%      0.81%     17.04%  to    17.18%
2003     8,388,728        12.71  to  12.77   107,107,897   1.40% to 1.52%      1.10%    -11.41%  to   -11.30%
2002    10,908,140        14.34  to  14.40   157,031,366   1.40% to 1.52%      3.18%    -15.71%  to   -15.61%

Moderate Growth Strategy (Class 1)
2004     8,455,950        14.71  to  14.80   125,160,639   1.40% to 1.52%      1.15%     14.75%  to    14.89%
2003     9,209,776        12.82  to  12.88   118,653,181   1.40% to 1.52%      1.43%     -9.35%  to    -9.24%
2002    11,717,719        14.15  to  14.20   166,340,750   1.40% to 1.52%      4.38%    -13.00%  to   -12.89%

Balanced Growth Strategy (Class 1)
2004     6,719,426        14.38  to  14.47    97,222,088   1.40% to 1.52%      1.53%     11.84%  to    11.97%
2003     7,403,724        12.86  to  12.92    95,672,898   1.40% to 1.52%      1.77%     -5.99%  to    -5.88%
2002     8,709,189        13.68  to  13.73   119,574,001   1.40% to 1.52%      6.57%     -8.48%  to    -8.37%

Conservative Growth Strategy (Class 1)
2004     5,093,757        14.21  to  14.30    72,807,120   1.40% to 1.52%      1.98%      9.23%  to     9.37%
2003     5,702,169        13.01  to  13.07    74,525,952   1.40% to 1.52%      2.08%     -2.90%  to    -2.78%
2002     6,350,294        13.39  to  13.44    85,371,281   1.40% to 1.52%     10.18%     -5.01%  to    -4.90%

Large Cap Growth Portfolio (Class 1)
2004     1,832,151         7.34  to   8.14    14,801,993   1.40% to 1.52%      0.00%     19.05%  to    19.20%
2003     1,955,050         6.16  to   6.83    13,238,748   1.40% to 1.52%      0.00%    -14.15%  to   -14.04%
2002     2,480,659         7.18  to   7.95    19,546,687   1.40% to 1.52%      0.00%    -21.62%  to   -21.52%

Large Cap Composite Portfolio (Class 1)
2004       554,166         8.13  to   8.86     4,898,313   1.40% to 1.52%      0.19%     18.48%  to    18.62%
2003       604,695         6.86  to   7.47     4,502,484   1.40% to 1.52%      0.34%    -15.98%  to   -15.88%
2002       694,260         8.16  to   8.88     6,145,402   1.40% to 1.52%      0.03%    -14.97%  to   -14.86%

Large Cap Value Portfolio (Class 1)
2004     1,184,464        11.18  to  11.71    13,848,855   1.40% to 1.52%      0.85%     23.56%  to    23.71%
2003     1,223,417         9.05  to   9.47    11,563,105   1.40% to 1.52%      0.30%    -16.47%  to   -16.37%
2002     1,523,447        10.84  to  11.32    17,218,760   1.40% to 1.52%      0.54%     -8.53%  to    -8.42%

Mid Cap Growth Portfolio (Class 1)
2004     1,069,700        12.66  to  13.82    14,699,391   1.40% to 1.52%      0.00%     34.27%  to    34.43%
2003     1,117,955         9.43  to  10.28    11,426,013   1.40% to 1.52%      0.00%    -15.93%  to   -15.83%
2002     1,472,485        11.21  to  12.21    17,888,985   1.40% to 1.52%      0.00%    -10.98%  to   -10.87%

Mid Cap Value Portfolio (Class 1)
2004       784,173        17.02  to  17.35    13,592,602   1.40% to 1.52%      0.71%     31.22%  to    31.38%
2003       834,622        12.97  to  13.20    11,011,900   1.40% to 1.52%      0.20%    -15.80%  to   -15.69%
2002     1,101,922        15.41  to  15.66    17,237,519   1.40% to 1.52%      0.70%     10.07%  to    10.20%

Small Cap Portfolio (Class 1)
2004     1,048,562        10.01  to  10.44    10,920,489   1.40% to 1.52%      0.00%     28.41%  to    28.57%
2003     1,068,628         7.80  to   8.12     8,656,121   1.40% to 1.52%      0.00%    -22.59%  to   -22.50%
2002     1,348,181        10.07  to  10.48    14,095,807   1.40% to 1.52%      0.00%     -6.64%  to    -6.52%

International Equity Portfolio (Class 1)
2004     1,000,273         7.31  to   7.86     7,843,631   1.40% to 1.52%      1.00%     34.15%  to    34.31%
2003       990,752         5.45  to   5.85     5,783,950   1.40% to 1.52%      0.42%    -24.84%  to   -24.75%
2002     1,166,987         7.25  to   7.78     9,048,213   1.40% to 1.52%      0.00%    -19.13%  to   -19.04%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

                                                                         For the Year Ended April 30
                            At April 30
         --------------------------------------------------
                       Unit Fair Value                        Expense Ratio    Investment        Total Return
                          Lowest to              Net Assets       Lowest         Income           Lowest to
Year     Units         Highest ($) (7)              ($)       to Highest (1)    Ratio (2)        Highest (3)
----     -----        ----------------           ----------   --------------   ----------     -------------------
Diversified Fixed Income Portfolio (Class 1)
2004   1,056,123   11.53  to   11.74             12,385,587    1.40% to 1.52%     2.45%       -0.42%  to   -0.30%
2003   1,489,314   11.57  to   11.77             17,520,349    1.40% to 1.52%     0.48%        7.55%  to    7.68%
2002   1,411,919   10.76  to   10.93             15,426,164    1.40% to 1.52%     3.00%        3.26%  to    3.39%

Cash Management Portfolio (Class 1)
2004     303,221   10.60  to   10.67              3,235,873    1.40% to 1.52%     0.81%       -1.23%  to   -1.09%
2003     547,327   10.73  to   10.79              5,904,008    1.40% to 1.52%     1.32%       -0.75%  to   -0.61%
2002     531,352   10.81  to   10.86              5,766,910    1.40% to 1.52%     0.64%        0.60%  to    0.71%

Focus Growth Portfolio (Class 1)
2004   1,101,057    6.73  to    7.17              7,873,424    1.40% to 1.52%     0.00%       27.97%  to   28.12%
2003   1,099,996    5.26  to    5.60              6,135,879    1.40% to 1.52%     0.00%      -15.11%  to  -15.00%
2002   1,173,483    6.20  to    6.58              7,699,685    1.40% to 1.52%     0.00%      -14.01%  to  -13.90%

Growth Strategy (Class 2)
2004  10,609,338   14.82  to   14.88 (8)        157,034,208    1.40% to 1.95%     0.72%       16.37%  to   17.01%
2003   8,295,545   12.64  to   12.81            105,045,110    1.40% to 1.95%     1.10%      -12.01%  to  -11.43%
2002   6,910,595   14.30  to   14.48             98,937,250    1.40% to 1.95%     1.19%      -15.96%  to   -4.75% (5)

Moderate Growth Strategy (Class 2)
2004  19,965,290   14.52  to   14.72            292,196,592    1.40% to 1.95%     1.07%       14.09%  to   14.72%
2003  15,373,923   12.73  to   12.83            196,419,224    1.40% to 1.95%     1.49%       -9.89%  to   -9.40%
2002  10,962,655   14.11  to   14.16            154,852,713    1.40% to 1.95%     1.57%      -13.25%  to   -4.51% (5)

Balanced Growth Strategy (Class 2)
2004  18,767,867   14.23  to   14.39            268,615,260    1.40% to 1.95%     1.48%       11.20%  to   11.81%
2003  14,002,893   12.79  to   12.87            179,524,903    1.40% to 1.95%     1.79%       -6.55%  to   -6.03%
2002   9,013,774   13.64  to   13.70            123,147,411    1.40% to 1.95%     1.97%       -8.77%  to   -3.25% (5)

Conservative Growth Strategy (Class 2)
2004  13,601,996   14.17  to   14.21 (8)        192,367,449    1.40% to 1.95%     1.92%        8.61%  to    9.21%
2003  11,312,263   12.93  to   13.11            146,699,325    1.40% to 1.95%     2.13%       -3.46%  to   -2.94%
2002   6,071,979   13.35  to   13.53             81,208,456    1.40% to 1.95%     2.47%       -5.31%  to   -0.98% (5)

Large Cap Growth Portfolio (Class 2)
2004   8,958,148    8.01  to    8.10             72,131,748    1.40% to 1.95%     0.00%       18.37%  to   19.02%
2003   6,679,182    6.77  to    6.81             45,250,524    1.40% to 1.95%     0.00%      -14.64%  to  -14.18%
2002   4,680,882    7.90  to    7.95             37,007,912    1.40% to 1.95%     0.00%      -21.84%  to   -9.76% (5)

Large Cap Composite Portfolio (Class 2)
2004   3,143,934    8.74  to    8.81 (8)         27,564,090    1.40% to 1.95%     0.07%       17.80%  to   18.45%
2003   2,472,403    7.39  to    7.45             18,323,498    1.40% to 1.95%     0.20%      -16.46%  to  -16.00%
2002   1,735,375    8.82  to    8.88             15,328,272    1.40% to 1.95%     0.00%      -15.19%  to   -5.80% (5)

Large Cap Value Portfolio (Class 2)
2004   7,891,730   11.22  to   11.65             91,234,932    1.40% to 1.95%     0.75%       22.85%  to   23.52%
2003   6,106,189    9.13  to    9.43             57,267,796    1.40% to 1.95%     0.27%      -16.95%  to  -16.50%
2002   4,675,294   11.00  to   11.30             52,651,828    1.40% to 1.95%     0.43%       -8.79%  to   -5.42% (5)

Mid Cap Growth Portfolio (Class 2)
2004   5,124,765   13.66  to   13.75 (8)         70,053,839    1.40% to 1.95%     0.00%       33.50%  to   34.23%
2003   3,521,157   10.18  to   10.28             35,910,398    1.40% to 1.95%     0.00%      -16.40%  to  -15.95%
2002   2,843,909   12.14  to   12.25             34,553,224    1.40% to 1.95%     0.00%      -11.22%  to   -1.75% (5)

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

                                                                             For the Year Ended April 30
                            At April 30
         --------------------------------------------------
                    Unit Fair Value                           Expense Ratio    Investment           Total Return
                      Lowest to                  Net Assets       Lowest         Income               Lowest to
Year     Units      Highest ($) (7)                 ($)       to Highest (1)    Ratio (2)            Highest (3)
----     -----     -----------------             ----------   --------------   ----------    ---------------------------
Mid Cap Value Portfolio (Class 2)
2004   4,849,209   16.10  to   17.26             82,845,283   1.40% to 1.95%      0.60%       30.47%     to       31.19%
2003   3,753,592   12.34  to   13.16             49,036,878   1.40% to 1.95%      0.16%      -16.27%     to      -15.82%
2002   3,225,649   14.73  to   15.63             50,248,919   1.40% to 1.95%      0.59%        2.88% (5) to       10.04%

Small Cap Portfolio (Class 2)
2004   5,957,810   10.30  to   10.39 (8)         61,539,737   1.40% to 1.95%      0.00%       27.67%     to       28.37%
2003   3,845,782    8.04  to    8.12             30,985,906   1.40% to 1.95%      0.00%      -23.03%     to      -22.61%
2002   2,996,292   10.42  to   10.51             31,232,150   1.40% to 1.95%      0.00%       -6.89%     to        2.01% (5)

International Equity Portfolio (Class 2)
2004   7,613,301    7.76  to    7.82 (8)         59,260,099   1.40% to 1.95%      0.88%       33.38%     to       34.10%
2003   5,179,868    5.80  to    5.83             30,120,703   1.40% to 1.95%      0.23%      -25.25%     to      -24.96%
2002   2,956,184    7.74  to    7.79             22,913,462   1.40% to 1.95%      0.00%      -19.32%     to       -1.39% (5)

Diversified Fixed Income Portfolio (Class 2)
2004  11,202,717   11.25  to   11.68            129,845,199   1.40% to 1.95%      2.22%       -0.99%     to       -0.45%
2003  12,205,305   11.36  to   11.73            142,395,670   1.40% to 1.95%      0.47%        6.97%     to        7.52%
2002   4,759,508   10.62  to   10.91             51,800,174   1.40% to 1.95%      3.18%       -1.36% (5) to        3.24%

Cash Management Portfolio (Class 2)
2004   4,648,052   10.50  to   10.62             49,137,559   1.40% to 1.95%      0.62%       -1.78%     to       -1.24%
2003   4,668,834   10.68  to   10.76             50,041,649   1.40% to 1.95%      1.30%       -1.28%     to       -0.76%
2002   2,950,078   10.79  to   10.86             31,893,473   1.40% to 1.95%      0.62%       -0.25  (5) to        0.57%

Focus Growth Portfolio (Class 2)
2004   9,361,514    7.06  to    7.13 (8)         66,439,046   1.40% to 1.95%      0.00%       27.24%     to       27.94%
2003   6,602,801    5.54  to    5.59             36,675,271   1.40% to 1.95%      0.00%      -15.59%     to      -15.13%
2002   5,145,160    6.55  to    6.59             33,702,315   1.40% to 1.95%      0.00%      -14.25%     to       -4.46% (5)

Focus Growth and Income Portfolio (Class 2)
2004   5,668,168    8.92  to    9.04 (8)         49,667,898   1.40% to 1.95%      0.00%       20.45%     to       21.12%
2003   3,072,999    7.10  to    7.47             22,237,737   1.40% to 1.95%      0.00%      -13.01%     to      -12.53%
2002   1,679,285    8.14  to    8.55             13,818,473   1.40% to 1.95%      0.05%       -8.96%     to        2.02% (5)

Focus Value Portfolio (Class 2)
2004   3,898,970   12.05  to   12.28             47,700,345   1.40% to 1.95%      0.00%       29.60%     to       30.31%
2003   2,235,185    9.30  to    9.44             21,014,443   1.40% to 1.95%      1.08%      -12.72%     to      -12.24%
2002   1,266,808   10.65  to   10.79             13,591,403   1.40% to 1.95%      0.00%       -3.51% (4) to        7.40% (5)

Focus TechNet Portfolio (Class 2)
2004   6,441,127    4.24  to    4.29 (8)         28,955,179   1.40% to 1.95%      0.00%       52.52%     to       53.36%
2003   3,656,127    2.78  to    3.09             10,693,989   1.40% to 1.95%      0.00%      -15.57%     to      -15.12%
2002   1,430,649    3.30  to    3.65              5,099,065   1.40% to 1.95%      0.00%      -47.98%     to      -25.68% (5)

Growth Strategy (Class 3)
2004     720,543   14.51  to   14.88 (8)         10,671,640   1.40% to 1.95%      0.20%        4.41%     to       15.51% (9)
2003       2,839   12.57  to   12.81                 36,337   1.55% to 1.95%      0.05%        2.09% (6) to        4.11% (6)
2002           -                   -                      -              -           -                                -

Moderate Growth Strategy (Class 3)
2004   1,716,904   14.34  to   14.73             25,167,840   1.40% to 1.95%      0.26%        3.65%     to       14.01% (9)
2003      17,478   12.58  to   12.82                223,550   1.55% to 1.95%      0.00%        2.09% (6) to        4.06% (6)
2002           -                   -                      -               -          -                                -

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

                                                                            For the Year Ended April 30
                            At April 30
         --------------------------------------------------
                      Unit Fair Value                          Expense Ratio    Investment          Total Return
                         Lowest to              Net Assets        Lowest          Income              Lowest to
Year     Units        Highest ($) (7)              ($)        to Highest (1)     Ratio (2)           Highest (3)
----     -----     ----------------------       ----------   ----------------   ----------    -------------------------
Balanced Growth Strategy (Class 3)
2004     1,634,224   14.09  to  14.39           23,311,741    1.40%  to  1.95%     1.05%      3.31%     to  11.12% (9)
2003        32,509   12.68  to  12.84              415,754    1.55%  to  1.95%     0.00%      2.54% (6) to   3.84% (6)
2002             -                  -                    -                  -         -                         -

Conservative Growth Strategy (Class 3)
2004     1,159,282   13.94  to  14.21 (8)       16,435,218    1.40%  to  1.95%     1.19%      2.39%     to   8.25% (9)
2003         2,500   12.88  to  13.13               32,812    1.55%  to  1.95%     0.07%      2.04% (6) to   4.04% (6)
2002             -                  -                    -                  -         -                         -

Large Cap Growth Portfolio (Class 3)
2004       885,941    7.95  to   8.10            7,147,072    1.40%  to  1.95%     0.00%      6.22%     to  18.22% (9)
2003         7,268    6.73  to   6.82               49,212    1.55%  to  1.95%     0.00%      2.17% (6) to   3.53% (6)
2002             -                  -                    -                  -         -                         -

Large Cap Composite Portfolio (Class 3)
2004       297,454    8.58  to   8.81            2,612,628    1.40%  to  1.95%     0.01%      4.81%     to  17.06% (9)
2003           309    7.33  to   7.46                2,299    1.55%  to  1.95%     0.04%      1.86% (6) to   3.62% (6)
2002             -                  -                    -                  -         -                         -

Large Cap Value Portfolio (Class 3)
2004       616,248   11.17  to  11.65            7,114,625    1.40%  to  1.95%     0.23%      7.16%     to  22.72% (9)
2003         5,431    9.10  to   9.22               49,751    1.55%  to  1.95%     0.01%      3.90% (6) to   5.21% (6)
2002             -                  -                    -                  -         -                         -

Mid Cap Growth Portfolio (Class 3)
2004       543,723   13.53  to  13.75 (8)        7,442,389    1.40%  to  1.95%     0.00%      5.73%     to  33.33% (9)
2003         4,200   10.14  to  10.28               43,086    1.55%  to  1.95%     0.00%      6.55% (6) to   7.99% (6)
2002             -                  -                    -                  -         -                         -

Mid Cap Value Portfolio (Class 3)
2004       398,183   15.90  to  17.25            6,773,706    1.40%  to  1.95%     0.16%      9.50%     to  30.24% (9)
2003         3,543   12.21  to  12.42               43,996    1.55%  to  1.95%     0.00%      2.81% (6) to   4.60% (6)
2002             -                  -                    -                  -         -                         -

Small Cap Portfolio (Class 3)
2004       677,642   10.19  to  10.38 (8)        7,010,238    1.40%  to  1.95%     0.00%      1.57%     to  27.38% (9)
2003         3,121    8.00  to   8.13               25,364    1.55%  to  1.95%     0.00%      4.34% (6) to   6.05% (6)
2002             -                  -                    -                  -         -                         -

International Equity Portfolio (Class 3)
2004       722,860    7.68  to   7.82            5,629,172    1.40%  to  1.95%     0.28%     11.21%     to  33.25% (9)
2003        10,162    5.76  to   5.83               59,092    1.55%  to  1.95%     0.00%     -2.09% (6) to  -0.89% (6)
2002             -                  -                    -                  -         -                         -

Diversified Fixed Income Portfolio (Class 3)
2004       845,644   11.28  to  11.68            9,739,997    1.40%  to  1.95%     1.33%     -0.73%     to  -1.08% (9)
2003       151,344   11.40  to  11.42            1,727,262    1.55%  to  1.95%     0.00%      2.14% (6) to   2.26% (6)
2002             -                  -                    -                  -         -                         -

Cash Management Portfolio (Class 3)
2004       618,067   10.52  to  10.61            6,541,352    1.40%  to  1.95%     0.52%     -0.62%     to  -1.97% (9)
2003        23,143   10.74  to  10.75              248,498    1.55%  to  1.95%     0.00%     -0.77% (6) to  -0.65% (6)
2002             -                  -                    -                  -         -                         -

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

                                                                              For the Year Ended April 30
                            At April 30
         --------------------------------------------------
                   Unit Fair Value                              Expense Ratio   Investment           Total Return
                      Lowest to                  Net Assets        Lowest        Income               Lowest to
Year     Units     Highest ($) (7)                  ($)        to Highest (1)   Ratio (2)            Highest (3)
----     -----   -------------------             ----------   ----------------  ----------    --------------------------
Focus Growth Portfolio (Class 3)
2004  1,197,522   6.92  to   7.13 (8)             8,510,091   1.40%  to  1.95%    0.00%        3.95%      to  26.03% (9)
2003      1,179   5.49  to   5.59                     6,577   1.55%  to  1.95%    0.00%        3.00% (6)  to   4.86% (6)
2002          -                 -                         -                 -        -                            -

Focus Growth and Income Portfolio (Class 3)
2004  1,023,866   8.80  to   9.05 (8)             9,056,300   1.40%  to  1.95%    0.00%        3.49%      to  19.89% (9)
2003     10,294   7.34  to   7.47                    76,908   1.55%  to  1.95%    0.00%        5.34% (6)  to   7.20% (6)
2002          -                 -                         -                 -        -                            -

Focus Value Portfolio (Class 3)
2004    449,774  11.90  to  12.28                 5,497,137   1.40%  to  1.95%    0.00%        5.59%      to  28.97% (9)
2003      1,793   9.23       9.37                    16,771   1.55%  to  1.95%    0.04%        9.36% (6)  to  11.01% (6)
2002          -                 -                         -                 -        -                            -

Focus TechNet Portfolio (Class 3)
2004  1,038,166   4.19  to   4.29                 4,580,878   1.40%  to  1.95%    0.00%       11.26%      to  51.38% (9)
2003        127   2.77  to   2.81                       354   1.55%  to  1.95%    0.00%        4.71% (6)  to  16.36% (6)
2002          -                 -                         -                 -        -                            -

(1) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. In 2004, the Separate Account adopted SOP 03-5, Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies (the "SOP"). In accordance with the SOP, the total return range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year. Prior to 2004, the total return range of minimum and maximum values was calculated independently of the product groupings that produced the lowest and highest expense ratio.

4)    For Period from October 4, 2001 (effective date) to April 30, 2002.

5)    For Period from December 10, 2001 (effective date) to April 30, 2002.

6)    For Period from November 11, 2002 (effective date) to April 30, 2003.

7) In 2004, in accordance with the SOP, the unit fair value range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions. Prior to 2004, the unit fair value range of minimum and maximum values was calculated independently of the product grouping that produced the lowest and highest expense ratio.

8) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

9) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                     INDEX

                                                                                                            PAGE
                                                                                                          NUMBER(S)
                                                                                                          ---------

  Consolidated Balance Sheet (Unaudited)-- September 30, 2004 and December 31, 2003 ....................      2-3

  Consolidated Statement of Income and Comprehensive Income (Unaudited)-- Three Months and
    Nine Months Ended September 30, 2004 and 2003 ......................................................      4-5

  Consolidated Statement of Cash Flows (Unaudited) - Nine Months Ended September 30, 2004 and 2003 .....      6-7

  Notes to Consolidated Financial Statements (Unaudited) ...............................................     8-18

  Management's Discussion and Analysis of Financial Condition and Results of Operations ................    19-38

  Quantitative and Qualitative Disclosures About Market Risk ...........................................       39

  Disclosure Controls and Procedures ...................................................................       39

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                  (Unaudited)

                                                                            SEPTEMBER 30,       DECEMBER 31,
                                                                                2004               2003
                                                                            -------------      -------------
                                                                                     (IN THOUSANDS)
ASSETS

Investments and cash:
  Cash and short-term investments ........................................  $     261,815      $     133,105
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: September 30, 2004, $5,115,272;
    December 31, 2003, $5,351,183) .......................................      5,267,874          5,505,800
  Mortgage loans .........................................................        675,778            716,846
  Policy loans ...........................................................        188,150            200,232
  Mutual funds ...........................................................         10,089             21,159
  Common stocks available for sale, at fair value (cost: September
    30, 2004, $4,875; December 31, 2003, $635) ...........................          4,889                727
  Real estate ............................................................         20,091             22,166
  Securities lending collateral ..........................................      1,327,722            514,145
  Other invested assets ..................................................         32,724             10,453
                                                                            -------------      -------------
  Total investments and cash .............................................      7,789,132          7,124,633

Variable annuity assets held in separate accounts ........................     20,586,997         19,178,796
Accrued investment income ................................................         75,927             74,647
Deferred acquisition costs ...............................................      1,331,563          1,264,321
Other deferred expenses ..................................................        262,019            241,007
Income taxes currently receivable from Parent ............................             --             13,856
Goodwill .................................................................         14,038             14,038
Other assets .............................................................         54,193             59,166
                                                                            -------------      -------------
TOTAL ASSETS .............................................................  $  30,113,869      $  27,970,464
                                                                            =============      =============

          See accompanying notes to consolidated financial statements

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                  (Unaudited)

                                                                                               SEPTEMBER 30,     DECEMBER 31,
                                                                                                   2004              2003
                                                                                              ---------------   ---------------
                                                                                                       (IN THOUSANDS)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts and fixed accounts of variable annuity contracts ....  $     4,161,363   $    4,274,329
  Reserves for universal life insurance contracts ..........................................        1,549,073        1,609,233
  Reserves for guaranteed investment contracts .............................................          214,734          218,032
  Reserves for guaranteed benefits .........................................................           77,977           12,022
  Securities lending payable ...............................................................        1,327,722          514,145
  Income taxes currently payable to Parent .................................................              181               --
  Due to affiliates ........................................................................            9,095           19,289
  Payable to brokers .......................................................................           31,961            1,140
  Other liabilities ........................................................................          194,201          248,258
                                                                                              ---------------   --------------
     Total reserves, payables and accrued liabilities ......................................        7,566,307        6,896,448

Variable annuity liabilities related to separate accounts ..................................       20,586,997       19,178,796

Subordinated notes payable to affiliates ...................................................           41,483           41,520

Deferred income taxes ......................................................................          312,234          291,152
                                                                                              ---------------   --------------
Total liabilities ..........................................................................       28,507,021       26,407,916
                                                                                              ---------------   --------------
Shareholder's equity:  Common stock ........................................................            3,511            3,511
  Additional paid-in capital ...............................................................        1,224,885        1,224,885
  Retained earnings ........................................................................          309,032          261,542
  Accumulated other comprehensive income ...................................................           69,420           72,610
                                                                                              ---------------   --------------
  Total shareholder's equity ...............................................................        1,606,848        1,562,548
                                                                                              ---------------   --------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY .................................................  $    30,113,869   $   27,970,464
                                                                                              ===============   ==============

          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
           CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
     For the three months and nine months ended September 30, 2004 and 2003
                                  (Unaudited)

                                                                                     THREE MONTHS              NINE MONTHS
                                                                                -----------------------   -----------------------
                                                                                   2004         2003         2004         2003
                                                                                ----------   ----------   ----------   ----------
                                                                                                 (IN THOUSANDS)
REVENUES
  Fee income:
     Variable annuity policy fees, net of reinsurance ........................  $   91,932   $   72,200   $  270,492   $  201,179
     Asset management fees ...................................................      23,000       17,625       66,521       46,414
     Universal life insurance policy fees, net of reinsurance ................       7,481        8,192       25,188       26,540
     Surrender charges .......................................................       6,482        6,895       19,973       21,249
     Other fees ..............................................................       3,857        3,578       11,049       10,430
                                                                                ----------   ----------   ----------   ----------
  Total fee income ...........................................................     132,752      108,490      393,223      305,812

  Investment income ..........................................................      88,166      100,103      273,257      299,166
  Net realized investment losses .............................................     (15,151)     (17,940)     (24,877)     (26,570)
                                                                                ----------   ----------   ----------   ----------
Total revenues ...............................................................     205,767      190,653      641,603      578,408
                                                                                ----------   ----------   ----------   ----------
BENEFITS AND EXPENSES
  Interest expense:
     Fixed annuity contracts and fixed accounts of variable annuity
      contracts ..............................................................      35,799       38,482      106,606      116,575
     Universal life insurance contracts ......................................      18,474       19,303       55,479       57,142
     Guaranteed investment contracts .........................................       1,550        2,042        4,264        6,089
     Subordinated notes payable                                                        523          542        1,621        2,044
                                                                                ----------   ----------   ----------   ----------
  Total interest expense .....................................................      56,346       60,369      167,970      181,850

     General and administrative expenses .....................................      32,649       26,275      104,282       84,607
     Amortization of deferred acquisition costs and other deferred expenses ..      29,266       50,269      114,005      139,798
     Annual commissions ......................................................      15,114       11,422       45,245       41,595
     Claims on universal life contracts, net of reinsurance recoveries .......       3,577        4,022       13,499       15,255
     Guaranteed benefits, net of reinsurance recoveries ......................      17,314       14,723       48,240       51,182
                                                                                ----------   ----------   ----------   ----------
Total benefits and expenses ..................................................     154,266      167,080      493,241      514,287
                                                                                ----------   ----------   ----------   ----------
PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE ..................      51,501       23,573      148,362       64,121

Income tax expense ...........................................................       8,418        5,422       35,783       14,748
                                                                                ----------   ----------   ----------   ----------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE .........................      43,083       18,151      112,579       49,373

Cumulative effect of accounting change, net of tax ...........................          --           --      (62,589)          --
                                                                                ----------   ----------   ----------   ----------
NET INCOME                                                                      $   43,083   $   18,151   $   49,990   $   49,373
                                                                                ----------   ----------   ----------   ----------

          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
     CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued) For the three months and nine months ended September 30, 2004 and 2003
                                  (Unaudited)

                                                                                    THREE MONTHS            NINE MONTHS
                                                                               ----------------------  ----------------------
                                                                                  2004        2003        2004        2003
                                                                               ----------  ----------  ----------  ----------
                                                                                              (IN THOUSANDS)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:

Net unrealized gains (losses) on debt and equity securities available for sale identified in the current period less related amortization of
  deferred acquisition costs and other deferred expenses                       $   50,076  $  (17,432) $  (24,292) $   79,494

Less reclassification adjustment for net realized losses included in net
  income                                                                           12,988      11,645      19,386      16,400

Income tax (expense) benefit                                                      (22,073)      2,025       1,716     (33,564)
                                                                               ----------  ----------  ----------  ----------
OTHER COMPREHENSIVE INCOME (LOSS)                                                  40,991      (3,762)     (3,190)     62,330
                                                                               ----------  ----------  ----------  ----------
COMPREHENSIVE INCOME                                                           $   84,074  $   14,389  $   46,800  $  111,703
                                                                               ==========  ==========  ==========  ==========

          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
             For the nine months ended September 30, 2004 and 2003
                                  (Unaudited)

                                                                                         2004            2003
                                                                                     ------------    ------------
                                                                                            (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES:
Net income ........................................................................  $     49,990    $     49,373
Adjustments to reconcile net income to net cash provided by operating activities:
  Cumulative effect of accounting change, net of tax ..............................        62,589              --
  Interest credited to:
     Fixed annuity contracts and fixed accounts of variable annuity contracts .....       106,606         116,575
     Universal life insurance contracts ...........................................        55,479          57,142
     Guaranteed investment contracts ..............................................         4,264           6,089
  Net realized investment losses ..................................................        24,877          26,570
  Amoritization of premium on securities ..........................................           723              48
   (Gain) loss on other invested assets ...........................................        (5,869)          5,507
  Amortization of deferred acquisition costs and other deferred expenses ..........       114,005         139,798
  Depreciation of fixed assets ....................................................         1,227             898
  Acquisition costs deferred ......................................................      (190,437)       (158,851)
  Other expenses deferred .........................................................       (51,312)        (51,166)
  Provision (benefit) for deferred income taxes ...................................        56,501         (48,611)
  Change in:
     Accrued investment income ....................................................        (1,280)         (7,438)
     Other assets .................................................................         3,746          (7,656)
     Income taxes currently receivable from/payable to Parent .....................        14,037          52,446
     Due to affiliates ............................................................       (10,194)        (14,733)
     Other liabilities ............................................................        11,593          (4,683)
  Other, net                                                                               12,536          11,617
                                                                                     ------------    ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES .........................................       259,081         172,925
                                                                                     ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred stocks ....................................    (1,153,904)     (1,431,013)
  Mortgage loans ..................................................................       (25,760)        (42,859)
  Other investments, excluding short-term investments .............................       (20,671)        (14,970)
Sales of:
  Bonds, notes and redeemable preferred stocks ....................................       755,843         803,180
  Other investments, excluding short-term investments .............................        14,589             269
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks ....................................       633,620         767,055
  Mortgage loans ..................................................................        67,747          35,215
  Other investments, excluding short-term investments .............................        12,308          70,107
                                                                                     ------------    ------------
NET CASH PROVIDED BY INVESTING ACTIVITIES .........................................  $    283,772    $    186,984
                                                                                     ------------    ------------

          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
             For the nine months ended September 30, 2004 and 2003
                                  (Unaudited)

                                                                                            2004            2003
                                                                                        ------------    ------------
                                                                                               (IN THOUSANDS)
CASH FLOW FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity contracts and fixed accounts of variable annuity contracts ...........  $  1,082,777    $  1,181,329
  Universal life insurance contracts .................................................        32,532          34,176
Net exchanges from the fixed accounts of variable annuity contracts ..................      (962,641)       (732,102)
Withdrawal payments on:
  Fixed annuity contracts and fixed accounts of variable annuity contracts ...........      (330,033)       (349,241)
  Universal life insurance contracts .................................................       (54,943)        (45,307)
  Guaranteed investment contracts ....................................................        (6,673)         (7,647)
Claims and annuity payments on:
  Fixed annuity contracts and fixed accounts of variable annuity contracts ...........       (83,045)        (82,191)
  Universal life insurance contracts .................................................       (84,879)        (90,912)
Net payment related to a modified coinsurance transaction ............................        (4,738)        (18,959)
Dividend paid to Parent ..............................................................        (2,500)        (10,187)
                                                                                        ------------    ------------
NET CASH USED IN FINANCING ACTIVITIES ................................................      (414,143)       (121,041)
                                                                                        ------------    ------------
NET INCREASE IN CASH AND SHORT-TERM INVESTMENTS ......................................       128,710         238,868

CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD ...............................       133,105         116,882
                                                                                        ------------    ------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD AT END OF PERIOD AT END OF PERIOD ...  $    261,815    $    355,750
                                                                                        ============    ============
SUPPLEMENTAL CASH FLOW INFORMATION:

  Interest paid on indebtedness ......................................................  $      1,621    $      2,044
                                                                                        ============    ============
  Income taxes paid to Parent ........................................................  $     47,424    $     51,087
                                                                                        ============    ============

          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

1.    BASIS OF PRESENTATION

      AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuities directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuities, universal life policies and guaranteed investment contracts ("GICs").

      The Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.

      Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. This contribution increased the Company's shareholder's equity by $99,131,000. Included in the contribution of SAAMCo to the Company were tax benefits of $24,624,000 derived from losses incurred by SA Affordable Housing, L.L.C. through December 31, 2003, at which time it was no longer a subsidiary of SAAMCo. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $174,756,000, $75,625,000 and $99,131,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows for the nine months ended September 30, 2003 have been restated for the addition to pretax income of $10,034,000 to reflect the SAAMCo activity.

      SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, are included in the Company's asset management segment (see Note 5). These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

      In the opinion of the Company, the accompanying unaudited consolidated financial statements contain all adjustments necessary, consisting of normal recurring items, to present fairly the Company's consolidated financial position as of September 30, 2004 and December 31, 2003, the results of its consolidated operations for the three months and nine months ended September 30, 2004 and 2003 and its consolidated cash flows for the nine months ended September 30, 2004 and 2003. The results of operations for the three months and nine months ended September 30, 2004 are not necessarily indicative of the results to be expected for the full year. The accompanying unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2003, contained in the Company's 2003 Annual Report on Form 10-K. Certain prior period amounts have been reclassified to conform to the current period's presentation.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

2.    RECENTLY ISSUED ACCOUNTING STANDARDS

      In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for guaranteed minimum death benefits and other living benefits related to its variable annuities and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of deferred acquisition costs ("DAC") and reinsurance as of January 1, 2004.

      The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. For many of the Company's variable annuities, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as guaranteed minimum death benefits ("GMDB"), guaranteed minimum account value benefits ("GMAV"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

      The assets supporting the variable portion of variable annuities are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

      The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised. As of September 30, 2004, approximately 30% of in-force contracts with GMDB (calculated based on account value) have been reinsured.

      GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

      GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premiums, are available after either a three-year or a five-year

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

2.    RECENTLY ISSUED ACCOUNTING STANDARDS (Continued)

      waiting period as elected by the contract holder at time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

      If available and elected by the contract holder, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. As there is a waiting period to annuitize using the GMIB, there are virtually no policies eligible to receive this benefit at September 30, 2004. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised. As of June 30, 2004, virtually all of the Company's GMIB exposure was effectively transferred to several large insurance companies via reinsurance agreements. However, the Company does not have reinsurance coverage on contracts sold after July 2004.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

2.    RECENTLY ISSUED ACCOUNTING STANDARDS (Continued)

      Details concerning the Company's guaranteed benefit exposures as of September 30, 2004 are as follows:

                                                                                                           HIGHEST SPECIFIED
                                                                                                          ANNIVERSARY ACCOUNT
                                                                                  RETURN OF NET               VALUE MINUS
                                                                                 DEPOSITS PLUS A           WITHDRAWALS POST
                                                                                 MINIMUM RETURN               ANNIVERSARY
                                                                                -----------------         -------------------
                                                                                            (DOLLARS IN THOUSANDS)
In the event of death (GMDB and EEB):
  Account value ..............................................................  $     12,161,430          $        11,795,514
  Net amount at risk (a) .....................................................         1,221,718                    1,488,877
  Average attained age of contract holders ...................................                65                           64
  Range of guaranteed minimum return rates ...................................              0%-5%                           0%

At annuitization (GMIB):
  Account value ..............................................................  $      6,375,984
  Net amount at risk (a) .....................................................             4,841
  Weighted average period remaining until earliest annuitization .............         3.9 Years
  Range of guaranteed minimum return rates ...................................            0%-6.5%

Accumulation at specified date (GMAV):
  Account value ..............................................................  $      1,313,412
  Net amount at risk (a) .....................................................             3,462
  Weighted average period remaining until guaranteed payment .................         9.1 Years

Annual withdrawals at specified date (GMWB):
  Account value ..............................................................  $        135,316
  Net amount at risk (b) .....................................................               162
  Weighted average period remaining until expected payout ....................        14.1 Years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of applicable reinsurance, if all contract holders died, in the case of GMDB, annuitized, in the case of GMIB, or reached the specified date, in the case of GMAV, at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20% of Eligible Premium, respectively, after all other amounts guaranteed under this benefit have been paid. The additional 10% or 20% enhancement increases the net amount at risk by $17,814,000 payable no sooner than 13 or 15 years from contract issuance for the 3 or 5 year waiting periods, respectively.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

2.    RECENTLY ISSUED ACCOUNTING STANDARDS (Continued)

      The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                                      (IN THOUSANDS)
      Balance at January 1, 2004 (c)                                  $       65,423
      Guaranteed benefits incurred, net of reinsurance recoveries             48,240
      Guaranteed benefits paid, net of reinsurance recoveries                (35,686)
                                                                      --------------
      Balance at September 30, 2004                                   $       77,977
                                                                      ==============

      (c) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

      The following assumptions and methodology were used to determine the reserve for guaranteed benefits at September 30, 2004:

            - Data used was 5,000 stochastically generated investment performance scenarios.
            -     Mean investment performance assumption was 10%.
            -     Volatility assumption was 16%.
            -     Mortality was assumed to be 64% of the 75-80 ALB table.
            - Lapse rates vary by contract type and duration and range from 1% to 30%.
            -     The discount rate was approximately 8%.

      The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of SOP 03-1, the Company reclassified $160.0 million of these expenses from DAC to other deferred expenses, which is reported on the consolidated balance sheet. For the nine months ended September 30, 2004, $29.1 million of these expenses were deferred. For the nine months ended September 30, 2004, amortization of these deferred expenses was $6.7 million. Amortization of other deferred expenses is reported as part of amortization of deferred acquisition costs and other deferred expenses on the consolidated statement of income and comprehensive income. Prior period consolidated balance sheet and consolidated statement of income and comprehensive income presentation has been reclassified to conform to the new presentation.

3.    CONTINGENT LIABILITIES

      The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at September 30, 2004 is $195,439,000. These commitments have contractual maturity dates as follows: $20,500,000 in the remainder of 2004 and $174,939,000 in 2005. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $62,599,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service has completed

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

3.    CONTINGENT LIABILITIES (Continued)

      its examinations into the transactions underlying these commitments, including the Companys's role in the transactions. The examination did not result in a material loss to the Company.

      At September 30, 2004, the Company has commitments to purchase a total of approximately $24,000,000 of asset-backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $15,000,000 in 2004 and $9,000,000 in 2006.

      Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management and based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial condition or operation.

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

      On April 5, 2004, a purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

4.    RELATED-PARTY MATTERS

      Subordinated notes (including accrued interest of $523,000) payable to affiliates totaled $41,483,000 at interest rates ranging from 4.00% to 9.5% at September 30, 2004, and require principal payments of $3,000,000 in 2004 and $37,960,000 in 2008.

      On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $60,000,000. This commitment expires on October 28, 2005. There was no outstanding balance under this agreement at September 30, 2004.

      At September 30, 2004, a receivable of $5,000,000 was included in due to affiliates on the consolidated balance sheet. This balance is due from AIGRS under the short-term financing arrangement that is discussed in the Related-Party Matters footnote of the Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

      On February 1, 2004, SAAMCo entered into an administrative services agreement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts earned by FSA under this agreement totaled $1.3 million in 2004 and are included in asset management fees in the statement of income and comprehensive income. A fee of $1.2 million was paid to FSA under a different agreement in 2003.

      On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $6.7 million in 2004 and $5.4 million in 2003 and are included in other fees in the consolidated statement of income and comprehensive income.

      SAAMCo and VALIC have an agreement pursuant to which SAAMCo pays a fee based on a percentage of each funds' average daily net assets invested through VALIC's annuity products for certain administrative costs incurred by VALIC. Amounts paid by SAAMCo totaled $1.9 million in 2004 and $1.6 million in 2003 and are included in other fees in the consolidated statement of income and comprehensive income.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

4.    RELATED-PARTY MATTERS (Continued)

      The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

      The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.

      American Home does not publish financial statements prepared on the basis of U.S. generally accepted accounting principles, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and files annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

5.    SEGMENT INFORMATION

      As of January 1, 2004, the Company began conducting its business through two business segments, annuity operations and asset management operations. Prior to January 1, 2004, the Company conducted its business through one segment: annuity operations. Annuity operations consists of the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life insurance contracts and GICs. Asset management operations, which includes the management, distribution and administration of mutual funds, is conducted by SAAMCo and its subsidiary and distributor, SACS, and its subsidiary and servicing administrator, SFS. Following is selected information pertaining to the Company's business segments.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

5.    SEGMENT INFORMATION (Continued)

                                                                                                  ASSET
                                                                                ANNUITY         MANAGEMENT
                                                                               OPERATIONS       OPERATIONS        TOTAL
                                                                              ------------     ------------    ------------
                                                                                              (IN THOUSANDS)
THREE MONTHS ENDED SEPTEMBER 30, 2004:

  REVENUES:
  Fee income:
     Variable annuity policy fees, net of reinsurance ......................  $     91,932     $         --    $     91,932
     Asset management fees .................................................            --           23,000          23,000
     Universal life insurance policy fees, net of reinsurance ..............         7,481               --           7,481
     Surrender charges .....................................................         6,482               --           6,482
     Other fees ............................................................            --            3,857           3,857
                                                                              ------------     ------------    ------------
  Total fee income .........................................................       105,895           26,857         132,752

  Investment income ........................................................        87,932              234          88,166
  Net realized investment losses ...........................................       (15,151)              --         (15,151)
                                                                              ------------     ------------    ------------
  Total revenues ...........................................................       178,676           27,091         205,767
                                                                              ------------     ------------    ------------
  BENEFITS AND EXPENSES:
  Interest expense .........................................................        55,823              523          56,346
  General and administrative expenses ......................................        23,272            9,377          32,649
  Amortization of deferred acquisition costs and other deferred expenses ...        21,160            8,106          29,266
  Annual commissions .......................................................        15,114               --          15,114
  Claims on universal life contracts, net of reinsurance recoveries ........         3,577               --           3,577
  Guaranteed benefits, net of reinsurance recoveries .......................        17,314               --          17,314
                                                                              ------------     ------------    ------------
  Total benefits and expenses ..............................................       136,260           18,006         154,266
                                                                              ------------     ------------    ------------
  Pretax income before cumulative effect of accounting change ..............  $     42,416     $      9,085    $     51,501
                                                                              ============     ============    ============
  Total assets .............................................................  $ 29,917,921     $    195,948    $ 30,113,869
                                                                              ============     ============    ============
  Expenditures for long-lived assets .......................................  $         --     $          8    $          8
                                                                              ============     ============    ============

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

5.    SEGMENT INFORMATION (Continued)

                                                                                                  ASSET
                                                                                ANNUITY         MANAGEMENT
                                                                               OPERATIONS       OPERATIONS        TOTAL
                                                                              ------------     ------------    ------------
                                                                                              (IN THOUSANDS)
THREE MONTHS ENDED SEPTEMBER 30, 2003:

  REVENUES:
  Fee income:
     Variable annuity policy fees, net of reinsurance ......................  $     72,200     $         --    $     72,200
     Asset management fees .................................................            --           17,625          17,625
     Universal life insurance policy fees, net of reinsurance ..............         8,192               --           8,192
     Surrender charges .....................................................         6,895               --           6,895
     Other fees ............................................................            --            3,578           3,578
                                                                              ------------     ------------    ------------
  Total fee income .........................................................        87,287           21,203         108,490

  Investment income ........................................................        99,123              980         100,103
  Net realized investment losses ...........................................       (17,940)              --         (17,940)
                                                                              ------------     ------------    ------------
  Total revenues ...........................................................       168,470           22,183         190,653
                                                                              ------------     ------------    ------------
  BENEFITS AND EXPENSES:
  Interest expense .........................................................        59,827              542          60,369
  General and administrative expenses ......................................        18,992            7,283          26,275
  Amortization of deferred acquisition costs and other deferred expenses ...        44,400            5,869          50,269
  Annual commissions .......................................................        11,422               --          11,422
  Claims on universal life contracts, net of reinsurance recoveries ........         4,022               --           4,022
  Guaranteed benefits, net of reinsurance recoveries .......................        14,723               --          14,723
                                                                              ------------     ------------    ------------
  Total benefits and expenses ..............................................       153,386           13,694         167,080
                                                                              ------------     ------------    ------------
  Pretax income before cumulative effect of accounting change ..............  $     15,084     $      8,489    $     23,573
                                                                              ============     ============    ============
  Total assets .............................................................  $ 25,990,038     $    218,902    $ 26,208,940
                                                                              ============     ============    ============
  Expenditures for long-lived assets .......................................  $         --     $         48    $         48
                                                                              ============     ============    ============

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

5.    SEGMENT INFORMATION (Continued)

                                                                                                  ASSET
                                                                                ANNUITY         MANAGEMENT
                                                                               OPERATIONS       OPERATIONS        TOTAL
                                                                              ------------     ------------    ------------
                                                                                              (IN THOUSANDS)
NINE MONTHS ENDED SEPTEMBER 30, 2004:

  REVENUES:
  Fee income:
     Variable annuity policy fees, net of reinsurance ......................  $    270,492     $         --    $    270,492
     Asset management fees .................................................            --           66,521          66,521
     Universal life insurance policy fees, net of reinsurance ..............        25,188               --          25,188
     Surrender charges .....................................................        19,973               --          19,973
     Other fees ............................................................            --           11,049          11,049
                                                                              ------------     ------------    ------------
  Total fee income .........................................................       315,653           77,570         393,223

  Investment income ........................................................       272,708              549         273,257
  Net realized investment losses ...........................................       (24,877)              --         (24,877)
                                                                              ------------     ------------    ------------
  Total revenues ...........................................................       563,484           78,119         641,603
                                                                              ------------     ------------    ------------
  BENEFITS AND EXPENSES:
  Interest expense .........................................................       166,349            1,621         167,970
  General and administrative expenses ......................................        75,873           28,409         104,282
  Amortization of deferred acquisition costs and other deferred expenses ...        90,490           23,515         114,005
  Annual commissions .......................................................        45,245               --          45,245
  Claims on universal life contracts, net of reinsurance recoveries ........        13,499               --          13,499
  Guaranteed benefits, net of reinsurance recoveries .......................        48,240               --          48,240
                                                                              ------------     ------------    ------------
  Total benefits and expenses ..............................................       439,696           53,545         493,241
                                                                              ------------     ------------    ------------
  Pretax income before cumulative effect of accounting change ..............  $    123,788     $     24,574    $    148,362
                                                                              ============     ============    ============
  Total assets .............................................................  $ 29,917,921     $    195,948    $ 30,113,869
                                                                              ============     ============    ============
  Expenditures for long-lived assets .......................................  $         --     $         91    $         91
                                                                              ============     ============    ============

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

5.    SEGMENT INFORMATION (Continued)

                                                                                                  ASSET
                                                                                ANNUITY         MANAGEMENT
                                                                               OPERATIONS       OPERATIONS        TOTAL
                                                                              ------------     ------------    ------------
                                                                                              (IN THOUSANDS)
NINE MONTHS ENDED SEPTEMBER 30, 2003:
  REVENUES:
  Fee income:
     Variable annuity policy fees, net of reinsurance ......................  $    201,179     $         --    $    201,179
     Asset management fees .................................................            --           46,414          46,414
     Universal life insurance policy fees, net of reinsurance ..............        26,540               --          26,540
     Surrender charges .....................................................        21,249               --          21,249
     Other fees ............................................................            --           10,430          10,430
                                                                              ------------     ------------    ------------
  Total fee income .........................................................       248,968           56,844         305,812
  Investment income ........................................................       295,948            3,218         299,166
  Net realized investment losses ...........................................       (26,570)              --         (26,570)
                                                                              ------------     ------------    ------------
  Total revenues ...........................................................       518,346           60,062         578,408
                                                                              ------------     ------------    ------------
  BENEFITS AND EXPENSES:
  Interest expense .........................................................       179,806            2,044         181,850
  General and administrative expenses ......................................        59,281           25,326          84,607
  Amortization of deferred acquisition costs and other deferred expenses ...       123,477           16,321         139,798
  Annual commissions .......................................................        41,595               --          41,595
  Claims on universal life contracts, net of reinsurance recoveries ........        15,255               --          15,255
  Guaranteed benefits, net of reinsurance recoveries .......................        51,182               --          51,182
                                                                              ------------     ------------    ------------
  Total benefits and expenses ..............................................       470,596           43,691         514,287
                                                                              ------------     ------------    ------------
  Pretax income before cumulative effect of accounting change ..............  $     47,750     $     16,371    $     64,121
                                                                              ============     ============    ============
  Total assets .............................................................  $ 25,990,038     $    218,902    $ 26,208,940
                                                                              ============     ============    ============
  Expenditures for long-lived assets .......................................  $         --     $      2,741    $      2,741
                                                                              ============     ============    ============

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      Management's discussion and analysis of financial condition and results of operations of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) (the "Company") for the three months and nine months ended September 30, 2004 and 2003 follows. Certain prior period amounts have been reclassified to conform to the current period's presentation.

      In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.

      Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing, competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associated with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.

CRITICAL ACCOUNTING POLICIES

      The Company considers its most critical accounting policies those policies with respect to valuation of certain financial instruments, amortization of deferred acquisition costs and other deferred expenses and the reserve for guaranteed benefits. In the implementation of each of the aforementioned policies, management is required to exercise its judgment on both a quantitative and qualitative basis. Further explanation of how management exercises that judgment follows.

      VALUATION OF CERTAIN FINANCIAL INSTRUMENTS: Gross unrealized losses on debt and equity securities available for sale amounted to $35.5 million at September 30, 2004. In determining if and when a decline in fair value below amortized cost is other than temporary, the Company evaluates at each reporting period the market conditions, offering prices, trends of earnings, price multiples, and other key measures for investments in debt and equity securities. In particular, for debt securities, the Company assesses the probability that all amounts due are collectible according to the contractual terms of the obligation. When such a decline in value is deemed to be other than temporary, the Company recognizes an impairment loss in the current period operating results to the extent of the decline (See also discussion within "Capital Resources and Liquidity" herein).

      Securities in the Company's portfolio with a carrying value of approximately $892.1 million at September 30, 2004 do not have readily determinable market prices. For these securities, the Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale. The Company's ability to liquidate its positions in these securities will be impacted to a significant degree by the lack of an actively traded market, and the Company may not be able to dispose of these investments in a timely manner. Although the Company believes its estimates reasonably reflect the fair value of those securities, the key assumptions about the risk-free interest rates, risk premiums, performance of underlying collateral, if any, and other factors may not reflect those of an active market.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES:
Approximately 79% of the amortization of deferred acquisition costs ("DAC") and other deferred expenses was attributed to policy acquisition costs deferred by the annuity operations and 21% was attributed to the distribution costs deferred by the asset management operations. For the annuity operations, the Company amortizes DAC and other deferred expenses based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies over the estimated lives of the fund deposits on a straight-line basis. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable annuities) or general account assets (with respect to fixed annuities, fixed options of variable annuities and universal life contracts) supporting the annuity obligations, costs of providing policy guarantees and the level of expenses necessary to maintain the policies. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when current or estimates of future gross profits to be realized from its annuity policies are revised. Approximately 96% of the DAC balance attributed to annuity operations at September 30, 2004 related to variable annuity products and 4% related to fixed annuity and universal life products.

      DAC amortization on annuities is sensitive to surrender rates, claims costs, and the actual and assumed future growth rate of the assets supporting the Company's obligations under annuity policies. With respect to fixed annuities, the growth rate depends on the yield on the general account assets supporting those annuities. With respect to variable annuities, the growth rate depends on the performance of the investment options available under the annuity contract and the allocation of assets among these various investment options.

      The assumption the Company uses for the long-term annual net growth of the separate account assets in the determination of DAC amortization with respect to its variable annuity policies is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows it to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance was 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would be approximately 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate assumption (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      For the asset management operations, the Company defers distribution costs that are directly related to the sale of mutual funds which have a 12b-1 distribution plan and/or a contingent deferred sales charge feature, (collectively, "Distribution Fee Revenue"). These costs are amortized on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. The carrying value of the deferred asset is subject to continuous review based on projected Distribution Fee Revenue. Amortization of deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is sensitive to estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

      RESERVE FOR GUARANTEED BENEFITS: Pursuant to the adoption of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") on January 1, 2004, the Company is required to recognize a liability for guaranteed minimum death benefits ("GMDB") and other guaranteed benefits. In calculating the projected liability, five thousand stochastically generated investment performance scenarios were developed using the Company's best estimates. These assumptions included, among others, mean equity return and volatility, mortality rates and lapse rates. The estimation of cash flow and the determination of the assumptions used require judgment, which can, at times, be subjective.

      Several of the guaranteed benefits are sensitive to equity market conditions. The Company uses the purchase of reinsurance and capital market hedging strategies to mitigate the risk of paying benefits in excess of account values as a result of significant downturns in equity markets. Risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility. Reinsurance or hedges are secured when the cost is less than the risk reduction. The Company expects to use either additional reinsurance or capital market hedges for risk mitigation on an opportunistic basis. Despite the purchase of reinsurance or hedges, the reinsurance or hedge secured may be inadequate to completely offset the effects of changes in equity markets.

RESULTS OF OPERATIONS

      NET INCOME totaled $43.1 million in the third quarter of 2004, compared with $18.2 million in the third quarter of 2003. For the nine months ended September 30, 2004, net income amounted to $50.0 million, compared to $49.4 million in 2003.

      CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX reflected the adoption of SOP 03-1 on January 1, 2004. The Company recorded a loss of $62.6 million, net of tax, which is recognized in the consolidated statement of income and comprehensive income as a cumulative effect of accounting change for the nine months ended September 30, 2004.

      PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $51.5 million in the third quarter of 2004, compared with $23.6 million in the third quarter of 2003. For the nine months, pretax income before cumulative effect of accounting change totaled $148.4 million in 2004, compared to $64.1 million in 2003. The increase in both the third quarter and the nine months of 2004 was primarily due to higher variable annuity and asset management fee income and decreased amortization of deferred acquisition costs and other deferred expenses partially offset by lower investment income and higher general and administrative expenses.

      INCOME TAX EXPENSE totaled $8.4 million in the third quarter of 2004, $5.4 million in the third quarter of 2003, $35.8 million in the nine months of 2004 and $14.7 million in the nine months of 2003, representing effective tax rates of 16%, 23%, 24% and 23%, respectively. The decrease in the third quarter of 2004 results from the recognition of certain tax credits and a decrease in state taxes.

BUSINESS SEGMENTS

      Effective January 1, 2004, SunAmerica Life Insurance Company (the "Parent") contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo"), which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS"). This contribution increased the Company's shareholder's equity by approximately $99.1 million (see Note 1 of Notes to Consolidated Financial Statements). Effective January 1, 2004, the Company's earnings include the asset management operations of SAAMCo, SACS and SFS. Prior year results have been restated to account for this contribution as if it had occurred at the beginning of the earliest period presented.

      The Company has two business segments: annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuities, universal life insurance and guaranteed investment contracts. The Company focuses primarily on the marketing of variable annuity products. The variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as guaranteed fixed-rate account options. The Company earns fee income on investments in the variable account options and net investment spread on the fixed-rate account options.

      The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

ANNUITY OPERATIONS

      PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $42.4 million in the third quarter of 2004, compared with $15.1 million in the third quarter of 2003. For the nine months, pretax income before cumulative effect of accounting change totaled $123.8 million in 2004, compared to $47.8 million in 2003. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee income and lower amortization of deferred acquisition costs and other deferred expenses partially offset by higher general and administrative and other expenses.

      NET INVESTMENT SPREAD, a non-GAAP measure, which represents investment income earned on invested assets less interest credited to fixed annuity contracts, fixed accounts of variable annuity contracts, universal life insurance contracts and guaranteed investment contracts is a key measurement used by the Company in evaluating the profitability of its business. Accordingly, the Company presents an analysis of net investment spread because the Company has determined this measure to be useful and meaningful.

      In evaluating its investment yield and net investment spread, the Company calculates average invested assets using the amortized cost of bonds, notes and redeemable preferred stocks. This basis does not include unrealized gains and losses, which are reflected in the carrying value (i.e., fair value) of those investments pursuant to Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". In the calculation of average invested assets, the Company excludes cash collateral received from a securities lending program, which is offset by a securities lending payable in the same amount. The Company participates in a securities lending program with an affiliated agent, pursuant to which it lends its securities and primarily takes cash as collateral with respect to the securities lent. Participation in securities lending agreements provides additional net investment income for the Company, resulting from investment income earned on the collateral, less interest paid on the securities lending agreements and the related management fees paid to an affiliate to administer the program.

      An analysis of net investment spread and a reconciliation to pretax income before cumulative effect of accounting change is presented in the following table:

                                                                    THREE MONTHS ENDED         NINE MONTHS ENDED
                                                                       SEPTEMBER 30,              SEPTEMBER 30,
                                                                 ------------------------   ------------------------
                                                                    2004          2003         2004          2003
                                                                 ----------    ----------   ----------    ----------
                                                                                    (IN THOUSANDS)
Investment income .............................................  $   87,932    $   99,123   $  272,708    $  295,948
Interest credited to fixed annuity contracts and fixed
  accounts of variable annuity contracts ......................     (35,799)      (38,482)    (106,606)     (116,575)
Interest credited to universal life insurance contracts .......     (18,474)      (19,303)     (55,479)      (57,142)
Interest credited to guaranteed investment contracts ..........      (1,550)       (2,042)      (4,264)       (6,089)
                                                                 ----------    ----------   ----------    ----------
Net investment spread .........................................      32,109        39,296      106,359       116,142

Net realized investment losses ................................     (15,151)      (17,940)     (24,877)      (26,570)
Fee income, net of reinsurance ................................     105,895        87,287      315,653       248,968
General administrative expenses, net of deferrals .............     (23,272)      (18,992)     (75,873)      (59,281)
Amortization of DAC and other deferred expenses ...............     (21,160)      (44,400)     (90,490)     (123,477)
Annual commissions ............................................     (15,114)      (11,422)     (45,245)      (41,595)
Claims on UL contracts, net of reinsurance recoveries .........      (3,577)       (4,022)     (13,499)      (15,255)
Guaranteed benefits, net of reinsurance recoveries ............     (17,314)      (14,723)     (48,240)      (51,182)
                                                                 ----------    ----------   ----------    ----------
Pretax income before cumulative effect of accounting change ...  $   42,416    $   15,084   $  123,788    $   47,750
                                                                 ==========    ==========   ==========    ==========

      Net investment spread totaled $32.1 million in the third quarter of 2004, compared to $39.3 million in the third quarter of 2003. These amounts equal 2.06% on average invested assets (computed on a daily basis) of $6.23 billion in the third quarter of 2004 and 2.35% on average invested assets of $6.69 billion in the third quarter of 2003. For the nine months, net investment spread totaled $106.4 million in 2004 and $116.1 million in 2003, representing 2.27% of average invested assets of $6.25 billion in 2004 and 2.30% of average invested assets of $6.72 billion in 2003 on an annualized basis.

      The components of net investment spread were as follows (percentages represent annualized rates):

                                                                         THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                            SEPTEMBER 30,               SEPTEMBER 30,
                                                                      ------------------------    ------------------------
                                                                         2004          2003          2004          2003
                                                                      ----------    ----------    ----------    ----------
                                                                                         (IN THOUSANDS)
Net investment spread ..............................................  $   32,109    $   39,296    $  106,359    $  116,142
Average invested assets ............................................   6,225,262     6,686,235     6,254,328     6,718,648
Average interest-bearing liabilities ...............................   5,966,369     6,440,801     5,986,790     6,465,731

Yield on average invested assets ...................................        5.65%         5.93%         5.81%         5.87%
Rate paid on average interest-bearing liabilities ..................        3.74          3.72          3.70          3.71
                                                                      ----------    ----------    ----------    ----------
Difference between yield and interest rate paid ....................        1.91%         2.21%         2.11%         2.16%
                                                                      ==========    ==========    ==========    ==========
Net investment spread as a percentage of average invested assets ...        2.06%         2.35%         2.27%         2.30%
                                                                      ==========    ==========    ==========    ==========

      The decline in average invested assets resulted primarily from net exchanges from fixed accounts into the separate accounts of variable annuity contracts, partially offset by sales of the fixed account options of the Company's variable annuity products. Sales of fixed annuities and fixed annuity options ("Fixed Annuity Deposits") and renewal deposits on its universal life product totaled $323.1 million in the third quarter of 2004, $389.3 million in the third quarter of 2003, $1.12 billion in the nine months of 2004 and $1.22 billion in the nine months of 2003, and are largely deposits for the fixed account options of variable annuities. On an annualized basis, Fixed Annuity Deposits represent 22%, 25%, 25% and 27%, respectively, of the related reserve balances at the beginning of the respective periods.

      Net investment spreads include the effect of income earned or interest paid on the difference between average invested assets and average interest-bearing liabilities. Average invested assets exceeded average interest-bearing liabilities by $258.9 million in the third quarter of 2004, compared with $245.4 million in the third quarter of 2003. For the nine months, average invested assets exceeded average interest-bearing liabilities by $267.5 million in 2004, compared with $252.9 million in 2003. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities was 1.91% in the third quarter of 2004, 2.21% in the third quarter of 2003, 2.11% in the nine months of 2004 and 2.16% in the nine months of 2003.

      Investment income (and the related yields on average invested assets) totaled $87.9 million (5.65%) in the third quarter of 2004, $99.1 million (5.93%) in the third quarter of 2003, $272.7 million (5.81%) in the nine months of 2004 and $295.9 million (5.87%) in the nine months of 2003. The decrease in the investment yield primarily reflects the historically low prevailing interest rate environment that has persisted throughout 2003 and 2004, as well as $1.7 million in losses from the mark to market of the S&P 500 put options and the GMAV embedded derivatives in the third quarter of 2004, compared to a $1.5 million income in the third quarter of 2003. Excluding the impact of the put options and embedded derivatives, investment income would have been $89.6 million (5.76%) and $97.6 (5.84%) in the third quarters of 2004 and 2003, respectively. Expenses incurred to manage the investment portfolio amounted to $0.5 million in the third quarter of 2004, $0.6 million in the third quarter of 2003, $1.8 million in the nine months of 2004 and $1.7 million in the nine months of 2003. These expenses are included as a reduction of investment income in the consolidated statement of income and comprehensive income.

      Interest expense totaled $55.8 million in the third quarter of 2004 and $59.8 million in the third quarter of 2003. For the nine months, interest expense aggregated $166.3 million in 2004, compared with $179.8 million in 2003. The average rate paid on all interest-bearing liabilities was 3.74% in the third quarter of 2004, compared with 3.72% in the third quarter of 2003. For the nine months, the average rate paid on all interest-bearing liabilities was 3.70% in 2004 and 3.71% in 2003. Interest-bearing liabilities averaged $5.97 billion during the third quarter of 2004, $6.44 billion during the third quarter of 2003, $5.99 billion during the nine months of 2004 and $6.47 billion during the nine months of 2003.

      NET REALIZED INVESTMENT LOSSES totaled $15.2 million in the third quarter of 2004, compared with $17.9 million in the third quarter of 2003 and include impairment writedowns of $15.4 million and $20.3 million, respectively. For the nine months, net realized investment losses totaled $24.9 million in 2004, compared with $26.6 million in 2003 and include impairment writedowns of $17.9 million and $35.9 million, respectively. Thus, net realized gains from sales and redemptions of investments totaled $0.2 million in the third quarter of 2004 and $2.4 million in the third quarter of 2003. For the nine months, net realized losses from sales and redemptions of investments totaled $7.0 million in 2004, compared to net realized gains of $9.3 million in 2003.

      The Company sold or redeemed invested assets, principally bonds and notes, aggregating $320.3 million in the third quarter of 2004, $265.4 million in the third quarter of 2003, $1.50 billion in the nine months of 2004 and $1.62 billion in the nine months of 2003. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales and redemptions of investments fluctuate from period to period, and represent 0.01%, 0.14%, 0.15% and 0.17% of average invested assets in the third quarter of 2004, the third quarter of 2003, the nine months of 2004 and the nine months of 2003, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.

      Impairment writedowns include $15.4 million, $20.3 million, $17.9 million and $35.9 million of provisions principally applied to bonds in the third quarter of 2004, the third quarter of 2003, the nine months of 2004 and the nine months of 2003, respectively. On an annualized basis, impairment writedowns represent 0.99%, 1.21%, 0.38% and 0.71% of average invested assets in the respective periods. For the twenty quarters ended September 30, 2004, impairment writedowns as an annualized percentage of average invested assets have ranged from 0.07% to 1.95% and have averaged 0.69%. Such writedowns are based upon estimates of the fair value of invested assets and recorded when declines in the value of such assets are considered to be other than temporary. Actual realization will be dependent upon future events.

      VARIABLE ANNUITY POLICY FEES, NET OF REINSURANCE are based on the market value of assets in separate accounts supporting variable annuity contracts. Such fees totaled $91.9 million in the third quarter of 2004 and $72.2 million in the third quarter of 2003 and are net of reinsurance premiums of $6.7 million and $8.9 million, respectively. For the nine months, variable annuity policy fees totaled $270.5 million in 2004 and $201.2 million in 2003 and are net of reinsurance premiums of $21.7 million and $23.0 million, respectively. The increased fees in 2004 as compared to 2003 primarily reflect the improved equity market conditions in early 2004 and the latter part of 2003, and the resulting favorable impact on market values of the assets in the separate accounts. On an annualized basis, variable annuity policy fees represent 1.8%, 1.7%, 1.8% and 1.7% of average variable annuity assets in the third quarters and nine months of 2004 and 2003, respectively. Variable annuity assets averaged $20.13 billion, $16.88 billion, $20.03 billion and $15.68 billion during the respective periods. Variable annuity deposits, which exclude deposits allocated to the fixed accounts of variable annuity products, totaled $586.0 million in the third quarter of 2004 and $484.1 million in the third quarter of 2003. For the nine months, variable annuity deposits totaled $2.09 billion in 2004, compared with $1.21 billion in 2003. On an annualized basis, these amounts represent 11%, 12%, 15% and 11% of variable annuity reserves at the beginning of the respective periods. The increase in variable annuity deposits in the nine months of 2004 reflected increased demand for variable annuity products due to the improved equity market conditions in early 2004 and the latter part of 2003. Transfers from the fixed accounts of the Company's variable annuity products to the separate accounts are not classified as variable annuity deposits. Accordingly, changes in variable annuity deposits are not necessarily indicative of the ultimate allocation by customers among fixed and variable account options of the Company's variable annuity products.

      Sales of variable annuity products (which include deposits allocated to the fixed accounts) ("Variable Annuity Product Sales") amounted to $898.2 million, $863.2 million, $3.17 billion and $2.39 billion in the third quarters and the nine months of 2004 and 2003, respectively. Such sales primarily reflect those of the Company's Polaris and Seasons families of variable annuity products. The Company's variable annuity products are primarily multi-manager variable annuities that offer investors a choice of several variable funds as well as a number of guaranteed fixed-rate funds. Investors can select from a choice of several variable funds and up to 7 guaranteed fixed-rate funds, depending on the product. The increase in Variable Annuity Product Sales for the nine months reflects the generally improved equity market conditions in early 2004 and the latter part of 2003. The 23% decrease in Variable Annuity Product Sales in the third quarter of 2004 compared to the prior quarter primarily reflects generally difficult equity market conditions during the third quarter.

      The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, Federal initiatives are proposed that could affect the taxation of annuities (see "Regulation").

      UNIVERSAL LIFE INSURANCE POLICY FEES, NET OF REINSURANCE amounted to $7.5 million in the third quarter of 2004 and $8.2 million in the third quarter of 2003 and are net of reinsurance premiums of $9.3 million and $9.1 million, respectively. For the nine months, universal life insurance policy fees totaled $25.2 million in 2004 and $26.5 million in 2003 and are net of reinsurance premiums of $25.7 million and $25.4 million, respectively. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. The administrative fees are assessed based on the number of policies in force as of the end of each month. The Company acquired its universal life contracts as part of the acquisition of business from MBL Life Assurance Corporation on December 31, 1998 and does not actively market such contracts. Such fees annualized represent 2.0%, 2.1%, 2.2% and 2.2% of average reserves for universal life insurance contracts in the respective periods.

      SURRENDER CHARGES on variable annuity and universal life insurance contracts totaled $6.5 million in the third quarter of 2004 and $6.9 million in the third quarter of 2003. For the nine months, such surrender charges totaled $20.0 million in 2004 and $21.2 million in 2003. Surrender charge periods range from zero to nine years from the date a deposit is received. Surrender charges generally are assessed on withdrawals at declining rates during the first seven or nine years following receipt of the deposit.

      GENERAL AND ADMINISTRATIVE EXPENSES totaled $23.3 million in the third quarter of 2004 and $19.0 million in the third quarter of 2003. For the nine months, general and administrative expenses totaled $75.9 million in 2004 and $59.3 million in 2003. The increase in 2004 results from higher information technology costs and payroll related expenses resulting from higher sales and the servicing of such additional business. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES totaled $21.2 million in the third quarter of 2004, compared to $44.4 million in the third quarter of 2003. For the nine months, such amortization totaled $90.5 million in 2004 and $123.5 million in 2003. The prior year included accelerated amortization due to impairments of certain products and higher than anticipated surrenders on certain products with features which have been discontinued.

      ANNUAL COMMISSIONS totaled $15.1 million in the third quarter of 2004, compared with $11.4 million in the third quarter of 2003. For the nine months, annual commissions totaled $45.2 million in 2004 and $41.6 million in 2003. Annual commissions represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. The vast majority of the Company's average balances of its variable annuity products are currently subject to such annual commissions.

      CLAIMS ON UNIVERSAL LIFE CONTRACTS, NET OF REINSURANCE RECOVERIES totaled $3.6 million in the third quarter of 2004, compared to $4.0 million in the third quarter of 2003 and are net of reinsurance recoveries of $5.9 million and $9.0 million, respectively. For the nine months, such claims totaled $13.5 million in 2004 and $15.3 million in 2003 and are net of reinsurance recoveries of $28.6 million and $26.8 million, respectively. The change in such claims resulted principally from changes in mortality experience.

      GUARANTEED BENEFITS, NET OF REINSURANCE RECOVERIES on variable annuity contracts totaled $17.3 million in the third quarter of 2004, compared with $14.7 million in the third quarter of 2003 and are net of reinsurance recoveries of $0.1 million and $1.3 million, respectively. For the nine months, guaranteed benefits paid or accrued, net of reinsurance recoveries amounted to $48.2 million in 2004 and $51.2 million in 2003 and are net of reinsurance recoveries of $2.5 million and $7.1 million, respectively. These guaranteed benefits consist primarily of guaranteed minimum death benefits as well as immaterial amounts of earnings enhancement benefits and guaranteed minimum income benefits. These guarantees are described in more detail in the following paragraphs. The decrease during the nine months of 2004 reflects the generally improved equity market conditions in early 2004 and the latter part of 2003. Downturns in the equity markets could increase these expenses.

      Guaranteed minimum death benefits ("GMDB") are issued on a majority of the Company's variable annuity products. GMDB provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of
(1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by contract holder. The Company bears the risk that death claims following a decline in the equity markets may exceed contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As of September 30, 2004, the Company has reinsurance coverage on approximately 30% of in-force contracts with GMDB (calculated based on account value) and will be ceding only a small number of new contracts through the end of 2004. The Company does not currently have reinsurance coverage on any contracts to be sold after December 2004. Reinsurance coverage is subject to limitations such as caps and deductibles. On January 1, 2004, the Company recorded a liability for GMDB (see
Note 2 of Notes to Consolidated Financial Statements) pursuant to adoption of a new accounting standard, SOP 03-1.

      Earnings enhancement benefit ("EEB") is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At September 30, 2004, based on current account value, approximately 8% of in-force contracts include EEB coverage and 86% of the contracts with EEB are reinsured.

      Guaranteed minimum income benefit ("GMIB") is a feature the Company offers on certain variable annuity products. This feature provides a minimum fixed annuity payment guarantee for those contract holders who choose to receive fixed lifetime annuity payments after a seven, nine, or ten-year waiting period in their deferred annuity contracts. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated policyholder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The majority of the Company's products containing the GMIB feature have been reinsured. However, the Company does not have reinsurance coverage on contracts sold after July 2004. As there is a waiting period to annuitize using the GMIB, there are virtually no policies eligible to receive this benefit at September 30, 2004.

      Guaranteed minimum account value ("GMAV") is a feature the Company began offering on certain variable annuity products in the third quarter of 2002. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMAV benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.

      Guaranteed minimum withdrawal benefit ("GMWB") is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium, are available after either a three-year or a five-year waiting period, as elected by the contract holder at the time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company is in the process of implementing a capital market hedging strategy for this feature.

      As of September 30, 2004, substantially all of the Company's near-term exposure to guaranteed benefits relates to GMDB and EEB. However, as sales of products with other guaranteed benefits increase, the Company expects these newer guarantees to have a potential impact on operating results in periods when equity market returns are inadequate to support those contractual guarantees.

      With respect to its reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. Due to the high credit ratings and periodic monitoring of these ratings of the reinsurers, such risks are considered to be minimal.

ASSET MANAGEMENT OPERATIONS

      PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $9.1 million in the third quarter of 2004 compared to an $8.5 million in the third quarter of 2003. For the nine months, pretax income before cumulative effect of accounting change amounted to $24.6 million in 2004 and $16.4 million in 2003. The increases in the third quarter and nine months of 2004 from 2003 resulted from increased asset management fees, partially offset by increased amortization of DAC and other deferred expenses.

      ASSET MANAGEMENT FEES, which include investment advisory fees and 12b-1 distribution fees, are based on the market value of assets managed in mutual funds by SAAMCo. Such fees totaled $23.0 million on average assets managed of $9.53 billion in the third quarter of 2004 and $17.6 million on average assets managed of $8.42 billion in the third quarter of 2003. For the nine months, asset management fees amounted to $66.5 million on average assets managed of $9.59 billion in 2004 and $46.4 million on average assets managed of $7.88 billion in 2003. The increase in asset management fees is primarily the result of a higher average asset base and higher margin on account servicing fees. Mutual fund sales, excluding sales of money market accounts and private accounts, totaled $466.6 million in the third quarter of 2004, compared to $572.6 million in the third quarter of 2003. For the nine months, mutual fund sales amounted to $1.70 billion in 2004 and $1.57 billion in 2003. Redemptions of mutual funds, excluding redemptions of money market accounts, amounted to $386.1 million in the third quarter of 2004, $340.8 million in the third quarter of 2003, $1.13 billion in the nine months of 2004 and $1.11 billion in the nine months of 2003, which, annualized, represent 20%, 21%, 19% and 25%, respectively, of average related mutual fund assets. The increase in sales in the nine months of 2004 principally reflects increasing demand for equity products, due to generally improved equity market conditions in early 2004 and the latter part of 2003. The 13% decrease in mutual fund sales in the third quarter of 2004 compared to the prior quarter primarily reflects generally difficult equity market conditions during the third quarter.

      GENERAL AND ADMINISTRATIVE EXPENSES totaled $9.4 million in the third quarter of 2004, $7.3 million in the third quarter of 2003, $28.4 million in the nine months of 2004 and $25.3 million in the nine months of 2003. General and administrative expenses increased in 2004 due primarily to increased costs associated with higher sales and the servicing of such additional business.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES includes amortization of distribution costs which totaled $8.1 million in the third quarter of 2004, compared with $5.9 million in the third quarter of 2003. For the nine months, such amortization totaled $23.5 million in 2004 and $16.3 million in 2003. The increase in amortization was primarily due to additional mutual fund sales since the third quarter of 2003 and amortization of the deferred commissions thereon.

CAPITAL RESOURCES AND LIQUIDITY

      SHAREHOLDER'S EQUITY increased to $1.61 billion at September 30, 2004 from $1.56 billion at December 31, 2003. The increase reflected $50.0 million of net income partially offset by $3.2 million decrease in unrealized gains, net of the effect of taxes and DAC, and a $2.5 million dividend to the Parent.

      INVESTMENTS AND CASH at September 30, 2004 totaled $7.78 billion, compared with $7.12 billion at December 31, 2003. The Company's invested assets are managed by an affiliate. The following table summarizes the Company's portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") and other investments and cash at September 30, 2004 and December 31, 2003:

                                             SEPTEMBER 30, 2004             DECEMBER 31, 2003
                                        ---------------------------   ---------------------------
                                           FAIR          PERCENT OF      FAIR          PERCENT OF
                                           VALUE         PORTFOLIO       VALUE         PORTFOLIO
                                        ------------    -----------   ------------    -----------
                                                 (IN THOUSANDS, EXCEPT FOR PERCENTAGES)
Bond Portfolio:
U.S. government securities ...........  $     30,329          0.4%    $     19,651          0.3%
Mortgage-backed securities ...........     1,012,221         13.0        1,162,757         16.3
Securities of public utilities .......       325,649          4.2          334,959          4.7
Corporate bonds and notes ............     2,926,886         37.5        2,845,597         39.9
Redeemable preferred stocks ..........        21,550          0.3           22,175          0.3
Other debt securities ................       951,239         12.2        1,120,661         15.7
                                        ------------      -------     ------------      -------
Total Bond Portfolio .................     5,267,874         67.6        5,505,800         77.2
Mortgage loans .......................       675,778          8.7          716,846         10.1
Common stocks ........................         4,889          0.1              727          0.0
Cash and short-term investments ......       261,815          3.4          133,105          1.9
Securities lending collateral ........     1,327,722         17.0          514,145          7.2
Other ................................       251,054          3.2          254,010          3.6
                                        ------------      -------     ------------      -------
Total investments and cash ...........  $  7,789,132        100.0%    $  7,124,633        100.0%
                                        ============      =======     ============      =======

      The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of the Bond Portfolio is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, the Company's need for liquidity and other similar factors.

      THE BOND PORTFOLIO, which constituted 68% of the Company's total investment portfolio at September 30, 2004, had an aggregate fair value that was $152.6 million greater than its amortized cost at September 30, 2004, compared with $154.6 million at December 31, 2003.

      At September 30, 2004, the Bond Portfolio had an aggregate fair value of $5.27 billion and an aggregate amortized cost of $5.12 billion. At September 30, 2004, the Bond Portfolio (excluding $21.6 million of redeemable preferred stocks) included $5.17 billion of bonds rated by Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's"), Fitch ("Fitch") or the National Association of Insurance Commissioners ("NAIC"), and $71.5 million of bonds rated by the Company pursuant to statutory ratings guidelines established by the NAIC. At September 30, 2004, approximately $4.86 billion of the Bond Portfolio was investment grade, including $1.04 billion of mortgage-backed securities and U.S. government/agency securities.

      At September 30, 2004, the Bond Portfolio included $383.4 million of bonds that were not investment grade. These non-investment-grade bonds accounted for approximately 1.3% of the Company's total assets and approximately 4.9% of its invested assets. Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. An economic downturn could produce higher than average issuer defaults on the non-investment-grade securities, which could cause the Company's investment returns and net income to decline. At September 30, 2004, the Company's non-investment-grade bond portfolio consisted of 174 issues with no single issuer representing more than 10% of the total non-investment-grade portfolio. These non-investment-grade securities are comprised of bonds spanning 10 industries with 22% of these assets concentrated in telecommunications, 19% concentrated in utilities, 14% concentrated in financial services and 10% concentrated in noncyclical consumer products. No other industry concentration constituted more than 10% of these assets.

      The table below summarizes the Company's rated bonds by rating classification as of September 30, 2004.

                      RATED BONDS BY RATING CLASSIFICATION
                             (DOLLARS IN THOUSANDS)

                                                     ISSUES NOT RATED BY S&P/MOODY'S/
       ISSUES RATED BY S&P/MOODY'S/FITCH                 FITCH, BY NAIC CATEGORY                            TOTAL
----------------------------------------------    --------------------------------------    --------------------------------------
                                                                                                                        PERCENT OF
                                                                                                                          TOTAL
S&P/MOODY'S/FITCH       AMORTIZED   ESTIMATED        NAIC        AMORTIZED    ESTIMATED      AMORTIZED    ESTIMATED      INVESTED
CATEGORY (1)              COST      FAIR VALUE    CATEGORY(2)      COST       FAIR VALUE       COST       FAIR VALUE      ASSETS
----------------------------------------------    --------------------------------------    --------------------------------------
AAA+ to A-
(Aaa to A3)
[AAA to A-]            $2,911,087   $2,999,279         1        $  297,954    $  305,611    $3,209,041    $3,304,890      42.47%

BBB+ to BBB-
(Baa to Baa3)
[BBB+ to BBB-]          1,224,744    1,260,101         2           290,260       297,926     1,515,004     1,558,027      20.02%

BB+ to BB-
(Bal to Ba3)
[BB+ to BB-]              139,007      144,124         3            36,450        36,885       175,457       181,009       2.33%

B+ to B-
(Bl to B3)
[B+ to B-]                147,917      152,185         4             1,600         2,028       149,517       154,213       1.98%

CCC+ to CCC-
(Caal to Caa3)
[CCC+ to CCC-]             31,919       29,743         5             7,306         6,695        39,225        36,438       0.47%

CC to D
(Ca to C)
[CC to D]                   2,686        5,921         6             4,202         5,826         6,888        11,747       0.15%
                       ----------   ----------                  ----------    ----------    ----------    ----------
TOTAL RATED ISSUES     $4,457,360   $4,591,353                  $  637,772    $  654,971    $5,095,132    $5,246,324
                       ==========   ==========                  ==========    ==========    ==========    ==========

FOOTNOTES TO THE TABLE OF RATED BONDS BY RATING CLASSIFICATION

(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's and Fitch ratings if rated by multiple agencies.

(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for non-defaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $71.5 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.

      The valuation of invested assets involves obtaining a fair value for each security. The source for the fair value is generally from market exchanges, with the exception of non-traded securities.

      Another aspect of valuation pertains to impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. In general, a security is considered a candidate for impairment if it meets any of the following criteria:

      - Trading at a significant discount to par, amortized cost (if lower) or cost for an extended period of time;

      - The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

      - In the opinion of the Company's management, it is unlikely the Company will realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

      Once a security has been identified as potentially impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price.

      The Company has the ability to hold any security to its stated maturity. Therefore, the decision to sell reflects the judgment of the Company's management that the security sold is unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflects management's judgment that the risk-discounted anticipated ultimate recovery is less than the value achieved on sale.

      As a result of these policies, the Company recorded pretax impairment writedowns of $17.9 million and $35.9 million in the nine months of 2004 and 2003, respectively. No individual impairment loss, net of DAC and taxes, exceeded 10% of the Company's net income for the nine months ended September 30, 2004.

      Excluding the impairments noted above, the changes in fair value for the Company's Bond Portfolio, which constitutes the vast majority of the Company's investments, were recorded as a component of other comprehensive income in shareholder's equity as unrealized gains or losses.

      At September 30, 2004, the fair value of the Company's Bond Portfolio aggregated $5.27 billion. Of this aggregate fair value, approximately 0.3% represented securities trading at or below 75% of amortized cost. The impact of unrealized losses on net income will be further mitigated upon realization, because realization will result in current decreases in the amortization of certain deferred acquisition costs and decreases in income taxes.

      At September 30, 2004, approximately $4.20 billion, at amortized cost, of the Bond Portfolio had a fair value of $4.39 billion resulting in an aggregate unrealized gain of $188.1 million. At September 30, 2004, approximately $915.8 million, at amortized cost, of the Bond Portfolio had a fair value of $880.3 million resulting in an aggregate unrealized loss of $35.5 million. One issuer accounted for 11% of unrealized losses. No other single issuer accounted for more than 10% of unrealized losses. Approximately 27%, 25% and 12% of unrealized losses were from the financial services, transportation and noncyclical consumer products industries, respectively. No other industry accounted for more than 10% of unrealized losses.

      The amortized cost of the Bond Portfolio in an unrealized loss position at September 30, 2004, by contractual maturity, is shown below.

                                                             AMORTIZED COST
                                                             --------------
                                                             (IN THOUSANDS)
      Due in one year or less .............................  $       11,739
      Due after one year through five years ...............         323,510
      Due after five years through ten years ..............         382,726
      Due after ten years .................................         197,792
                                                             --------------
      Total ...............................................  $      915,767
                                                             ==============

      1 The aging of the Bond Portfolio in an unrealized loss position at September 30, 2004 is shown below:

(DOLLARS                              LESS THAN OR EQUAL TO 20%          GREATER THAN 20% TO 50%
IN THOUSANDS)                             OF AMORTIZED COST                 OF AMORTIZED COST
-------------------------------   ---------------------------------  ---------------------------------
                                  AMORTIZED  UNREALIZED              AMORTIZED  UNREALIZED
MONTHS                              COST       LOSS         ITEMS      COST       LOSS         ITEMS
-------------------------------   ---------  ----------   ---------  ---------  ----------   ---------
INVESTMENT GRADE BONDS

   0-6 ........................   $ 441,204  $   (7,377)      68     $      --  $       --       --
   7-12 .......................     189,106      (5,305)      23            --          --       --
    >12 .......................     180,470      (8,834)      25        14,714      (4,112)       2
                                  ---------  ----------   ---------  ---------  ----------   ---------
  Total .......................   $ 810,780  $  (21,516)     116     $  14,714  $   (4,112)       2
                                  ---------  ----------   ---------  ---------  ----------   ---------
BELOW INVESTMENT GRADE BONDS
   0-6 ........................   $  34,796  $   (2,442)      28     $     175  $      (61)       1
   7-12 .......................          --          --       --           620        (162)       1
    >12 .......................      44,854      (3,401)       9         9,229      (3,313)       2
                                  ---------  ----------   ---------  ---------  ----------   ---------
  Total .......................   $  79,650  $   (5,843)      37     $  10,024  $   (3,536)       4
                                  ---------  ----------   ---------  ---------  ----------   ---------
TOTAL BONDS
   0-6 ........................   $ 476,000  $   (9,819)      96     $     175  $      (61)       1
   7-12 .......................     189,106      (5,305)      23           620        (162)       1
    >12 .......................     225,324     (12,235)      34        23,943      (7,425)       4
  Total .......................   $ 890,430  $  (27,359)     153     $  24,738  $   (7,648)       6

(DOLLARS                                  GREATER THAN 50%
IN THOUSANDS)                             OF AMORTIZED COST                       TOTAL
-------------------------------   ---------------------------------  ---------------------------------
                                  AMORTIZED  UNREALIZED              AMORTIZED  UNREALIZED
MONTHS                              COST       LOSS         ITEMS      COST       LOSS         ITEMS
-------------------------------   ---------  ----------   ---------  ---------  ----------   ---------
INVESTMENT GRADE BONDS

   0-6 ........................   $      --  $       --       --     $ 441,204  $   (7,377)      68
   7-12 .......................          --          --       --       189,106      (5,305)      23
    >12 .......................          --          --       --       195,184     (12,946)      27
                                  ---------  ----------   ---------  ---------  ----------   ---------
  Total .......................   $      --  $       --       --     $ 825,494  $  (25,628)     118
                                  ---------  ----------   ---------  ---------  ----------   ---------
BELOW INVESTMENT GRADE BONDS
   0-6 ........................   $      --  $       --       --     $  34,971  $   (2,503)      29
   7-12 .......................         599        (469)       1         1,219        (631)       2
    >12 .......................          --          --       --        54,083      (6,714)      11
                                  ---------  ----------   ---------  ---------  ----------   ---------
  Total .......................   $     599  $     (469)       1     $  90,273  $   (9,848)      42
                                  ---------  ----------   ---------  ---------  ----------   ---------
TOTAL BONDS
   0-6 ........................   $      --  $       --       --     $ 476,175  $   (9,880)      97
   7-12 .......................         599        (469)       1       190,325      (5,936)      25
    >12 .......................          --          --       --       249,267     (19,660)      38
                                  ---------  ----------   ---------  ---------  ----------   ---------
  Total .......................   $     599  $     (469)       1     $ 915,767  $  (35,476)     160
                                  ---------  ----------   ---------  ---------  ----------   ---------

      In 2004, the pretax realized losses incurred with respect to the sale of fixed securities in the Bond Portfolio were $6.9 million. The aggregate fair value of securities sold was $129.0 million, which was approximately 91.0% of amortized cost. The average period of time that securities sold at a loss during 2004 were trading continuously at a price below amortized cost was approximately 21 months.

      The valuation for the Company's Bond Portfolio comes from market exchanges or dealer quotations, with the exception of non-traded securities. The Company considers non-traded securities to mean certain fixed income investments and certain structured securities. The aggregate fair value of these securities at September 30, 2004 was approximately $892.1 million.

      The methodology used to estimate fair value of non-traded fixed income investments is by reference to traded securities with similar attributes and using a matrix pricing methodology. This technique takes into account such factors as the industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer and other relevant factors. The change in fair value is recognized as a component of other comprehensive income.

      For certain structured securities, the carrying value is based on an estimate of the security's future cash flows pursuant to the requirements of Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The change in carrying value is recognized in income.

      Each of these investment categories is regularly tested to determine if impairment in value exists. Various valuation techniques are used with respect to each category in this determination.

      Senior secured loans ("Secured Loans") are included in the Bond Portfolio and aggregated $292.5 million at September 30, 2004. Secured Loans are senior to subordinated debt and equity and are secured by assets of the issuer. At September 30, 2004, Secured Loans consisted of $197.1 million of privately traded securities and $95.4 million of publicly traded securities. These Secured Loans are composed of loans to 62 borrowers spanning 10 industries, with 28% of these assets concentrated in utilities, 17% concentrated in communications, 14% concentrated in transportation, 11% concentrated in noncyclical consumer products and 10% concentrated in cyclical consumer products. No other industry constituted more than 10% of these assets.

      While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans. The Company's Secured Loans are rated by S&P, Moody's, Fitch, the NAIC or by the Company, pursuant to comparable statutory ratings guidelines established by the NAIC.

      MORTGAGE LOANS aggregated $675.8 million at September 30, 2004 and consisted of 100 commercial first mortgage loans with an average loan balance of approximately $6.8 million, collateralized by properties located in 30 states. Approximately 37% of this portfolio was office, 16% was manufactured housing, 15% was multifamily residential, 11% was industrial, 11% was hotels, and 10% was other types. At September 30, 2004, approximately 25%, 12% and 11% of this portfolio were secured by properties located in California, New York and Michigan, respectively. No more than 10% of this portfolio was secured by properties located in any other single state. At September 30, 2004, 14 mortgage loans have an outstanding balance of $10 million or more, which collectively aggregated approximately 49% of this portfolio. At September 30, 2004, approximately 35% of the mortgage loan portfolio consisted of loans with balloon payments due before October 1, 2007. During 2004 and 2003, loans delinquent by more than 90 days, foreclosed loans and structured loans have not been significant in relation to the total mortgage loan portfolio.

      Substantially all of the mortgage loan portfolio has been originated by the Company under its underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

      SECURITIES LENDING COLLATERAL totaled $1.33 billion at September 30, 2004, compared to $514.1 million at December 31, 2003, and consisted of cash collateral invested in highly rated short-term securities received in connection with the Company's securities lending program. Although the cash collateral is currently invested in highly rated short-term securities, the applicable collateral agreements permit the cash collateral to be invested in highly liquid short and long-term investment portfolios. At least 75% of the portfolio's short-term investments must have external issue ratings of A-1/P-1, one of the highest ratings for short-term credit quality.

Long-term investments include corporate notes with maturities of five years or less and a credit rating by at least two nationally recognized statistical rating organizations ("NRSRO"), with no less than a S&P rating of A or equivalent by any other NRSRO.

      ASSET-LIABILITY MATCHING is utilized by the Company in an effort to minimize the risks of interest rate fluctuations and disintermediation (i.e. the risk of being forced to sell investments during unfavorable market conditions). The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's fixed-rate products incorporate surrender charges or other restrictions in order to encourage persistency. Approximately 77% of the Company's fixed annuity, universal life and GIC reserves had surrender penalties or other restrictions at September 30, 2004.

      As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its fixed-rate products and conducting its investment operations to closely match the duration and cash flows of the fixed-rate assets to that of its fixed-rate liabilities. The fixed-rate assets in the Company's asset-liability modeling include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; policy loans; and investments in limited partnerships that invest primarily in fixed-rate securities. At September 30, 2004, these assets had an aggregate fair value of $6.42 billion with an option-adjusted duration of 3.3 years. The Company's fixed-rate liabilities include fixed options of variable annuities, as well as universal life, fixed annuity and GIC contracts. At September 30, 2004, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $5.87 billion with an option-adjusted duration of 3.6 years. The Company's potential exposure due to a relative 10% decrease in prevailing interest rates from its September 30, 2004 levels is a loss of approximately $1.6 million, representing an increase in fair value of its fixed-rate liabilities that is not offset by an increase in fair value of its fixed-rate assets. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.

      Option-adjusted duration is a common measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. For example, if interest rates increase 1%, the fair value of an asset with a duration of 5.0 years is expected to decrease in value by approximately 5%. The Company estimates the option-adjusted duration of its assets and liabilities using a number of different interest rate scenarios, assuming continuation of existing investment and interest crediting strategies, including maintaining an appropriate level of liquidity. Actual company and contract owner behaviors may be different than was assumed in the estimate of option-adjusted duration and these differences may be material.

      A significant portion of the Company's fixed annuity contracts (including the fixed option of variable contracts) have reached or are near the minimum contractual guaranteed rate (generally 3% or 4%). Continual declines in interest rates could cause the spread between the yield on the portfolio and the interest rate credited to policyholders to deteriorate.

      The Company has had the ability, limited by minimum interest rate guarantees, to respond to the generally declining interest rate environment in the last five years by lowering crediting rates in response to lower investment returns. See the earlier discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations" for additional information on the calculation of investment yield and net investment spread used by the Company's management as a key component in evaluating the profitability of its annuity business. The trends experienced during the nine months ended September 30, 2004 and the three years ended December 31, 2003 in the Company's yield on average invested assets and rate of interest credited on average interest-bearing liabilities, compared to the market trend in long-term interest rates as illustrated by the average ten-year U.S. Treasury bond rate, are presented in the following table:

                                                          NINE MONTHS ENDED
                                                            SEPTEMBER 30,        YEARS ENDED DECEMBER, 31
                                                          -----------------   ------------------------------
                                                                2004            2003       2002       2001
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AVERAGE 10-YEAR U.S. TREASURY BOND RATE: ...............        4.29%           4.01%      4.61%      5.02%
AIG SunAmerica Life Assurance Company:
  Average yield on Bond Portfolio ......................        5.62            5.75       6.23       6.82
  Rate paid on average interest-bearing liabilities ....        3.70            3.71       3.93       4.58

      As a component of its asset-liability management strategy, the Company may utilize interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes.

      The Company seeks to enhance its spread income with dollar roll repurchase agreements ("Dollar Roll Repos"). Dollar Roll Repos involve a sale of mortgage-backed securities ("MBS") by the Company and an agreement to repurchase substantially similar MBS at a later date at an agreed upon price. The Company also seeks to provide liquidity by investing in MBS. MBS are generally investment-grade securities collateralized by large pools of mortgage loans. MBS generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.

      There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Dollar Roll Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Dollar Roll Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements are intended to hedge variable-rate assets or liabilities. The primary risk associated with MBS is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase such a security, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once such a security is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.

      INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In conducting these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral. For investments in partnerships, management reviews the financial statements and other information provided by the general partners.

      The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days. Impairment losses on securitized assets are recognized if the fair value of the security is less than its book value, and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date.

      DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $40.2 million of bonds at September 30, 2004, which constituted approximately 0.5% of total invested assets. At December 31, 2003, defaulted investments totaled $49.6 million, which constituted approximately 0.7% of total invested assets.

      SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, repo capacity on invested assets and, if required, proceeds from invested asset sales. The Company's liquidity is primarily derived from operating cash flows from annuity operations. At September 30, 2004, approximately $4.39 billion of the Bond Portfolio had an aggregate unrealized gain of $188.1 million, while approximately $880.3 million of the Bond Portfolio had an aggregate unrealized loss of $35.5 million. In addition, the Company's investment portfolio currently provides approximately $45.8 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity products have been more than sufficient in amount to satisfy the Company's liquidity needs.

      Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing annuities to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

      In a declining rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

      If a substantial portion of the Company's Bond Portfolio diminished significantly in value and/or defaulted, the Company would need to liquidate other portions of its investment portfolio and/or arrange financing. Such events that may cause such a liquidity strain could be the result of economic collapse or terrorist acts.

      Management believes that the Company's liquid assets and its net cash provided by operations will enable the Company to meet any foreseeable cash requirements for at least the next twelve months.

GUARANTEES AND OTHER COMMITMENTS

      The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at September 30, 2004 is $195.4 million. These commitments have contractual maturity dates as follows: $20.5 million in the remainder of 2004 and $174.9 million in 2005. Related to each of these agreements are participation agreements with the Parent, under which the Parent will share in $62.6 million of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service has completed examinations into the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

      At September 30, 2004, the Company held reserves for GICs with maturity dates as follows: $186.1 million in 2005 and $28.6 million in 2006 and thereafter.

RECENTLY ISSUED ACCOUNTING STANDARDS

      In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". (For further discussion see Note 2 of Notes to Consolidated Financial Statements.)

REGULATION

      The Company, in common with other insurers, is subject to regulation and supervision by the states and jurisdictions in which it does business. Within the United States, the method of such regulation varies but generally has its source in statutes that delegate regulatory and supervisory powers to an insurance official. The regulation and supervision relate primarily to approval of policy forms and rates, the standards of solvency that must be met and maintained, including risk-based capital measurements, the licensing of insurers and their agents, the nature of and limitations on investments, restrictions on the size of risks which may be insured under a single policy, deposits of securities for the benefit of policyholders, methods of accounting, periodic examinations of the affairs of insurance companies, the form and content of reports of financial condition required to be filed, and reserves for unearned premiums, losses and other purposes. In general, such regulation is for the protection of policyholders rather than security holders.

      Risk-based capital ("RBC") standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The standards are intended to help identify inadequately capitalized companies and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only as a result of the insurer's size, but also on the risk profile of the insurer's operations. The RBC Model Law provides four incremental levels of regulatory attention for insurers whose surplus is below the calculated RBC target. These levels of attention range in severity from requiring the insurer to submit a plan for corrective action to actually placing the insurer under regulatory control. The statutory capital and surplus of the Company exceeded its RBC requirements as of September 30, 2004.

      The federal government does not directly regulate the business of insurance, however, the Company and its products are governed by federal agencies, including the SEC, the Internal Revenue Service and the self-regulatory organization, the National Association of Securities Dealers, Inc. ("NASD"). Federal legislation and administrative policies in several areas, including financial services regulation, pension regulation and federal taxation, can significantly and adversely affect the insurance industry. The federal government has from time to time considered legislation relating to the deferral of taxation on the accretion of value within certain annuities and life insurance products, changes in ERISA regulations, the alteration of the federal income tax structure and the availability of Section 401(k) and individual retirement accounts. Although the ultimate effect of any such changes, if implemented, is uncertain, both the persistency of our existing products and our ability to sell products may be materially impacted in the future.

      Recently there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and life insurers issuing variable annuity products. These inquiries have focused on a number of issues including, among other items, after-hours trading, short-term trading (sometimes referred to as market timing), revenue sharing arrangements and greater transparency regarding compensation arrangements. There are several rule proposals pending and or adopted at the SEC, the NASD and on a federal level, which could have an impact on the business of the Company and/or its subsidiaries.

      Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management and based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial condition or operation.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

      The quantitative and qualitative disclosures about market risk are contained in the Asset-Liability Matching section of Management's Discussion and Analysis of Financial Condition and Results of Operations on pages 35 to 36 herein.

DISCLOSURE CONTROLS AND PROCEDURES

      The Company's disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Company files or submits under the Securities Exchange Act of 1934, as amended (Exchange Act), is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including the Company's Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure. The Company's management, with the participation of the Company's Chief Executive Officer and Chief Financial Officer, have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by this report. Based on that evaluation, the Company's Chief Executive Officer and Chief Financial Officer concluded that the disclosure controls and procedures provide reasonable assurance of effectiveness as of the end of the period covered by this report. In addition, there has been no change in the Company's internal control over financial reporting that occurred during the fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.